     As filed with the Securities and Exchange Commission on March 6, 2006

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                         Post-Effective Amendment No. 33                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 34                           /X/

                        (Check appropriate box or boxes)

                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                            Stephen M. Benham, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)


            With copies to:                       With copies to:
        Elizabeth A. Davin, Esq.                Alan G. Priest, Esq.
         J.P. Morgan Investment                   Ropes & Gray LLP
            Management Inc.                       One Metro Center
           522 Fifth Avenue               700 12th Street, N.W., Suite 900
          New York, NY 10036                 Washington, D.C. 20005-3948


                            ------------------------


It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/X/ 60 days after filing pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / immediately upon filing pursuant to paragraph (b).

/ / on (date) pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(2).

/ / on (date) pursuant to paragraph (b)

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PROSPECTUS MAY 5, 2006

JPMORGAN INCOME FUNDS
R CLASS SHARES

JPMORGAN EMERGING MARKETS DEBT FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Emerging Markets Debt Fund                                                                  1
The Fund's Management and Administration                                                             6
How to Do Business with the Fund                                                                     8
  Purchasing Fund Shares                                                                             8
  Networking and Sub-Transfer Agency Fees                                                           11
  Exchanging Fund Shares                                                                            11
  Redeeming Fund Shares                                                                             12
Shareholder Information                                                                             15
  Distributions and Taxes                                                                           15
  Shareholder Statements and Reports                                                                16
  Availability of Proxy Voting Record                                                               16
  Portfolio Holdings Disclosure                                                                     16
Investments                                                                                         18
Risk and Reward Elements                                                                            20
Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates                                                                           25
Financial Highlights                                                                                26
How To Reach Us                                                                             BACK COVER

JPMORGAN EMERGING MARKETS DEBT FUND
  (formerly the JPMorgan Fleming Emerging Markets Debt Fund)

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-24.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. The Fund may invest in shares of other investment companies, including shares of affiliated money market funds.

The Fund may engage in short sales.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, J.P. Morgan Investment Management Inc. (JPMIM), selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund's holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

The Fund may invest without limit in junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with junk bonds.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging or risk management purposes and to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such derivatives may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of forward commitments which do not involve borrowing a security.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are uncomfortable with the risks of international investing

                                                           PROSPECTUS MAY 5 2006

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares.* Since R Class shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year for each of the last seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.

The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998            -15.93%
1999             25.97%
2000             15.23%
2001              4.77%
2002             11.44%
2003             29.53%
2004             14.22%
2005             14.83%

BEST QUARTER 4th quarter, 2002         14.22%
WORST QUARTER 3rd quarter, 1998       -21.73%

The Fund's year-to-date total return through 3/31/06 was __%.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed "Select Class."

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                                    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                       14.83           14.68           11.35
Return After Taxes on Distributions                                        8.81           10.03            6.67
Return After Taxes on Distributions and
Sale of Fund Shares                                                       11.84           10.17            6.91

EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                      10.74           12.26           10.67

LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                        13.74           15.22           10.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed "Select Class."

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of the R Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                               R CLASS SHARES
---------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED(1)                                                             2.00

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)
MANAGEMENT FEES                                                                          0.70
DISTRIBUTION (RULE 12b-1) FEES                                                           NONE
SHAREHOLDER SERVICE FEES                                                                 0.05
OTHER EXPENSES(2)                                                                        0.72

TOTAL ANNUAL OPERATING EXPENSES                                                          1.47
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                                               (0.42)

NET EXPENSES(3)                                                                          1.05

(1) The Emerging Markets Debt Fund charges a redemption fee of 2.00% of the value of shares sold. However, the redemption fee does not apply to bona fide asset allocation programs. The SmartRetirement Funds are considered asset allocation programs within the stated exceptions to the excessive trading limits and redemption fees.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the R Class Shares (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.05% of their average daily net assets beginning May 5, 2006 through December 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                                   1 YEAR       3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                          107           424            763          1,721

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/05, the adviser was paid management fees (net of waivers) of 0.55% of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

THE PORTFOLIO MANAGERS
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Jeff Grills, vice president and CFA, and Gunter Heiland, vice president, are the portfolio managers for the Fund. Mr. Grills is responsible for the management of both the dedicated and lower volatility emerging market portfolios. An employee since 1993, he spent two years with the Structured Derivatives Group before moving to the Fixed Income Group. In Fixed Income, Mr. Grills has served as an analyst in the Quantitative Research Group focusing on portfolio construction and risk analysis. Mr. Heiland is responsible for setting strategy and portfolio construction across emerging market debt strategies. He is also responsible for the trading of emerging markets and coordinating technology for the desk. Previously he was senior credit trader in the U.S. Fixed Income Trading Group. Before joining JPMIM in ______, Mr. Heiland spent seven years at Salomon Brothers.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Fund's Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's Shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHO CAN BUY SHARES?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected.

Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens,

NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fee is paid to the Fund and is designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Funds that assess redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund.

Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund's shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity. The Fund's investments in certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy their distribution requirements and to eliminate tax at the Fund level.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in certain foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

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

JPMORGAN INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                /X/ Permitted
                                / / Not Permitted

                                                                                                                     EMERGING
                                                                RELATED TYPES OF RISK                              MARKETS DEBT
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments       credit, interest rate, market, prepayment               /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time       credit, currency, liquidity, political                  /X/
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by            credit, currency, interest rate, liquidity,
domestic and foreign banks or corporations. These securities    market, political                                       /X/
are usually discounted and are rated by S&P, Moody's or
other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities     credit, currency, interest rate, liquidity,
that can be converted into equity securities at a future        market, political, valuation                            /X/
time and price.

CORPORATE BONDS Debt securities of domestic and foreign         credit, currency, interest rate, liquidity,
industrial, utility, banking and other financial                market, political, valuation                            /X/
institutions.

FOREIGN SECURITIES Securities issued by foreign companies as    foreign investment, market, political,
well as commercial paper of foreign issuers and obligations     liquidity                                               /X/
of foreign banks, overseas branches of U.S. banks and
supranational entities. Includes American Depositary
Receipts, Global Depositary Receipts, American Despositary
Securities and European Depositary Receipts.

HIGH YIELD SECURITIES Debt securities rated below investment    credit, currency, interest rate, liquidity,
grade also known as "junk bonds" and "non-investment grade      market, political, portfolio quality, valuation         /X/
bonds." These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by
Standard & Poor's Ratings Service and Ba or lower by Moody's
Investors Services, Inc.).

INFLATION-LINKED SECURITIES Fixed and floating rate debt        credit, currency, interest rate                         /X/
securities, the principal or interest of which is adjusted
periodically to a specified rate of inflation.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which        credit, environmental, extension, interest rate,
gives the lender a lien on property as security for the loan    liquidity, market, natural event, political,
payment.                                                        prepayment, valuation                                   /X/

MORTGAGE-BACKED SECURITIES Domestic and foreign securities      credit, currency, extension, interest rate,
(such as Federal Home Loan Banks, Freddie Macs, Fannie Maes)    leverage, market, political, prepayment                 /X/
which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign          currency, extension, interest rate, leverage,
mortgage-backed securities with the (1) promise to purchase     liquidity, market, political, prepayment                /X/
similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of     credit, currency, extension, interest rate,
bank debt or similar securities or obligations.                 liquidity, political, prepayment                        /X/

PRIVATE PLACEMENTS Bonds or other investments that are sold     credit, interest rate, liquidity, market,
directly to an institutional investor.                          valuation                                               /X/

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities      credit, interest rate, liquidity, market,
of issuers that invest in real estate or are secured by real    natural event, prepayment, valuation                    /X/
estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to      credit                                                  /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund        credit, leverage                                        /X/
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL           credit, currency, foreign investment, interest
ORGANIZATIONS Dollar- or non-dollar-denominated securities      rate, market, political                                 /X/
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to           credit, currency, interest rate, leverage,
exchange periodic payments with a counterparty. Segregated      market, political, valuation                            /X/
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued    credit, interest rate, market, natural event,
as general obligation and revenue bonds, whose interest is      political                                               /X/
exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,    interest rate                                           /X/
notes and bonds) guaranteed by the U.S. government for the
timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES        credit, currency, interest rate, liquidity,
Domestic and foreign securities offering non-cash or            market, political, valuation                            /X/
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:
CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

FOREIGN INVESTMENT RISK The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PORTFOLIO QUALITY RISK The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rate and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield, and           -  Bonds have generally outperformed     -  Under normal circumstances, the
   total return will fluctuate in response         money market investments over the        Fund plans to remain fully
   to bond market movements                        long term, with less risk than           invested in bonds and other fixed
                                                   stocks                                   income securities and may invest
-  The value of most bonds will fall when                                                   uninvested cash in affiliated
   interest rates rise; the longer a            -  Most bonds will rise in value when       money market funds
   bond's maturity and the lower its               interest rates fall
   credit quality, the more its value                                                    -  Debt investments for the Fund may
   typically falls                                                                          include U.S. and foreign
                                                -  Mortgage-backed and asset-backed         corporate and government bonds,
-  Adverse market, economic, political or          securities and direct mortgages can      convertible securities,
   other conditions may from time to time          offer attractive returns                 participation interests and
   cause a Fund to take temporary                                                           private placements
   defensive positions that are
   inconsistent with its principal                                                       -  The Fund seeks to limit risk and
   investment strategies and may hinder                                                     enhance total return or yields
   the Fund from achieving its investment                                                   through careful management,
   objective                                                                                sector allocation, individual
                                                                                            securities selection and duration
-  Mortgage-backed and asset backed                                                         management
   securities (securities representing an
   interest in, or secured by, a pool of                                                 -  During severe market downturns,
   mortgages or other assets such as                                                        the Fund has the option of
   receivables) and direct mortgages could                                                  investing up to 100% of assets in
   generate capital losses or periods of                                                    high quality short-term
   low yields if they are paid off                                                          instruments
   substantially earlier or later than
   anticipated                                                                           -  The adviser monitors interest
                                                                                            rate trends, as well as
                                                                                            geographic and demographic
                                                                                            information related to
                                                                                            mortgage-backed securities and
                                                                                            mortgage prepayments

CREDIT QUALITY

-  The default of an issuer would               -  Investment-grade bonds have a         -  The Fund maintains its own
   leave the Fund with unpaid                      lower risk of default                    policies for balancing credit
   interest or principal                                                                    quality against potential yields
                                                -  Junk bonds offer higher yields           and gains in light of its
-  Junk bonds (those rated BB, Ba or               and higher potential gains               investment goals
   lower) have a higher risk of
   default, tend to be less liquid,                                                      -  The adviser develops its own
   and may be more difficult to                                                             ratings of unrated securities and
   value                                                                                    makes a credit quality
                                                                                            determination for unrated
                                                                                            securities

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
FOREIGN INVESTMENTS

-  The Fund could lose money because of         -  Foreign bonds, which represent a      -  Foreign bonds are the primary
   foreign government actions, political           major portion of the world's fixed       investment for the Fund
   instability, or lack of adequate and            income securities, offer attractive
   accurate information                            potential performance and             -  To the extent that the Fund
                                                   opportunities for diversification        invests in foreign bonds, it may
-  Currency exchange rate movements could                                                   manage the currency exposure of
   reduce gains or create losses                -  Favorable exchange rate movements        its foreign investments relative
                                                   could generate gains or reduce           to its benchmark, and may hedge a
-  Currency and investment risks tend to           losses                                   portion of its foreign currency
   be higher in emerging markets; these                                                     exposure into the U.S. dollar
   markets also present higher liquidity        -  Emerging markets can offer higher        from time to time; These currency
   and valuation risks                             returns                                  management techniques may not be
                                                                                            available for certain emerging
                                                                                            markets investments; The Fund may
                                                                                            also use forward foreign currency
                                                                                            contracts for risk management
                                                                                            purposes and/or to increase
                                                                                            income and gain by establishing
                                                                                            or adjusting exposure to
                                                                                            particular foreign securities,
                                                                                            markets or currencies (see also
                                                                                            "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before         -  The Fund can take advantage of        -  The Fund segregates liquid assets
   issue or for delayed delivery, it could         attractive transaction opportunities     to offset leverage risks
   be exposed to leverage risk if it does
   not segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its              - The Fund could outperform its          -  The adviser focuses its active
   benchmark due to its sector, securities        benchmark due to these same               management on those areas where
   or duration choices                            choices                                   it believes its commitment to
                                                                                            research can most enhance returns
                                                                                            and manage risks in a consistent
                                                                                            way

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,        -  Hedges that correlate well with       -  The Fund uses derivatives, such
   swaps and forward foreign currency              underlying positions can reduce or       as futures, options, swaps and
   contracts(1) that are used for hedging          eliminate losses at low cost             forward foreign currency
   the portfolio or specific securities                                                     contracts for hedging and for
   may not fully offset the underlying          -  The Fund could make money and            risk management and to increase
   positions and this could result in              protect against losses if                income or gain (i.e., to adjust
   losses to the Fund that would not have          management's analysis proves             duration or yield curve exposure,
   otherwise occurred*                             correct                                  or to establish or adjust
                                                                                            exposure to particular securities,
-  The Fund may have difficulty exiting a       -  Derivatives that involve leverage        markets, or currencies); Risk
   derivative position                             could generate substantial gains at      management may include management of
                                                   low cost                                 the Fund's exposure relative to its
-  Derivatives used for risk management                                                     benchmark.
   may not have the intended effects and
   may result in losses or missed                                                        -  The Fund only establishes hedges
   opportunities                                                                            it expects will be highly
                                                                                            correlated with underlying
-  The counterparty to a derivatives                                                        positions
   contract could default
                                                                                         -  While the Fund may use derivatives
-  Certain types of derivatives involve                                                     that incidentally involve leverage,
   costs to the Fund which can reduce                                                       it does not use them for the
   returns                                                                                  specific purpose of leveraging its
                                                                                            portfolio
-  Derivatives that involve leverage could
   magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that exceed
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the Fund's
   assets and defer recognition of certain
   of the Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there        -  The Fund may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities            the investment of the collateral         approved borrowers
   may not be returned if the borrower or          received from the borrower
   the lending agent defaults                                                            -  The Fund receives collateral
                                                                                            equal to at least 100% of the
-  The collateral will be subject to the                                                    current value of securities
   risks of the securities in which it is                                                   loaned plus accrued interest
   invested
                                                                                         -  The lending agents indemnify the
                                                                                            Fund against borrower default

                                                                                         -  The adviser's collateral
                                                                                            investment guidelines limit the
                                                                                            quality and duration of
                                                                                            collateral investment to minimize
                                                                                            losses

                                                                                         -  Upon recall, the borrower must
                                                                                            return the securities loaned
                                                                                            within the normal settlement
                                                                                            period

ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing       -  These holdings may offer more         -  No Fund may invest more than 15%
   these holdings precisely                        attractive yields or potential           of net assets in illiquid
                                                   growth than comparable widely            holdings
-  The Fund could be unable to sell these          traded securities
   holdings at the time or price desired                                                 -  To maintain adequate liquidity to
                                                                                            meet redemptions, the Fund may
                                                                                            hold high quality short-term
                                                                                            instruments (including repurchase
                                                                                            agreements for all the Funds) and,
                                                                                            for temporary or extraordinary
                                                                                            purposes, may borrow from banks up
                                                                                            to 33 1/3% of the value of its
                                                                                            total assets or draw on a line of
                                                                                            credit

SHORT-TERM TRADING

-  Increased trading would raise the            -  The Fund could realize gains in a     -  The Fund may use short-term
   Fund's transaction costs                        short period of time                     trading to take advantage of
                                                                                            attractive or unexpected
-  Increased short-term capital gains           -  The Fund could protect against           opportunities or to meet demands
   distributions would raise shareholders'         losses if a bond is overvalued and       generated by shareholder activity
   income tax liability                            its value later falls

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
SHORT SELLING

-  The Fund may engage in short selling.        -  The Fund could make money and         -  The Fund sets aside liquid assets
                                                   protect against losses if                in segregated or broker accounts
-  Short sales may not have the intended           management's analysis proves             to cover short positions and
   effects and may result in losses                correct                                  offset a portion of the leverage
                                                                                            risk
-  The Fund may not be able to close out a      -  Short selling may allow the Fund to
   short position at a particular time or          generate positive returns in          -  The Fund makes short sales
   at an acceptable price                          declining markets                        through brokers that the adviser
                                                                                            has determined to be highly
-  The Fund may not be able to borrow                                                       creditworthy
   certain securities to sell short,
   resulting in missed opportunities

-  Segregated accounts with respect to
   short sales may limit the Fund's
   investment flexibility

-  Short sales involve leverage risk,
   credit exposure to the brokers that
   execute the short sale and retain the
   proceeds, have no cap on maximum losses
   and gains are limited to the price of
   the stock at the time of the short sale

-  If the SEC staff changes its current
   policy of permitting brokers executing
   the Fund's short sales to hold proceeds
   of such short sales, the cost of such
   transactions would increase
   significantly and the Fund may be
   required to cease operations or change
   its investment objective

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
  CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the District Court entered a final order implementing the ruling.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund's performance for a Fund's period of operations. Because the R Class Shares of the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EMDR-506

PROSPECTUS MAY 5, 2006


JPMORGAN SPECIALTY FUNDS

R CLASS SHARES

JPMORGAN U.S. LARGE CAP CORE PLUS FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan U.S. Large Cap Core Plus Fund                        1
The Fund's Management and Administration                      6
How to Do Business with the Fund                              8
   Purchasing Fund Shares                                     8
   Networking and Sub-Transfer Agency Fees                   11
   Exchanging Fund Shares                                    11
   Redeeming Fund Shares                                     12
Shareholder Information                                      14
   Distributions and Taxes                                   14
   Shareholder Statements and Reports                        15
   Availability of Proxy Voting Record                       15
   Portfolio Holdings Disclosure                             15
Risk and Reward Elements                                     16
Legal Proceedings Relating to Banc One Investment            22
Advisors Corporation and Certain of its Affiliates
Financial Highlights                                         23
How To Reach Us                                      BACK COVER

JPMORGAN U.S. LARGE CAP CORE PLUS FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks and strategies, please see pages 16-21.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, at least 80% of the value of the Fund's Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of investment. "Assets" means net assets, plus the amount of borrowings, if any, for investment purposes.

For purposes of the Fund's investment policies, an equity security is deemed to be a U.S. equity security if (i) the principal trading market for the security is in the U.S., (ii) the issuer is organized under the laws of the U.S., or
(iii) the issuer derives at least 50% of its revenues or profits from or has at least 50% of its assets situated in the U.S.

"Plus" in the Fund's name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to short stock. Shorting stock allows the Fund to more fully exploit insights in stocks that the Fund's manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund's net exposure to the market at a level similar to a traditional "long-only" strategy.

Viewed sector by sector, the Fund's net weightings of equity securities are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By purchasing undervalued equity securities and underweighting or selling short overvalued equity securities while maintaining a full exposure to the equity market, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund's long positions and their equivalents will range between 90% and 150% of the value of the Fund's net assets. The Fund's short positions will range between 0% and 50% of the value of the Fund's net assets.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund's obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long positions except that companies with large weights in the S&P 500 Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more narrowly-based indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private entities. These may include investment in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

                                                           PROSPECTUS MAY 5 2006

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may use derivatives in connection with its investment strategies to hedge and manage risk and to increase its return. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives may not be successful and may result in losses to the Fund. In addition, cost of hedging may reduce the Fund's returns and the counterparty may default.

While the Fund's investment strategy seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow those securites to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund's loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index which may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund's leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
As of the date of this prospectus, the Fund has not had performance for a full calendar year. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                            1.00
DISTRIBUTION (RULE 12b-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.05
OTHER EXPENSES(1)                                          0.74
----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            1.79
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                 (0.74)
----------------------------------------------------------------
NET EXPENSES(2)                                            1.05

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05% of its average daily net assets beginning May 5, 2006 through February 28, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                 1 YEAR    3 YEARS
--------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        107        491

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The trustees of the Trust are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Fund will pay the adviser a management fee of 1.00% of average daily net assets.

A discussion of the basis that the Board of Trustees of the Trust used in approving the investment advisory agreement for the Fund will be available in the semi-annual report for the period ended 4/30/06.

THE PORTFOLIO MANAGER
The portfolio management team is led by Thomas Luddy and includes Susan Bao. Mr. Luddy is a Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982 and has managed portfolios in his various roles for most of the past 18 years. Ms. Bao is a Vice President and has been an employee of JPMIM since 1997.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR
JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHO CAN BUY SHARES?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Fund identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected.

Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
R Class Shares of the Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least annually. Net capital gains, if any, are distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

Dividends of net investment income paid or treated as paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund's transactions in futures contracts, options, swaps, CFDs and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations, thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any gain resulting from the sale or exchange of your shares will generally be subject to tax.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances, the Fund
  will fluctuate in response to stock       more stable investments (such as bonds    plans to remain fully invested in
  and/or bond market movements              and cash equivalents) over the long       accordance with its policies and may
                                            term                                      invest uninvested cash in affiliated
- Adverse market, economic, political or                                              money market funds; equity securities
  other conditions may from time to time  - Mortgage-backed and asset-backed          may include common stocks, convertible
  cause the Fund to take temporary          securities and direct mortgages can       securities, preferred stocks,
  defensive positions that are              offer attractive returns                  depositary receipts, (such as American
  inconsistent with its principal                                                     Depositary Receipts and European
  investment strategies and may hinder                                                Depositary Receipts), and warrants.
  the Fund from achieving its investment                                              The Fund may invest in trust or
  objective                                                                           partnership interests, rights and
                                                                                      investment company securities
- Mortgage-backed and asset-backed
  securities (securities representing an                                            - The Fund seeks to limit risk and to
  interest in, or secured by, a pool of                                               enhance performance through active
  mortgages or other assets such as                                                   management and/or diversification
  receivables) and direct mortgages
  could generate capital losses or                                                  - During severe market downturns, the
  periods of low yields if they are paid                                              Fund has the option of investing up to
  off substantially earlier or later                                                  100% of its assets in high quality
  than anticipated                                                                    short-term instruments

                                                                                    - The adviser monitors interest rate
                                                                                      trends, as well as geographic and
                                                                                      demographic information related to
                                                                                      mortgage-backed securities and
                                                                                      mortgage prepayments

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities and       benchmark due to these same choices       management on securities selection,
  asset allocation choices                                                            the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns and manage risks in a
                                                                                      consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SHORT SELLING
- Short sales may not have the intended   - The Fund could make money and protect   - The Fund will not engage in short
  effects and may result in losses          against losses if management's            selling if the total market value of
                                            analysis proves correct                   all securities sold short would exceed
- The Fund may not be able to close out                                               50% of the Fund's net assets
  a short position at a particular time   - Short selling may allow the Fund to
  or at an acceptable price                 implement insights into securities it   - The Fund sets aside liquid assets in
                                            expects to underperform                   segregated or broker accounts to cover
- The Fund may not be able to borrow                                                  short positions and offset a portion
  certain securities to sell short,       - Short selling may allow the Fund to       of the leverage risk
  resulting in missed opportunities         diversify its holdings across a larger
                                            number of securities                    - The Fund makes short sales through
- Segregated accounts and posting                                                     brokers that the adviser has
  collateral with respect to short sales                                              determined to be highly creditworthy
  may limit the Fund's investment
  flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the staff of the Securities and
  Exchange Commission ("SEC") changes
  its current policy of permitting
  brokers executing the Fund's short
  sales to hold proceeds of such short
  sales, the cost of such transactions
  would increase significantly and the
  Fund may be required to cease
  operations or change its investment
  objective

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES*

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives for hedging
  swaps, contracts for differences, and     underlying positions can reduce or        and for risk management (i.e., to
  forward foreign currency contracts(1)     eliminate losses at low cost              establish or adjust exposure to
  that are used for hedging the                                                       particular securities, markets or
  portfolio or specific securities may    - The Fund could make money and protect     currencies); risk management may
  not fully offset any underlying           against losses if management's            include management of a Fund's
  positions and this could result in        analysis proves correct                   exposure relative to its benchmark;
  losses to the Fund that would not have                                              the Fund may also use derivatives in
  otherwise occurred                      - Derivatives that involve leverage         an effort to produce increased income
                                            could generate substantial gains at       and gain
- The Fund may have difficulty exiting a    low cost
  derivatives position                                                              - The Fund only establishes hedges that
                                                                                      it expects will be highly correlated
- Derivatives used for risk management                                                with underlying positions
  or to increase the Fund's exposures
  may not have the intended effects and                                             - While the Fund may use derivatives to
  may result in losses or missed                                                      leverage the portfolio, the shorts are
  opportunities                                                                       intended to offset the additional
                                                                                      market exposure caused by that
- The counterparty to a derivatives                                                   leverage
  contract could default

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns

- Segregated or collateral accounts
  established in connection with
  derivatives may limit the Fund's
  investment flexibility

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

* The Fund is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A contract for differences is an agreement between two parties to exchange the difference between the market value of a stock at the opening of a transaction and that stock's market value at the close of the trade. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

- If the Fund invests in shares of        - Helps to manage smaller cash flows      - Absent an exemptive order of the SEC,
  another investment company,                                                         the Fund's investments in other
  shareholders would bear not only their  - Investing in ETFs offers instant          investment companies, including
  proportionate share of the Fund's         exposure to an index or a broad range     ETFs, are subject to the percentage
  expenses, but also similar expenses of    of markets, sectors, geographic           limitations of the Investment Company
  the investment company                    regions and industries                    Act of 1940 ("1940 Act")(2)

- The price movement of an ETF may not                                              - A SEC exemptive order granted to
  track the underlying index, market,                                                 various iShares funds (which are ETFs)
  sector, regions or industries and may                                               and their investment adviser permits
  result in a loss                                                                    the Fund to invest beyond the 1940 Act
                                                                                      limits, subject to certain terms and
                                                                                      conditions, including a finding of the
                                                                                      Fund's Board that the advisory fees
                                                                                      charged by the adviser are for
                                                                                      services that are in addition to, and
                                                                                      not duplicative of, the advisory
                                                                                      services provided to those ETFs

                                                                                    - A SEC exemptive order permits the Fund
                                                                                      to invest its uninvested cash, up to
                                                                                      25% of its assets, in one or more
                                                                                      affiliated money market funds if the
                                                                                      adviser waives and/or reimburses its
                                                                                      advisory fee from the Fund in an
                                                                                      amount sufficient to offset any
                                                                                      doubling up of investment advisory,
                                                                                      shareholder servicing and
                                                                                      administrative fees

(2) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Fund actively manages the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments
                                                                                      relative to its benchmark and may
- The Fund could lose money because of    - Foreign investments, which represent a    hedge back into the U.S. dollar from
  foreign government actions, political     major portion of the world's              time to time (see also "Derivatives");
  instability or lack of adequate and       securities, offer attractive potential    these currency management techniques
  accurate information                      performance and opportunities for         may not be available for certain
                                            diversification                           emerging markets investments
- Currency and investment risks tend to
  be higher in emerging markets; these    - Emerging markets can offer higher       - The Fund's total foreign investments
  markets also present higher liquidity     returns                                   will not exceed 20% of its assets
  and valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the       - The Fund could realize gains in a       - The Fund generally avoids short-term
  Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                      attractive or unexpected opportunities
- Increased short-term capital gains      - The Fund could protect against losses     or to meet demands generated by
  distributions could raise                 if a stock is overvalued and its value    shareholder activity
  shareholders' income tax liability.       later falls
  Such an increase in transaction costs
  and/or tax liability, if not offset by
  gains from short-term trading, would
  reduce the Fund's returns

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                  attractive yields or potential growth     of net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity to meet
  holdings at the time or price it                                                    redemptions, the Fund may hold high
  desires                                                                             quality short-term securities
                                                                                      (including repurchase agreements) and,
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets including drawing on a line of
                                                                                      credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the five year period commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The law-suits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the District Court entered a final order implementing the ruling.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund's performance for the Fund's period of operations. Because the R Class Shares of the Fund had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-USLCCPR-506

PROSPECTUS MAY 5, 2006

JPMORGAN INTERNATIONAL EQUITY FUNDS
R CLASS SHARES

JPMORGAN INTERNATIONAL EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan International Equity Fund                                                                   1
The Fund's Management and Administration                                                             8
How to Do Business with the Fund                                                                    10
  Purchasing Fund Shares                                                                            10
  Networking and Sub-Transfer Agency Fees                                                           13
  Exchanging Fund Shares                                                                            13
  Redeeming Fund Shares                                                                             14
Shareholder Information                                                                             17
  Distributions and Taxes                                                                           17
  Shareholder Statements and Reports                                                                18
  Availability of Proxy Voting Record                                                               18
  Portfolio Holdings Disclosure                                                                     18
Risk and Reward Elements                                                                            19
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain
of its Affiliates                                                                                   24
Financial Highlights                                                                                25
Appendix A-Legal Proceedings and Additional Fee and Expense Information                             26
How To Reach Us                                                                             BACK COVER

JPMORGAN INTERNATIONAL EQUITY FUND
  (formerly JPMorgan Fleming International Equity Fund)

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks and strategies, please see pages 19-23.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser, JPMorgan Investment Management, Inc. (JPMIM), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser of the Fund is JPMIM. In managing the Fund, the adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property. The Fund's

                                                           PROSPECTUS MAY 5 2006

investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996       10.45%
1997        5.11%
1998       13.54%
1999       39.16%
2000      -16.59%
2001      -16.99%
2002      -12.29%
2003       31.93%
2004       18.64%
2005       11.19%

BEST QUARTER 4th quarter, 1999       27.13%
WORST QUARTER 3rd quarter, 2002     -19.71%

The Fund's year-to-date total return through 3/31/06 was ___%.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                        11.19          4.85           6.84
Return After Taxes on Distributions                                        10.66          4.62            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                 7.87          4.14            N/A(1)

MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        13.54          4.55           5.84

LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          15.67          5.33           7.74

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust assets.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED(1)                                                           2.00

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)
MANAGEMENT FEE                                                                                   0.80
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.05
OTHER EXPENSES(2)                                                                                0.18

TOTAL ANNUAL OPERATING EXPENSES                                                                  1.03
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                                                       (0.17)

NET EXPENSES(3)                                                                                  0.86

(1) The International Equity Fund charges a redemption fee of 2.00% of the value of shares sold. However, the redemption fee does not apply to bona fide asset allocation programs. The SmartRetirement Funds are considered asset allocation programs within the stated exceptions to the excessive trading limits and redemption fees.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.86% of its average daily net asset beginning May 5, 2006 through February 28, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns for R Class Shares and your actual costs may be higher or lower.

                                                              1 YEAR   3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                      88       311        552      1,244

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/05, the adviser was paid management fees (net of waivers) of 0.80% of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended October 31.

THE PORTFOLIO MANAGERS
The portfolio management team is overseen by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMIM and its affiliates (or one of its predecessors) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMIM and its affiliates (or one of its predecessors) since 1996.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Fund is provided in the Fund's Statement of Additional Information.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHO CAN BUY SHARES?
Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. (See "Do I pay a redemption fee?" below).

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fee is paid to the Fund and is designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. For these accounts, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If you account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the value of the Fund's total assets at the close of each taxable year will consist of stock or securities in foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid. Shareholders would be required to include in income a proportionate share of taxes paid, and such amount of taxes would be treated as paid by the shareholder. Such taxes paid and the underlying income would be treated as gross income from foreign sources.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

-  The Fund's share price and performance       -  Stocks have generally outperformed    -  Under normal circumstances each
   will fluctuate in response to stock and         more stable investments (such as         Fund plans to remain fully
   bond market movements                           bonds and cash equivalents) over         invested in accordance with its
                                                   the long term                            policies and may invest
-  The value of most bonds will fall when                                                   uninvested cash in affiliated
   interest rates rise; the longer a            -  Foreign investments, which               money market funds; equity
   bond's maturity and the lower its               represent a major portion of the         investments may include common
   credit quality, the more its value              world's securities, offer                stock, convertible securities,
   typically falls                                 attractive potential performance         preferred stocks, depositary
                                                   and opportunities for                    receipts (such as ADRs and EDRs),
-  The Fund could lose money because of            diversification                          trust or partnership interests,
   foreign government actions, political                                                    warrants, rights, and investment
   instability, or lack of adequate             -  Most bonds will rise in value when       company securities
   and/or accurate information                     interest rates fall
                                                                                         -  The Fund seeks to limit risk and
-  Investment risks tend to be higher in        -  Foreign bonds, which represent a         enhance performance through
   emerging markets; these markets also            major portion of the world's fixed       active management, country
   present higher liquidity and                    income securities, offer attractive      allocation and diversification
   valuation risks                                 potential performance and
                                                   opportunities for diversification     -  During severe market downturns,
-  Adverse market, economic, political or                                                   the Fund has the option of
   other conditions may from time to time       -  Emerging markets can offer higher        investing up to 100% of assets in
   cause a Fund to take temporary                  returns                                  high quality short-term
   defensive positions that are                                                             instruments
   inconsistent with its principal
   investment strategies and may hinder a
   Fund from achieving its investment
   objective

-  The Fund is non-diversified, which
   means that a relatively high percentage
   of the Fund's assets may be invested in
   a limited number of issuers. Therefore,
   its performance may be more vulnerable
   to changes in the market value of a
   single issuer or a group of issuers

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform its              -  The Fund could outperform its         -  The adviser focuses its active
   benchmark due to its securities choices         benchmark due to these same choices      management on securities
   and other management decisions                                                           selection, the area where it
                                                                                            believes its commitment to
                                                                                            research can most enhance returns

FOREIGN CURRENCIES

-  Currency exchange rate movements could       -  Favorable exchange rate movements     -  Except as noted earlier in this
   reduce gains or create losses                   could generate gains or reduce           prospectus, each Fund manages the
                                                   losses                                   currency exposure of its foreign
-  Currency and investment risks tend to                                                    investments relative to its
   be higher in emerging markets; these                                                     benchmark and may hedge a portion
   markets also present higher liquidity                                                    of its foreign currency exposure
   and valuation risks                                                                      into the U.S. dollar from time to
                                                                                            time (see also "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before         -  The Fund can take advantage of        -  The Fund segregates liquid assets
   issue or for delayed delivery, it could         attractive transaction                   to offset leverage risk
   be exposed to leverage risk if it               opportunities
   does not segregate liquid assets

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,        -  Hedges that correlate well with       -  The Fund uses derivatives for
   swaps, and forward foreign currency             underlying positions can reduce or       hedging and for risk management
   contracts(1) that are used for hedging          eliminate losses at low cost             (i.e., to establish or adjust
   the portfolio or specific securities                                                     exposure to particular securities,
   may not fully offset the underlying          -  The Fund could make money and            markets or currencies); risk
   positions and this could result in              protect against losses if the            management may include management
   losses to the Fund that would not have          investment analysis proves correct       of the Fund's exposure relative to
   otherwise occurred                                                                       its benchmark
                                                -  Derivatives that involve leverage
-  The Fund may have difficulty exiting a          could generate substantial gains at   -  The Fund only establishes hedges
   derivatives position.                           low cost                                 that they expect will be highly
                                                                                            correlated with underlying
-  Derivatives used for risk management                                                     positions
   or, for certain Funds, to increase the
   Fund's gain may not have the intended                                                 -  The Fund may use derivatives in an
   effects and may result in losses or                                                      effort to produce increased gains
   missed opportunities

-  The counterparty to a derivatives
   contract could default

-  Derivatives that involve leverage could
   magnify losses

-  Certain types of derivatives involve
   costs to a Fund which can reduce
   returns

-  Derivatives used for non-hedging
   purposes could cause losses that exceed
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund, affect
   the holding period of a Fund's assets
   and defer recognition of certain of a
   Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there        -  The Fund may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities            the investment of the collateral         approved borrowers
   may not be returned if the - borrower           received from the borrower
   or the lending agent defaults                                                         -  The Fund receives collateral
                                                                                            equal to at least 100% of the
-  The collateral will be subject to the                                                    current value of securities
   risks of the securities in which it is                                                   loaned plus accrued interest
   invested
                                                                                         -  The lending agents indemnify the
                                                                                            Fund against borrower default

                                                                                         -  The adviser's collateral
                                                                                            investment guidelines limit the
                                                                                            quality and duration of
                                                                                            collateral investment to minimize
                                                                                            losses

                                                                                         -  Upon recall, the borrower must
                                                                                            return the securities loaned
                                                                                            within the normal settlement
                                                                                            period

ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing       -  These holdings may offer more         -  No Fund may invest more than 15%
   these holdings precisely                        attractive yields or potential           of net assets in illiquid
                                                   growth than comparable widely            holdings
-  The Fund could be unable to sell these          traded securities
   holdings at the time or price it                                                      -  To maintain adequate liquidity to
   desires                                                                                  meet redemptions, the Fund may
                                                                                            hold high-quality short-term
                                                                                            instruments (including repurchase
                                                                                            agreements) and for temporary or
                                                                                            extraordinary purposes, may
                                                                                            borrow from banks up to 33 1/3%
                                                                                            of the value of its total assets

                                                                                         POLICIES TO BALANCE RISK
POTENTIAL RISKS                                 POTENTIAL REWARDS                        AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise the            -  The Fund could realize gains in a     -  The Fund generally avoids
   Fund's brokerage and related costs              short period of time                     short-term trading, except to
                                                                                            take advantage of attractive or
-  Increased short-term capital gains           -  The Fund could protect against           unexpected opportunities or to
   distributions could raise shareholders'         losses if a stock is overvalued and      meet demands generated by
   income tax liability                            its value later falls                    shareholder activity

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION
  AND CERTAIN OF ITS AFFILIATES

Expect as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund's performance for a Fund's period of operations. Because the R Class Shares had not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates."
The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.

FUND                                   CLASS              NET EXPENSE RATIO       GROSS EXPENSE RATIO
----------------------------------    -------             -----------------       -------------------
JPMorgan International Equity Fund    R Class                   0.86%                    1.03%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 5, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND

                                                                  R CLASS
                                       -------------------------------------------------------------
                                                         GROSS               NET               NET
                                        ANNUAL         CUMULATIVE         CUMULATIVE          ANNUAL
PERIOD ENDED                            COSTS            RETURN             RETURN            RETURN
---------------------------            ---------       ----------         ----------          ------
May 4, 2007                            $      88            5.00%              4.14%           4.14%
May 4, 2008                            $     109           10.25%              8.27%           3.97%
May 4, 2009                            $     114           15.76%             12.57%           3.97%
May 4, 2010                            $     118           21.55%             17.04%           3.97%
May 4, 2011                            $     123           27.63%             21.69%           3.97%
May 4, 2012                            $     128           34.01%             26.52%           3.97%
May 4, 2013                            $     133           40.71%             31.54%           3.97%
May 4, 2014                            $     138           47.75%             36.76%           3.97%
May 4, 2015                            $     144           55.13%             42.19%           3.97%
May 4, 2016                            $     149           62.89%             47.84%           3.97%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

PR-INTEQR-506

[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS MAY 5, 2006

JPMORGAN
U.S. EQUITY
FUNDS

R CLASS SHARES

JPMORGAN INTREPID AMERICA FUND
JPMORGAN INTREPID GROWTH FUND
JPMORGAN INTREPID VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Intrepid America Fund                                           1

JPMorgan Intrepid Growth Fund                                            7

JPMorgan Intrepid Value Fund                                            13

The Funds' Management and Administration                                19

How to Do Business with the Funds                                       21

     Purchasing Fund Shares                                             21

     Networking and Sub-Transfer Agency Fees                            24

     Exchanging Fund Shares                                             24

     Redeeming Fund Shares                                              25

Shareholder Information                                                 27

     Distributions and Taxes                                            27

     Shareholder Statements and Reports                                 28

     Availability of Proxy Voting Record                                28

     Portfolio Holdings Disclosure                                      28

Risk and Reward Elements                                                29

Legal Proceedings Relating to Banc One Investment                       35
Advisors Corporation and Certain of its Affiliates

Financial Highlights                                                    36

How To Reach Us                                                 BACK COVER


JPMORGAN INTREPID AMERICA FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 29-34.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued and/or have strong growth potential. It combines a "value" style strategy, which focuses on identifying securities that have a market price below what JPMorgan Investment Management, Inc. (JPMIM) believes they are worth, with a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term horizon.

JPMIM applies an active equity management style to identify value- and growth-oriented securities with momentum. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund's investment criteria listed above or if JPMIM believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, JPMIM adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary quantitative rankings and that also contribute favorably to the risk exposures of the entire portfolio.

Risk of factor expenses are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style, and size characteristics of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and its share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

                                                           PROSPECTUS MAY 5 2006

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares.* Since R Class shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2004    12.68%
2005     9.23%

BEST QUARTER 4th quarter, 2004             11.38%

WORST QUARTER 2nd quarter, 2004            -0.88%

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2005*

                                                                  PAST 1 YEAR   LIFE OF FUND(1),(2)
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                      9.23                 21.39
Return After Taxes on Distributions                                      9.16                 20.52
Return After Taxes on Distributions and Sale of Fund Shares              6.09                 18.10

RUSSELL 1000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      6.27                 18.06

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        5.72                 15.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.05
OTHER EXPENSES(1)                                                   0.16
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     0.86
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.06)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     0.80

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.80% of its average daily net assets beginning May 5, 2006 through April 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  5% return each year, and

-  net expenses through 4/30/07, and total operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                82       268       471      1,055

JPMORGAN INTREPID GROWTH FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 29-34.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong growth potential. A "growth" style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000(R) Growth Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund's investment criteria listed above or if JPMIM believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, JPMIM adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of growth, momentum and value factors. Momentum is captured by factors such as relative price strength and earnings revisions, while value is measured by valuation multiples. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary quantitative rankings and that also contribute favorably to the risk exposures of the entire portfolio.

Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund, invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares.* Since R Class shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Growth Index, a broad-based securities market index and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2004    10.45%
2005    8.79%

BEST QUARTER 4th quarter, 2004                 10.57%

WORST QUARTER 3rd quarter, 2004                -3.32%

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2005*

                                                                               PAST 1 YEAR   LIFE OF FUND(1),(2)
--------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                   8.79                 18.92
Return After Taxes on Distributions                                                   8.75                 16.99
Return After Taxes on Distributions and Sale of Fund Shares                           5.76                 15.38

RUSSELL 1000 GROWTH INDEX(R)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   5.26                 15.24

LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                     7.58                 15.89

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                           0.65
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.05
OTHER EXPENSES(1)                                         0.22
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.12)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.80

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.80% of its average daily net assets beginning May 5, 2006 through April 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                          82       281       498      1,120

JPMORGAN INTREPID VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, as well as fund strategies, please see pages 29-34.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued. A "value" style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth with the potential to realize their value.

JPMIM applies an active equity management style to identify value-oriented companies with momentum. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Value Index. The Fund will sell a stock if JPMIM determines that the issuer no longer meets the Fund's investment criteria listed above or if JPMIM believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, JPMIM adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with stocks that are attractive based on proprietary quantitative rankings and that also contribute favorably to the risk exposures of the entire portfolio.

Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although, the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund, invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares.* Since R Class shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2004    17.51%
2005    10.14%

BEST QUARTER 4th quarter, 2004                      10.25%

WORST QUARTER 2nd quarter, 2004                     -0.68%

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2005*

                                                               PAST 1 YEAR  LIFE OF FUND(1),(2)
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  10.14                23.22
Return After Taxes on Distributions                                   9.32                21.49
Return After Taxes on Distributions and Sale of Fund Shares           7.53                19.42

RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   7.05                20.78

LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     6.26                18.05

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES
The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.05
OTHER EXPENSES(1)                                                   0.70
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.40
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.60)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     0.80

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.80% of its average daily net assets beginning May 5, 2006 through April 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  5% return each year, and

-  net expenses through 4/30/07, and total operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              82      384      709     1,628

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (Trust). The trustees of the Trust are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

FUND                          %
--------------------------------
INTREPID AMERICA FUND      0.65
INTREPID GROWTH FUND       0.65
INTREPID VALUE FUND        0.65

[A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended December 31.]

THE PORTFOLIO MANAGERS
The portfolio management team for the Funds is led by Silvio Tarca, Vice President of JPMIM and CFA charterholder. Robert Weller, Vice President of JPMIM and CFA charterholder, and Jason Alonzo, Associate, are members of the portfolio management team. Mr. Tarca has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 2000. Prior to managing the Funds, he served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Weller has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 1997. Prior to managing the Funds, he served as a portfolio assistant in the Private Bank U.S. Equity Group. In addition to being a member of the portfolio management team for the JPMorgan Intrepid Funds, Mr. Alonzo has also been a member of the US Dynamic Fund team. Mr. Alonzo has been with JPMIM since 2000.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR
JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHO CAN BUY SHARES?
Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Intrepid Value Fund generally distributes any net investment income at least quarterly. The Intrepid America Fund and Intrepid Growth Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Funds' investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS
The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www. jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S.
EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  The Funds can take advantage of        -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a        -  The Funds could realize gains in a     -  The Funds generally avoid short-term
   Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                       attractive or unexpected
-  Increased short-term capital gains     -  The Funds could protect against           opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued and       generated by shareholder activity
   shareholders' income tax liability.       its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of         -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                         Securities and Exchange Commission
   shareholders would bear not only       -  Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
   their proportionate share of the          exposure to an index or a broad range     other investment companies, including
   Fund's expenses, but also similar         of markets, sectors, geographic           ETFs, are subject to the percentage
   expenses of the investment company        regions and industries                    limitations of the Investment Company
                                                                                       Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                              -  A SEC exemptive order granted to
   sector, regions or industries and may                                               various iShares funds (which are
   result in a loss                                                                    ETFs) and their investment adviser
                                                                                       permits each Fund to invest beyond
                                                                                       the 1940 Act limits, subject to
                                                                                       certain terms and conditions,
                                                                                       including a finding of the Funds'
                                                                                       Board that the advisory fees charged
                                                                                       by the adviser are for services that
                                                                                       are in addition to, and not
                                                                                       duplicative of, the advisory services
                                                                                       provided to those ETFs

                                                                                    -  A SEC exemptive order permits each
                                                                                       Fund to invest its uninvested cash,
                                                                                       up to 25% of its assets, in one or
                                                                                       more affiliated money market funds if
                                                                                       the adviser waives and/or reimburses
                                                                                       its advisory fee from the Fund in an
                                                                                       amount sufficient to offset any
                                                                                       doubling up of investment advisory,
                                                                                       shareholder servicing and
                                                                                       administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with        -  The Funds use derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
   contracts(1) that are used for            eliminate losses at low cost              foreign currency contracts for
   hedging the portfolio or specific                                                   hedging and for risk management
   securities may not fully offset the    -  The Funds could make money and            (i.e., to adjust duration or yield
   underlying positions and this could       protect against losses if                 curve exposure or to establish or
   result in losses to a Fund that would     management's analysis proves correct      adjust exposure to particular
   not have otherwise occurred*                                                        securities, markets or currencies);
                                          -  Derivatives that involve leverage         risk management may include
-  A Fund may have difficulty exiting a      could generate substantial gains at       management of a Fund's exposure
   derivatives position.                     low cost                                  relative to its benchmark

-  Derivatives used for risk management                                             -  A Fund only establishes hedges that
   or, for certain Funds, to increase                                                  it expects will be highly correlated
   the Fund's gain may not have the                                                    with underlying positions
   intended effects and may result in
   losses or missed opportunities                                                   -  While the Funds may use derivatives
                                                                                       that incidentally involve leverage,
-  The counterparty to a derivatives                                                   they do not use them for the specific
   contract could default                                                              purpose of leveraging their portfolio

-  Derivatives that involve leverage                                                -  The Funds may use derivatives to
   could magnify losses                                                                increase income or gain

-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there    -  The Funds may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities      the investment of the collateral          approved borrowers
   may not be returned if the borrower       received from the borrower
   or the lending agent defaults                                                    -  The Funds receive collateral equal to
                                                                                       at least 100% of the current value of
-  The collateral will be subject to the                                               the securities loaned plus accrued
   risks of the securities in which it                                                 interest
   is invested
                                                                                    -  The lending agents indemnify the
                                                                                       Funds against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and            -  Stocks have generally outperformed     -  Under normal circumstances, each Fund
   performance will fluctuate in             more stable investments (such as          plans to remain fully invested in
   response to stock and/or bond market      bonds and cash equivalents) over the      accordance with its policies and may
   movements                                 long term                                 invest uninvested cash in affiliated
                                                                                       money market funds; equity securities
-  Adverse market, economic, political                                                 may include common stocks,
   or other conditions may from time to                                                convertible securities, preferred
   time cause a Fund to take temporary                                                 stocks, depositary receipts, (such as
   defensive positions that are                                                        American Depositary Receipts and
   inconsistent with its principal                                                     European Depositary Receipts), trust
   investment strategies and may hinder                                                or partnership interests, warrants,
   the Fund from achieving its                                                         rights and investment company
   investment objective                                                                securities

-  Mortgage-backed and asset-backed                                                 -  Each Fund seeks to limit risk and
   securities (securities representing                                                 enhance performance through active
   an interest in, or secured by, a pool                                               management and/or diversification
   of mortgages or other assets such as
   receivables) and direct mortgages                                                -  During severe market downturns, each
   could generate capital losses or                                                    Fund has the option of investing up
   periods of low yields if they are                                                   to 100% of its assets in high quality
   paid off substantially earlier or                                                   short-term instruments
   later than anticipated

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities and       due to these same choices                 management on securities selection,
   asset allocation choices                                                            the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns and manage risks in a
                                                                                       consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements      -  The Funds anticipate that total
   could reduce gains or create losses       could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of assets
-  A Fund could lose money because of     -  Foreign investments, which represent
   foreign government actions, political     a major portion of the world's         -  The Funds actively manage the
   instability or lack of adequate and       securities, offer attractive              currency exposure of their foreign
   accurate information                      potential performance and                 investments relative to their
                                             opportunities for diversification         benchmarks, and may hedge back into
-  Currency and investment risks tend to                                               the U.S. dollar from time to time
   be higher in emerging markets; these   -  Emerging markets can offer higher         (see also "Derivatives"); these
   markets also present higher liquidity     returns                                   currency management techniques may
   and valuation risks                                                                 not be available for certain emerging
                                                                                       markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty        -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth     net assets in illiquid holdings
                                             than comparable widely traded
-  Each Fund could be unable to sell         securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                 meet redemptions, each Fund may hold
   it desires                                                                          high quality short-term securities
                                                                                       (including repurchase agreements)
                                                                                       and, for temporary or extraordinary
                                                                                       purposes, may borrow from banks up to
                                                                                       33 1/3% of the value of its total
                                                                                       assets including drawing on a line of
                                                                                       credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the District Court entered a final order implementing these rulings.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund's performance for a Fund's period of operations. Because the R Class Shares of each Fund have not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTRPIDR-506

PROSPECTUS MAY 5, 2006

JPMORGAN U.S. EQUITY FUNDS

R CLASS SHARES

JPMORGAN SMALL CAP EQUITY FUND
JPMORGAN U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Small Cap Equity Fund                                                 1

JPMorgan U.S. Equity Fund                                                      7

The Funds' Management and Administration                                      13

How to Do Business with the Funds                                             15

     Purchasing Fund Shares                                                   15

     Networking and Sub-Transfer Agency Fees                                  18

     Exchanging Fund Shares                                                   18

     Redeeming Fund Shares                                                    19

Shareholder Information                                                       21

     Distributions and Taxes                                                  21

     Shareholder Statements and Reports                                       21

     Availability of Proxy Voting Record                                      22

     Portfolio Holdings Disclosure                                            22

Risk and Reward Elements                                                      23

Legal Proceedings Relating to Banc One Investment                             29
Advisors Corporation and Certain of its Affiliates

Financial Highlights                                                          30

Appendix A - Legal Proceedings and Additional Fee                             31
and Expense Information

How To Reach Us                                                       BACK COVER

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 23-28.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMorgan Investment Management, Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Select Class shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996       29.18
1997       18.15
1998        3.71
1999       14.37
2000       14.80
2001       (5.68)
2002      (16.87)
2003       37.07
2004       26.81
2005       12.98

BEST QUARTER 4Q  '98    19.51

WORST QUARTER 3Q '98   -21.04

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   12.98         9.02           12.34
Return After Taxes on Distributions                                   10.97         8.16           11.12
Return After Taxes on Distributions and Sale of Fund Sales            10.80         7.72           10.58
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R)INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.55         8.22            9.26
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      7.55         9.19           10.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES

The estimated expenses for R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEE                                                     0.05
OTHER EXPENSES(1)                                                           0.29
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.99
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.34)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.65

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of its average daily net assets beginning May 5, 2006 through April 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  66      281      514     1,182

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks and strategies, please see pages 23-28.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies.

Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic then those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* Since R Class Shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Institutional Class shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996          21.22
1997          28.58
1998          24.79
1999          14.88
2000          -6.37
2001          -9.30
2002         -26.50
2003          32.63
2004          10.96
2005           2.62

BEST QUARTER 4th quarter, 1998                         21.46%
WORST QUARTER 3rd quarter, 2002                       -18.07%

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Institutional Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Institutional Class Shares of the Fund are not offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*

                                                                   PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                       2.62          0.14            7.73
Return After Taxes on Distributions                                       2.24         (0.10)           5.35
Return After Taxes on Distributions and Sale of Fund Shares               2.22          0.05            5.61
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       4.91          0.54            9.07
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         5.72         (0.39)           7.86

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of the date of this prospectus, the R Class Shares had not commenced operations. The performance shown is that of the Institutional Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Institutional Class Shares of the Fund are not offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Institutional Class Shares).

^  Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR R CLASS SHARES

The estimated expenses of R Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM R CLASS ASSETS)

MANAGEMENT FEES                                                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.05
OTHER EXPENSES(1)                                                                                       0.19
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         0.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.05)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         0.59

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of R Class Shares (excluding dividend expenses on securities sold short, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.59% of its average daily net assets beginning May 5, 2006 through April 30, 2007. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXPENSE

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                        60      200      352       794

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (Trust). The trustees of the Trust are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

FUND                                                                %
---------------------------------------------------------------------
SMALL CAP EQUITY FUND                                            0.65

U.S. EQUITY FUND                                                 0.40

A discussion of the basis that the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Funds is available in the annual report for the most recent fiscal year ended 12/31/05.

THE PORTFOLIO MANAGERS

SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Mr. Jones. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is led by Thomas Luddy and includes Susan Bao. Mr. Luddy is a Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982 and has managed portfolios in his various roles for most of the past 18 years. Ms. Bao is a Vice President and has been an employee of JPMIM since 1997.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for Growth and Income Fund) for administrative services:
0.15% of the first $25 billion of average daily net assets of all Funds (excluding fund of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets plus 0.025% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHO CAN BUY SHARES?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other defined contribution plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., once the investment by such plans in the aggregate would be at least $5,000,000 per Fund.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

R Class Shares of a Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The U.S. Equity Fund generally distributes any net investment income at least quarterly. The Small Cap Equity Fund generally distributes any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Funds' investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement.

Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds at 1111 Polaris Parkway, Columbus, OH 43271-1235, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www. jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  The Funds can take advantage of        -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a        -  The Funds could realize gains in a     -  The Funds generally avoid short-term
   Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                       attractive or unexpected
-  Increased short-term capital gains     -  The Funds could protect against           opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued and       generated by shareholder activity
   shareholders' income tax liability.       its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of         -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                         Securities and Exchange Commission
   shareholders would bear not only       -  Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
   their proportionate share of the          exposure to an index or a broad range     other investment companies, including
   Fund's expenses, but also similar         of markets, sectors, geographic           ETFs, are subject to the percentage
   expenses of the investment company        regions and industries                    limitations of the Investment Company
                                                                                       Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                              -  A SEC exemptive order granted to
   sector, regions or industries and                                                   various iShares funds (which are
   may result in a loss                                                                ETFs) and their investment adviser
                                                                                       permits each Fund to invest beyond
                                                                                       the 1940 Act limits, subject to
                                                                                       certain terms and conditions,
                                                                                       including a finding of the Funds'
                                                                                       Board that the advisory fees charged
                                                                                       by the adviser are for services that
                                                                                       are in addition to, and not
                                                                                       duplicative of, the advisory services
                                                                                       provided to those ETFs

                                                                                    -  A SEC exemptive order permits each
                                                                                       Fund to invest its uninvested cash,
                                                                                       up to 25% of its assets, in one or
                                                                                       more affiliated money market funds if
                                                                                       the adviser waives and/or reimburses
                                                                                       its advisory fee from the Fund in an
                                                                                       amount sufficient to offset any
                                                                                       doubling up of investment advisory,
                                                                                       shareholder servicing and
                                                                                       administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with        -  The Funds use derivatives for hedging
   swaps and forward foreign currency        underlying positions can reduce or        and for risk management (i.e., to
   contracts(1) that are used for            eliminate losses at low cost              establish or adjust exposure to
   hedging the portfolio or specific                                                   particular securities, markets or
   securities may not fully offset the    -  The Funds could make money and            currencies); risk management may
   underlying positions and this could       protect against losses if                 include management of a Fund's
   result in losses to a Fund that would     management's analysis proves correct      exposure relative to its benchmark;
   not have otherwise occurred                                                         Small Cap Equity Fund may also use
                                          -  Derivatives that involve leverage         derivatives in an effort to produce
-  The Funds could have difficulty           could generate substantial gains at       increased income and gain
   exiting a derivatives position.           low cost
                                                                                    -  A Fund only establishes hedges that
-  Derivatives used for risk management                                                it expects will be highly correlated
   or, for certain Funds, to increase                                                  with underlying positions
   the Fund's gain may not have the
   intended effects and may result in                                               -  While the Funds may use derivatives
   losses or missed opportunities                                                      that incidentally involve leverage,
                                                                                       they do not use them for the specific
-  The counterparty to a derivatives                                                   purpose of leveraging their portfolio
   contract could default

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there    -  The Funds may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities      the investment of the collateral          approved borrowers
   may not be returned if the borrower       received from the borrower
   or the lending agent defaults                                                    -  The Funds receive collateral equal to
                                                                                       at least 100% of the current value of
-  The collateral will be subject to the                                               the securities loaned plus accrued
   risks of the securities in which it                                                 interest
   is invested
                                                                                    -  The lending agents indemnify the
                                                                                       Funds against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and            -  Stocks have generally outperformed     -  Under normal circumstances, each Fund
   performance will fluctuate in             more stable investments (such as          plans to remain fully invested in
   response to stock and/or bond market      bonds and cash equivalents) over the      accordance with its policies and may
   movements                                 long term                                 invest uninvested cash in affiliated
                                                                                       money market funds; equity securities
-  Adverse market conditions may from                                                  may include common stocks,
   time to time cause a Fund to take                                                   convertible securities, preferred
   temporary defensive positions that                                                  stocks, depositary receipts, (such as
   are inconsistent with its principal                                                 American Depositary Receipts and
   investment strategies and may hinder                                                European Depositary Receipts), trust
   the Fund from achieving its                                                         or partnership interests, warrants,
   investment objective                                                                rights and investment company
                                                                                       securities
-  The Small Cap Equity Fund is
   non-diversified, which means that a                                              -  Each Fund seeks to limit risk and
   relatively high percentage of the                                                   enhance performance through active
   Fund's assets may be invested in a                                                  management and/or diversification
   limited number of issuers. Therefore,
   its performance may be more                                                      -  During severe market downturns, each
   vulnerable to changes in the market                                                 Fund has the option of investing up
   value of a single issuer or a group                                                 to 100% of its assets in high quality
   of issuers                                                                          short-term instruments

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities and       due to these same choices                 management on securities selection,
   asset allocation choices                                                            the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns and manage risks in a
                                                                                       consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements      -  The Funds anticipate that total
   could reduce gains or create losses       could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of assets
-  A Fund could lose money because of     -  Foreign investments, which represent
   foreign government actions, political     a major portion of the world's         -  The Funds actively manage the
   instability or lack of adequate and       securities, offer attractive              currency exposure of their foreign
   accurate information                      potential performance and                 investments relative to their
                                             opportunities for diversification         benchmarks, and may hedge back into
-  Currency and investment risks tend to                                               the U.S. dollar from time to time
   be higher in emerging markets; these   -  Emerging markets can offer higher         (see also "Derivatives"); these
   markets also present higher               returns                                   currency management techniques may
   liquidity and valuation risks                                                       not be available for certain emerging
                                                                                       markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty        -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth     net assets in illiquid holdings
                                             than comparable widely traded
-  Each Fund could be unable to sell         securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                 meet redemptions, each Fund may hold
   it desires                                                                          high quality short-term securities
                                                                                       (including repurchase agreements)
                                                                                       and, for temporary or extraordinary
                                                                                       purposes, may borrow from banks up to
                                                                                       33 1/3% of the value of its total
                                                                                       assets including drawing on a line of
                                                                                       credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the five year period commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Funds' performance for a Fund's period of operations. Because the R Class Shares of each Fund have not yet commenced operations as of the date of this prospectus, no financial highlights are shown.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND

FUND                        CLASS   NET EXPENSE RATIO   GROSS EXPENSE RATIO
-------------------------   -----   -----------------   -------------------
JPMorgan U.S. Equity Fund     R           0.59%                0.64%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 5, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND

                                 R CLASS
               -------------------------------------------
                          GROSS          NET         NET
               ANNUAL   CUMULATIVE    CUMULATIVE    ANNUAL
PERIOD ENDED   COSTS      RETURN        RETURN      RETURN
------------   ------   ----------    ----------    ------
May 4, 2007    $   60         5.00%         4.41%     4.41%
May 4, 2008    $   68        10.25%         8.96%     4.36%
May 4, 2009    $   71        15.76%        13.71%     4.36%
May 4, 2010    $   74        21.55%        18.67%     4.36%
May 4, 2011    $   78        27.63%        23.84%     4.36%
May 4, 2012    $   81        34.01%        29.24%     4.36%
May 4, 2013    $   85        40.71%        34.88%     4.36%
May 4, 2014    $   88        47.75%        40.76%     4.36%
May 4, 2015    $   92        55.13%        46.90%     4.36%
May 4, 2016    $   96        62.89%        53.30%     4.36%

                                       33
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

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

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

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EQR2-506

                            JPMORGAN SPECIALTY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 30, 2005,
                                 AS SUPPLEMENTED
                                   MAY 5, 2006


                           JPMORGAN TRUST I ("TRUST")

                     JPMorgan U.S. Large Cap Core Plus Fund
                 ("U.S. Large Cap Core Plus Fund" or the "Fund")


     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectus dated May 5, 2006 for the R Class Shares of the Fund and the prospectuses for the remaining classes of the Fund dated September 30, 2005, as supplemented from time to time ("Prospectus"). The Prospectus is available without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), at P.O. Box 711235, Columbus, OH 43271-1235.


  For more information about the Fund, simply write or call:


                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111


                                                                   SAI-USLCCP-__

                                Table of Contents

                                                                  PAGE
GENERAL                                                              3
INVESTMENT STRATEGIES AND POLICIES                                   3
INVESTMENT RESTRICTIONS                                             22
TRUSTEES                                                            24
OFFICERS                                                            30
CODES OF ETHICS                                                     32
PROXY VOTING PROCEDURES AND GUIDELINES                              33
PORTFOLIO HOLDINGS DISCLOSURE                                       36
INVESTMENT ADVISER                                                  37
PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED                          40
ADMINISTRATOR                                                       42
DISTRIBUTOR                                                         43
DISTRIBUTION PLAN                                                   44
CUSTODIAN                                                           45
SECURITIES LENDING AGENT                                            46
PRIME BROKER                                                        46
TRANSFER AGENT                                                      46
SHAREHOLDER SERVICING                                               46
EXPENSES                                                            48
FINANCIAL INTERMEDIARIES                                            48
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                       49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       50
PURCHASES, REDEMPTIONS AND EXCHANGES                                50
DIVIDENDS AND DISTRIBUTIONS                                         53
NET ASSET VALUE                                                     53
PORTFOLIO TRANSACTIONS                                              54
DELAWARE TRUST                                                      56
DESCRIPTION OF SHARES                                               57
DISTRIBUTIONS AND TAX MATTERS                                       58
ADDITIONAL INFORMATION                                              64
FINANCIAL STATEMENTS                                                65

                                     GENERAL

THE TRUST AND THE FUND


     The Fund is a series of JPMorgan Trust I ("Trust"), an open-end management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. The Fund is diversified as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").


SHARE CLASSES


     The Trustees of the Fund has authorized the issuance and sale of Class A, Class C, Select Class, Institutional Class and R Class Shares of the Fund. The shares of the Fund is referred to in this SAI as the "Shares."


MISCELLANEOUS

     This SAI describes the investment strategies and policies, management and operation of the Fund in order to enable investors to select the fund or funds which best suit their needs.

     This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Fund will give shareholders 60 days prior written notice of any change to its 80% policy with regard to either "U.S." or "Large Cap".

     The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Fund may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

     FOREIGN SECURITIES. Because the Fund will invest at least 80% of its net assets plus borrowings ("Assets") in U.S. equity securities, the Fund may invest up to 20% of its assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations.

     Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the

Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

     The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. The Fund may invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Diversification and Quality Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Board of Trustees. See "Additional Investments - Illiquid Investments; Privately Placed and Certain Unregistered Securities."

     MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBSs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.

Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. SMBSs are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Although the Fund intends under normal circumstances and to the extent practicable, to invest in equity securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Fund may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

     The Fund will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy by the Adviser, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. The Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the value of the collateral falls below 100%. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                                  SHORT SELLING

     The Fund will engage heavily in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

     The Fund will have substantial short positions and must borrow the securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. There can be no assurance that the security necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position. Purchasing securities to cover the short position can itself cause the price of the stock to rise further, thereby exacerbating the loss. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. In addition, when the Fund effects a short sale, it may be obligated to leave the proceeds thereof with the prime broker and also deposit with the prime broker an amount of cash or securities (subject to requirements of applicable law) that is sufficient under any applicable margin or similar regulations to collateralize its obligation to replace the borrowed securities that have been sold.

     The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for other any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds will require the Fund to post as collateral other securities that it owns. If the Fund reinvest the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. As a result, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

     The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 50% of the Fund's net assets. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with JPMorgan Chase Bank, the Fund's custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Fund to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may enter into lending agreements ("Interfund Lending Agreements") under which the Fund would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. The Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     The Fund may not lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. The Fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by

Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Fund's Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with other funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     The Fund may engage in swap transactions, and in the event it is not allowed to reinvest the cash proceeds from short sales, will engage heavily in swaps including, but not limited to, contracts for differences, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     Contracts for differences ("CFDs") are derivatives based on an underlying stock or index, and contracted for under an ISDA Master Agreement. A CFD is an agreement between two parties to exchange the difference between the market value at the opening of a trade and the market value at the close of a trade. The type of CFDs that the Fund will engage in involves an exchange of payments between the two CFD counterparties at the termination of the CFD based on the price movement of an individual stock. A long CFD is treated by the fund's portfolio manager as a substitute for the stock, and is held to closely replicate the investment performance of holding the stock itself. The long CFD's value will follow the movements of the stock itself, and will be affected positively or negatively by the same market, economic and political factors as the underlying stock.

     The advantage of trading a CFD instead of the underlying stock is that a CFD does not require the use of cash to pay for the asset as is the case with the purchase of a stock. Rather, other cash and stock assets of the Fund can be pledged as collateral to the counterparty as needed to satisfy any margin requirements set by the counterparty. Entering into CFDs subjects the Fund to counterparty risk. If the counterparty to the CFD defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations, or that, in the event of default the Fund will succeed in enforcing them.

     Since CFDs can result in leverage, losses or profits may accumulate much faster when using CFDs. Short CFD positions will, in most cases, generate a positive interest flow payment similar to that of shorting stocks, and long CFDs incur financing costs similar to that of margin trading and may be substantial. Long CFD holders are credited with dividends generated by the underlying stock, and short CFD holders must pay the long CFD holder for any dividends generated by the underlying stock. The portfolio management team will apply risk management strategies in the event of adverse market conditions, and will monitor the financing costs on long positions in the context of the Fund's overall strategy to be sure they are not disadvantageous to the Fund.

     Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or an individual equity security.

     If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If the Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as may be the case. Equity swaps are subject to risks relating to swap agreements generally.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the

Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement. The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED. Securities which the Fund believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Fund anticipates. As a result, the Fund may lose all or substantially all of its investment in any particular instance.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

     LEVERAGE AND VOLATILITY RISK. Taking short positions in securities, investing in derivative instruments, and reinvesting cash proceeds from short sales sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests. There is no assurance that the Fund will leverage its portfolio, or, if it does, that the Fund's leveraging strategy will be successful.

     CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

     TRACKING. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

     LIQUIDITY. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.

     OPERATIONAL LEVERAGE. Trading in derivative instruments can result in large amounts of operational leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the value of the net assets of the Fund to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.

     OVER-THE-COUNTER TRADING. Derivative instruments, such as contracts for differences that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the obligor on an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

  FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund:

     (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act; and
     (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.
     (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
     (4) May not borrow money, except to the extent permitted by applicable law;
     (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
     (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are backed by physical commodities; and
     (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund without shareholder approval. These non-fundamental investment restrictions require that the Fund:

     (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
     (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;
     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
     (iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on
            Section 12(d)(1)(F) or 12 (d)(1)(G) of the 1940 Act.

                             MANAGEMENT OF THE TRUST

                                    TRUSTEES

     The names of the Trustees of the Fund, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                           NUMBER OF
                                                                            FUNDS IN
NAME (YEAR OF BIRTH);                                                     FUND COMPLEX
POSITIONS WITH THE FUNDS                    PRINCIPAL OCCUPATIONS         OVERSEEN BY         OTHER DIRECTORSHIPS HELD
(SINCE)                                      DURING PAST 5 YEARS           TRUSTEE(1)           OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------  ------------  --------------------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);         CFO and Consultant, Eduneering, Inc.      118      None.
  Trustee of Trust since 2005;       (internet business education supplier)
  Trustee of heritage JPMorgan       2000-2001; Retired; Vice President and
  Funds since 1987.                  Treasurer of Ingersoll-Rand Company
                                     (manufacturer of industrial equipment)
                                     (1972-2000).

ROLAND R. EPPLEY, JR. (1932);        Retired; President and Chief              118      None
  Trustee of Trust since 2005;       Executive Officer, Eastern Sales
  Trustee of heritage JPMorgan       Bankcard (1971-1988)
  Funds since 1989.

JOHN F. FINN (1947);                 President and Chief Executive             117*     Director, Cardinal Health, Inc.
  Trustee of Trust since 2005;       Officer of Gardner, Inc. (wholesale                (CAH) (1994-present); Chairman, The
  Trustee of heritage One Group      distributor to outdoor power                       Columbus Association of the
  Mutual Funds since 1998.           equipment industry) (1979-present).                Performing Arts (CAPA) (2003-present).

DR. MATTHEW GOLDSTEIN (1941);        Chancellor of the City University         118      Director, Albert Einstein School of
  Trustee of Trust since 2005;       of New York (1999-present);                        Medicine (1998-present); Director,
  Trustee of heritage JPMorgan       President, Adelphi University (New                 New Plan Excel Realty Trust, Inc.
  Funds since 2003.                  York) (1998-1999).                                 (real estate investment trust)
                                                                                        (2000-present); Director,

                                                                                        Lincoln Center Institute for the
                                                                                        Arts in Education (1999-present).

ROBERT J. HIGGINS (1945);            Retired; Director of Administration       118      None
  Trustee of Trust since 2005;       of the State of Rhode Island
  Trustee of heritage JPMorgan       (2003-2004); President-Consumer
  Funds since 2002.                  Banking and Investment Services,
                                     Fleet Boston Financial (1971-2001).

PETER C. MARSHALL (1942);            Self-employed business consultant         117*     None.
  Trustee of Trust since 2005;       (2002-present); Senior Vice
  Trustee of heritage One Group      President, W.D. Hoard, Inc.
  Mutual Funds since 1994.           (corporate parent of DCI Marketing,
                                     Inc.) (2000-2002); President, DCI
                                     Marketing, Inc. (1992-2000).

MARILYN MCCOY (1948);                Vice President of Administration          117*     Trustee, Mather LifeWays
  Trustee of Trust since 2005;       and Planning, Northwestern                         (1994-present); Director, Carleton
  Trustee of heritage One Group      University (1985-present).                         College (2003-present).
  Mutual Funds since 1999.

WILLIAM G. MORTON, JR. (1937);       Retired; Chairman Emeritus                118      Director, Radio Shack Corporation
  Trustee of Trust since 2005;       (2001-2002), and Chairman and Chief                (electronics) (1987-present);
  Trustee of heritage JPMorgan       Executive Officer, Boston Stock                    Director, The National Football
  Funds since 2003.                  Exchange (1985-2001).                              Foundation and College Hall of Fame
                                                                                        (1994-present); Trustee, Stratton
                                                                                        Mountain School (2001-present).

ROBERT A. ODEN, JR. (1946);          President, Carleton College               117*     Director, American University in
  Trustee of Trust since 2005;       (2002-present); President, Kenyon                  Cairo.
  Trustee of heritage One Group      College (1995-2002).
  Mutual Funds since 1997.

                                                                           NUMBER OF
                                                                            FUNDS IN
                                                                          FUND COMPLEX
NAME (YEAR OF BIRTH);                       PRINCIPAL OCCUPATIONS         OVERSEEN BY         OTHER DIRECTORSHIPS HELD
POSITIONS WITH THE FUNDS (SINCE)             DURING PAST 5 YEARS           TRUSTEE(1)           OUTSIDE FUND COMPLEX
-----------------------------------  -----------------------------------  ------------  -----------------------------------
FERGUS REID, III (1932);             Chairman of Lumelite Corporation          118      Trustee, Morgan Stanley Funds (198
  Trustee of Trust (Chairman)        (plastics manufacturing)                           portfolios) (1995-present).
  since 2005; Trustee (Chairman)     (2003-present); Chairman and Chief
  of heritage JPMorgan Funds         Executive Officer of Lumelite
  since 1987.                        Corporation (1985-2002).

FREDERICK W. RUEBECK (1939);         Advisor, Jerome P. Green &                117*     Director, AMS Group (2001-present);
  Trustee of Trust since 2005;       Associates, LLC (broker-dealer)                    Director, Wabash College
  Trustee of heritage One Group      (2002-present); Investment Officer,                (1988-present); Trustee,
  Mutual Funds since 1994.           Wabash College (2004-present);                     Seabury-Western Theological
                                     self-employed consultant                           Seminary (1993-present); Chairman,
                                     (2000-present); Director of                        Indianapolis Symphony Orchestra
                                     Investments, Eli Lilly and Company                 Foundation (1994-present).
                                     (1988-1999).

JAMES J. SCHONBACHLER (1943);        Retired; Managing Director of             118      None.
  Trustee of Trust since 2005;       Bankers Trust Company (financial
  Trustee of heritage JPMorgan       services) (1968-1998).
  Funds since 2001.

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.** (1935);   Retired; Chief Executive Officer of       118      Director, Glenview Trust Company,
  Trustee of Trust since 2005;       Chase Mutual Funds (investment                     LC (2001-present); Trustee, St.
  Trustee of heritage JPMorgan       company) (1989-1998); President &                  Catherine College (1998-present);
  Funds since 1998.                  Chief Executive Officer of Vista                   Trustee, Bellarmine University
                                     Capital Management (investment                     (200-present); Director,
                                     management) (1990-1998); Chief                     Springfield-Washington County
                                     Investment Executive of Chase                      Economic Development Authority
                                     Manhattan Private Bank (investment                 (1997-present); Trustee, Marion and
                                     management) (1990-1998).                           Washington County, Kentucky Airport
                                                                                        Board (1998-present); Trustee,
                                                                                        Catholic Education Foundation
                                                                                        (2005-present).


----------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES


     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Fund's independent accountants; (ii) evaluate the independence of the Fund's independent accountants; (iii) oversee of the performance of the Fund's audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Fund's independent audit and the financial statements of the Fund; (vi) determine the independence of the Fund's independent accountants; and
(vii) to act as a liaison between the Fund's independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005 and prior to that time, the predecessor Audit Committee of the Trusts was comprised of all of the members of the Board. The Audit Committee or predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

     As discussed above the members of the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Compliance Committee is to (i) assist the Board in its oversight of the valuation of the Fund's securities by JPMIM, the adviser to the Fund, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Fund's Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005, and met three times during the fiscal year ended October 31, 2005.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Fund (except the Fund's auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors,
(i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Fund. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to a particular Fund that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

                             OWNERSHIP OF SECURITIES

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Fund and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                                        AGGREGATE OWNERSHIP OF ALL
                                                           REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                 OWNERSHIP OF THE FUND                FAMILY OF INVESTMENT COMPANIES(1)
INDEPENDENT TRUSTEES
William J. Armstrong                    None                                    Over $100,000
Roland R. Eppley, Jr.                   None                                    Over $100,000
John F. Finn(2)                         None                                    Over $100,000
Dr. Matthew Goldstein                   None                                 $50,001 - $100,000
Robert J. Higgins                       None                                        None
Peter C. Marshall(2)                    None                                    Over $100,000
Marilyn McCoy(2)                        None                                    Over $100,000
William G. Morton, Jr.                  None                                        None
Robert A. Oden, Jr. (2)                 None                                    Over $100,000

Fergus Reid, III                        None                                    Over $100,000
Frederick W. Ruebeck(2)                 None                                    Over $100,000
James J. Schonbachler                   None                                 $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                None                                    Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
(2) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).



     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

                              TRUSTEE COMPENSATION

     As of July 1, 2005, the funds in the JPMorgan Funds Complex pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Fund pays the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000, respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Fund bears expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month,

     Trustee aggregate compensation paid by the Fund and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:



                                U.S. LARGE CAP      TOTAL COMPENSATION
NAME OF TRUSTEE                 CORE PLUS FUND  PAID FROM "FUND COMPLEX"(1)
INDEPENDENT TRUSTEES
William J. Armstrong                $  0             $     204,417
Roland R. Eppley, Jr.                  0                   157,417
John F. Finn(2)                        0                         0(3)
Dr. Matthew Goldstein                  0                   179,833
Robert J. Higgins                      0                   179,833
Peter C. Marshall(2)                   0                   229,333
Marilyn McCoy(2)                       0                         0(4)
William G. Morton, Jr.                 0                   157,417
Robert A. Oden, Jr. (2)                0                   137,250(5)
Fergus Reid, III                       0                   309,000
Frederick W. Ruebeck(2)                0                   190,500
James J. Schonbachler                  0                   157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               0                   204,417



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes nine registered investment companies (118 funds).

(2) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).

(3)  Does not include $176,250 of Deferred Compensation.

(4)  Does not include $207,083 of Deferred Compensation.

(5)  Does not include $32,500 of Deferred Compensation.


     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Fund whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Fund. The officers hold office until a successor has been elected and duly qualified. The Fund has no employees.

The names of the officers of the Fund, together with their year of birth, information regarding their positions held with the Fund and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                          DURING PAST 5 YEARS
--------------------------                                          -------------------
George C.W. Gatch (1962),           Managing Director of JPMorgan Investment Management Inc.; Director and President,
President (2005)                    JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.
                                    Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of
                                    JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),             Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan
Senior Vice President (2005)*       Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One
                                    Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer,
                                    JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and
                                    Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief            Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice
Administrative Officer (2005)       President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                   Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                    Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                                    Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief     Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of
Compliance Officer (2005)           positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),           Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)       Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance
                                    Executive supporting all JPMorgan Treasury Services business units from July 2000 to
                                    2004.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice
Secretary (2005)                    President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to
                                    2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005;
                                    Assistant General Counsel and Associate General Counsel and Vice President, Gartmore
                                    Global Investments, Inc. from 1999 to 2004.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                          DURING PAST 5 YEARS
-------------------------------                                    ---------------------
Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms.
Assistant Secretary (2005)*         Ditullio has served as attorney with various titles for JP Morgan Chase & Co.
                                    (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*         Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds
                                    Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior
                                    Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.).

Ellen W. O'Brien (1957),            Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky
Assistant Secretary (2005)**        registration. Ms. O'Brien has served in this capacity since joining the firm in
                                    1991.

Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)          financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects
Assistant Treasurer (2005)          of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential
                                    Investments from 1996 to 2000.

Arthur A. Jensen (1966),            Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*         President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                    Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor
                                    at Allstate Insurance Company prior to 2001.

*  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
   43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA
   02108.


     As of January 31, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of the Fund.


                                   CODES OF ETHICS

     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with the Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or the Fund; (ii) making to the Trust or the Fund any untrue statement of a material fact or omit to state to the Trust or the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or the Fund; or (iv) engaging in any manipulative practice with respect to the Trust or the

Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Fund subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Fund's investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     The Fund's proxy voting records for the most recent 12-month period are on file with the SEC and are available on the Fund's website at www.jpmorganfunds.com and will be available on the SEC website at www.sec.gov no later than August 31, 2006.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, the Fund will make available to the public, upon request to JPMorgan Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients' consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


   Vickers Stock Research Corp.             Monthly     30 days after month end
   MorningStar Inc.                         Monthly     30 days after month end
   Lipper, Inc.                             Monthly     30 days after month end
   Thomson Financial                        Monthly     30 days after month end
   Bloomberg LP                             Monthly     30 days after month end
   Casey, Quirk & Associates                Monthly     30 days after month end
   JPMorgan Private Bank/JPMorgan Private   Quarterly   30 days after month end
   Client Services


     In addition, certain service providers to the Fund or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of the Fund's portfolio securities as an exception to the Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. The Fund's Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund's shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

     The Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

     Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and JPMIM, JPMIM serves as investment adviser to the Fund, as discussed in the "General" section.

     Subject to the supervision of the Fund's Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Fund. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Fund and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Fund. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

     The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Fund.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Fund, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of the Fund's average daily net assets as described in the Prospectuses.

     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                 BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENT

     The investment advisory agreement for the Fund was formally considered by the Board of Trustees at a meeting held in August 2005, which included detailed discussions held outside the presence of fund management and the Adviser. In conducting its review, the Board of Trustees, 12 of 13 of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The Board's review of the investment advisory agreement addressed a variety of factors including: (1) the nature, extent, and quality of services provided by the Adviser to the Fund and other funds of the Trust; (2) expected costs of services provided and profitability of the Adviser; (3) fall-out benefits; (4) anticipated economies of scale; (5) advisory fees and expense ratios, and (6) fees relative to the Adviser's other clients. In analyzing these factors, the Board reviewed and considered highly detailed expense comparison information including that provided by Lipper Inc. (an independent provider of mutual fund data). These materials included comparisons of the expenses of the Fund to a broad or general universe of funds and to a "peer group" of funds. The Board also reviewed conflicts of interest, brokerage practices, and the impact of revenue sharing arrangements on JPMIM's profitability. In their deliberations, each Trustee attributed different weights to the various factors and considerations and no factor or consideration alone was considered determinative.

     In reviewing potential fall-out benefits received by the Adviser and its affiliates as a result of their relationship with the Fund, the Trustees considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Trust. The Trustees also considered that affiliates of the Adviser are expected to earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payment of Rule 12b-1 fees to JPMorgan Distribution Services, which also acts as the Fund's distributor and that these fees are generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered fees paid by JPMorgan Chase Bank for custody and fund accounting and other related services. The Trustees took into account the positive effects on economies of scale attributable to fee breakpoints in the Administration Agreement between the Trust and JPMIM. Based on the Lipper material and the other information provided to the Board, the Board determined that the overall arrangement between the Trust and JPMIM, including the compensation payable under the Investment Advisory Agreement to the Adviser was fair and reasonable in light of the services provided by JPMIM and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED
                            (AS OF DECEMBER 31, 2005)

The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2005: PLEASE UPDATE


                            REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                  COMPANIES                     VEHICLES                  OTHER ACCOUNTS
                                  ---------                     --------                  --------------
                            NUMBER OF   TOTAL            NUMBER OF                   NUMBER OF
                            ACCOUNTS    ASSETS           ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
                            --------    ------           --------    ------------    --------    ------------
   U.S. LARGE CAP CORE
        PLUS FUND
Thomas Luddy                0           0                11          $ 264 million   86          $ 3.2 billion
Susan Bao                   4           $ 2.2 billion    3           $ 655 million   11          $ 1.7 billion

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance:

                          REGISTERED              OTHER POOLED INVESTMENT
                     INVESTMENT COMPANIES                 VEHICLES                   OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------
                 NUMBER OF     TOTAL ASSETS     NUMBER OF     TOTAL           NUMBER OF     TOTAL ASSETS
                 ACCOUNTS                       ACCOUNTS      ASSETS          ACCOUNTS
----------------------------------------------------------------------------------------------------------
Thomas Luddy     0           0                  0           0                 2           $    250 million
Susan Bao        0           0                  0           0                 1           $    559 million

                         POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of December 30, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds, and to the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth and Income Fund, and the JPMorgan Investor Growth Fund (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates are the Advisers to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

     In providing investment services to its clients, the goal of the Adviser and its affiliates is to meet their fiduciary obligations. The Adviser and its affiliates have policies and procedures designed to manage the conflicts described above. With respect to its management of the funds of funds, such as the JPMorgan SmartRetirement Funds and the Investor Funds, the Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of new issue allocation decisions and compliance with the firms' Codes of Ethics. In addition, the Adviser and its affiliates perform reviews for material performance discrepancy amongst similarly managed accounts. With respect to the allocation of investment opportunities, the Adviser and its affiliates have policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager's performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES

This section would ordinarily contain information concerning the dollar range of securities of each Fund beneficially owned by the Fund's lead portfolio managers as of the Fund's most recently completed fiscal year. The Fund will commence operation on or after the date of this Statement of Additional Information and therefore, no information is currently available concerning portfolio manager holdings.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Fund, and JPMFM, JPMFM serves as administrator of the Fund. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of the Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Fund, and to furnish certain other services required by the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Fund's operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor

Services, Inc. ("JPMIS"), as the Fund's sub-administrator. JPMIS will receive a portion of the fees received by JPMFM for the services that it provides to the Fund.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.


                                   DISTRIBUTOR

     JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of the Fund in accordance with the terms of the Distribution Agreement dated February 19, 2005 between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A and Class C Shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of the Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in the Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Fund and their investment process and management;
(viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Fund accumulates a critical mass.

     Class A Shares of the Fund pays a Distribution Fee of 0.25% of average daily net assets and Class C Shares of the Fund pays a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class C Shares of the Fund of up to 1.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class C Shares of the Fund, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class C

Shares maintained in the Fund by such broker-dealers' customers. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class C Shares of the Fund, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class C Shares in any one year will be accrued and paid by the Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class C Shares of the Fund, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of the Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.0085% of the first $10 billion, 0.005% on the next $10 billion, 0.0035% on the next $10 billion and 0.0020% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                  PRIME BROKER

     Morgan Stanley & Co. initially will serve as the Fund's prime broker.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS. Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws.

     Under the shareholder servicing agreement, each Fund has agreed to pay JPMDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to each Fund on a month-to-month basis.


   Select Class, Class A and Class C                        0.25%
   Institutional Class                                      0.10%
   R Class                                                  0.05%


     To the extent it is not otherwise required by its contractual agreement to limit the Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Fund pays the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Fund as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Fund, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to the Fund or JPMDS.

     The Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Fund may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Fund on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Fund is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and assists in the preparation and/or review of the Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in the Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing the Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Fund and conforms with the Fund's fundamental objectives, policies and restrictions; and (iii) the Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may discontinue this exchange privilege at any time.

     Shares of the Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if the Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS C SHARES. The Distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     If an investor redeems Class C Shares, then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the shareholder's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

     The CDSC will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants.

     The Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund and in certain other circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Fund, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Fund's Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Fund by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A and Class C Shares are calculated at the same time. In general, dividends on Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Fund in valuing its assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Fund are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Fund, are closed. The Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Fund are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Fund's securities. The Fund's Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Fund's investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of the Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for the

Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

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

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

     If the Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that the Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Fund will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

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     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trust is an open-end, management investment company organized as Delaware statutory trust. The Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of the Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter

                                       57
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the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

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

     The Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" as such term is defined in the Code.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to individual shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Fund had no capital loss carryforwards as of the fiscal year end.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from the prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

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

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund's transactions in futures contacts, options, swaps, CFDs and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

     FOREIGN INVESTMENTS. The Fund may invest in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

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

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. The Fund may invest in real estate investment trusts ("REITs"). The Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

     Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends

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of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61

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days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Fund, the Fund's service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or JPMDS. The Prospectuses and this SAI do not constitute an offer by the Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of March 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Fund included in this SAI:


                              FINANCIAL STATEMENTS

     As of the date of this SAI, the Fund has not commenced operations and therefore does not have financial statements. Subsequent financial statements will be available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R- Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this

1 (middle)     category differ from "R-1 (high)" credits to only a small degree.
               Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

                           DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                           DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                        DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

                DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 31, 2005,

                                 AS SUPPLEMENTED
                                   MAY 5, 2006

                           JPMORGAN TRUST I ("JPMTI")

                        JPMorgan Bond Fund ("Bond Fund")
       JPMorgan Emerging Markets Debt Fund ("Emerging Markets Debt Fund")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
                 JPMorgan Real Return Fund ("Real Return Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")

                 (each a "Fund," and collectively, the "Funds")


     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectus dated May 5, 2006 for the R Class Shares of Emerging Markets Debt Fund and the prospectuses for the remaining classes of all the Funds dated December 31, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2005 included in the annual Shareholder Reports relating to the Funds, other than the Real Return Fund ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111



                                                                        SAI-INC-

                                TABLE OF CONTENTS

GENERAL                                                                       2
INVESTMENT STRATEGIES AND POLICIES                                            4
INVESTMENT RESTRICTIONS                                                       29
TRUSTEES                                                                      33
OFFICERS                                                                      39
CODES OF ETHICS                                                               41
PROXY VOTING PROCEDURES AND GUIDELINES                                        42
PORTFOLIO HOLDINGS DISCLOSURE                                                 44
INVESTMENT ADVISER                                                            45
ADMINISTRATOR                                                                 52
DISTRIBUTOR                                                                   54
DISTRIBUTION PLAN                                                             55
CUSTODIAN                                                                     57
TRANSFER AGENT                                                                57
SHAREHOLDER SERVICING                                                         58
EXPENSES                                                                      61
FINANCIAL INTERMEDIARIES                                                      61
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 62
TRUST COUNSEL                                                                 62
PURCHASES, REDEMPTIONS AND EXCHANGES                                          63
DIVIDENDS AND DISTRIBUTIONS                                                   66
NET ASSET VALUE                                                               66
PORTFOLIO TRANSACTIONS                                                        67
DELAWARE TRUST                                                                71
MASSACHUSETTS TRUST                                                           72
DESCRIPTION OF SHARES                                                         72
DISTRIBUTION AND TAX MATTERS                                                  75
ADDITIONAL INFORMATION                                                        80
FINANCIAL STATEMENTS                                                          81
APPENDIX A--DESCRIPTION OF RATINGS                                            A-1

                                     GENERAL

THE TRUSTS AND THE FUNDS

     The Funds (other than the JPMorgan Short Term Bond Fund II) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund (other than the JPMorgan Short Term Bond Fund II and the JPMorgan Real Return Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Funds, J.P. Morgan Institutional Funds or J.P. Morgan Series Trust ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds reorganized and redomiciled as series of J.P. Morgan Mutual Fund Series ("JPMMFS") after the close of business on February 18, 2005. The JPMorgan Real Return Fund commenced operations on September 1, 2005 as a series of JPMTI.

     The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group ("JPMMFG"), an open-end, management investment company, formed on May 11, 1987 as a Massachusetts business trust.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                           J.P. MORGAN FUNDS ("JPMF")
                       JPMorgan Emerging Markets Debt Fund

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                               JPMorgan Bond Fund
                      JPMorgan Global Strategic Income Fund
                          JPMorgan Short Term Bond Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")
                          JPMorgan Enhanced Income Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Short Term Bond Fund II and Real Return Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMF. Prior to February 19, 2005, the Emerging Markets Debt Fund was a series of JPMF, an open-end, management investment company, which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

     JPMIF. Prior to February 19, 2005, the Bond, Global Strategic Income and Short Term Bond Funds were each series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

     JPMST. Prior to February 19, 2005, the Enhanced Income Fund was a series of JPMST, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on August 15, 1996.

     Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), which were corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

     After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund acquired all of the assets and liabilities of JPMorgan Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Trustees of JPMMFS, the Board of Trustees of JPMMFG, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI and JPMMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance of the following classes of shares of the Funds:


     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class,  Institutional  Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class and R Class
     Enhanced Income Fund               Select Class, Institutional Class and Class A
     Real Return Fund                   Select Class, Institutional Class, Class A and Class C
     Short Term Bond Fund II            Select Class, Class M and Class A


     Each Fund currently offers the following classes of shares:


     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class and R Class
     Enhanced Income Fund               Institutional Class
     Real Return Fund                   Select Class, Institutional Class, Class A and Class C
     Short Term Bond Fund II            Select Class, Class M and Class A


     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective May 1, 2003, JPMMFG was renamed with the approval of the Board of Trustees of JPMMFG:

NEW NAME                                                FORMER NAME
J.P. Morgan Mutual Fund Group                           Mutual Fund Group

     Effective February 19, 2005, the following Predecessor Fund were renamed with the approval of the Board of Trustees of JPMF:

NEW NAME                                                FORMER NAME
JPMorgan Emerging Markets Debt Fund                     JPMorgan Fleming Emerging Markets Debt Fund

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     In addition to the Funds (other than the Short Term Bond Fund II), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with their investment objectives and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. Each Fund may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     INFLATION-LINKED DEBT SECURITIES. The Real Return Fund will invest in inflation-linked securities as part of its principal investment strategy. The other Funds may invest in inflation-linked debt securities from time to time. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS), as well as securities issued by other entities such as corporations, foreign governments and foreign issuers including foreign issuers, from emerging markets. See also "Foreign Investments." Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common. The U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security. Other issuers may pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. The Funds may invest in other types of inflation-linked securities as well including securities, which use an inflation index other than the CPI.

     Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

     While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     MORTGAGE-BACKED SECURITIES. The Funds, except Emerging Markets Debt Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan

Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except the Emerging Markets Debt Fund, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Global Strategic Income Fund, the Real Return Fund and Short Term Bond Fund II may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser

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liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments - Sovereign Fixed Income Securities."

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     SUPRANATIONAL OBLIGATIONS. All of the Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Generally, the Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed

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upon interest rate. This interest rate is effective for the period of time a
Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                TAX EXEMPT OBLIGATIONS AND OTHER DEBT SECURITIES

     The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

     PUTS. The Bond Fund, the Global Strategic Income Fund, the Real Return Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

     Each Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a

Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund, Enhanced Income Fund or Short Term Bond Fund II may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds, other than the Short Term Bond Fund II, may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure or for risk management purposes. These Funds (other than Short Term Bond Fund II) may also enter into forward commitments to increase income or gain to the Funds. See "Foreign Currency Exchange Transactions" below.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     In addition to using forward foreign currency contracts for hedging, the Bond Fund, the Global Strategic Income Fund, the Enhanced Income Fund, the Real Return Fund, and the Short Term Bond Fund may use forward foreign currency contracts as an investment strategy to establish or adjust exposure to particular foreign securities, markets, or currencies. Such transactions are speculative and are subject to the risks associated with foreign securities in general as well as risks specific to derivatives and forward foreign currency transactions. Foreign currencies may fluctuate significantly in response to world events and economic conditions making it extremely unpredictable to predict market movements. A Fund's performance may be adversely affected to the extent that the Fund is not successful in its use of forward foreign currency contracts.

     SOVEREIGN FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

     Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Real Return Fund, Short Term Bond Fund II, and to a lesser extent the Bond Fund and Short Term Bond Fund, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                                  SHORT SELLING

     The Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund and the Short Term Bond Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a fixed income security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale. The Fund will segregate liquid assets or otherwise cover the short positions to offset a portion of the leverage risk.

     The Fund may also enter into short sales of forward commitments and derivatives, which do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

     The Fund may not always be able to borrow a security its wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's investment decisions.

     Short sales also involve other costs. The Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses the Fund may be required to pay in connection with the short shale. Until the Fund closes the short position, it will maintain a segregated account with a custodian containing cash, U.S.

government securities or other liquid securities. Realized gains from short sales are typically treated as short-term gains/losses.

                             ADDITIONAL INVESTMENTS

     CONVERTIBLE SECURITIES. The Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Emerging Markets Debt Fund may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment or principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, Enhanced Income Fund, Real Return Fund and Emerging Markets Debt Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. The Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Real Return Fund) may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

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     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     Each Fund, with the exception of the Emerging Markets Debt Fund and the Real Return Fund, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Emerging Markets Debt Fund and the Real Return Fund are "non-diversified" series. The Funds are considered "non-diversified" because a relatively high percentage of their assets may be invested in the securities of a limited number of issuers, within the same economic sector. Their portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. Each of the Emerging Markets Debt Fund and the Real Return Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

     Although the Emerging Markets Debt Fund and the Real Return Fund are not limited by the diversification requirements of the 1940 Act, all Funds including the Emerging Markets Debt Fund and the Real Return Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Tax Information". To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Funds may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond Fund, Enhanced Income Fund, Global Strategic Income Fund, Short Term Bond Fund, and Short Term Bond Fund II may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

                   HIGH YIELD/HIGH RISK SECURITIES/JUNK BONDS

     The Funds may invest in high yield securities, to varying degrees. With respect to the Short Term Bond Fund II, substantially all of the Fund's investments will be rated investment grade. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

               GREATER RISK OF LOSS. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

               VALUATION DIFFICULTIES. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

               LIQUIDITY. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated

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          securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

               CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

               NEW LEGISLATION. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund's investments in lower rated securities.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If

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the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                          TEMPORARY DEFENSIVE POSITIONS

     To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders.. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Tax Information" below. The Real Return Fund commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                      FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                           8/31/04             8/31/05
                                      -------------------------------------
     Bond Fund                              571%                559%
     Emerging Markets Debt Fund             166%                337%
     Enhanced Income                        156%                128%
     Global Strategic Income Fund           152%                461%
     Short Term Bond Fund                   261%                194%
     Short Term Bond Fund II                253%                201%

     The higher portfolio turnover for the Bond Fund was due in large part to the Fund's use of Mortgage Backed Securities TBAs. For the Enhanced Income Fund, the Short Term Bond Fund, and the Short Term Bond Fund II, the higher portfolio turnover was the result of relative value trades between securities as well as sectors. In addition, the turnover was caused by the management of duration/yield curve positioning and is not representative of a shift in the investment process of the portfolio. The higher portfolio turnover for the Emerging Markets Debt Fund was driven by the volatility of the emerging markets debt sector as compared to traditional sectors. Finally, the higher portfolio turnover for the Global Strategic Income Fund was driven by the use of Mortgage Backed Securities TBAs as well as the Fund's active tactical asset allocation strategy.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. If a percentage or rating restriction on investment or use of assets set forth herein or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policies of the Funds (including their investment objectives), with the exception of Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objective of the Short Term Bond Fund II is fundamental but its investment policies are non-fundamental. Shareholders of the Short Term Bond Fund II must be given at least 30 days' prior written notice of any change in the Fund's investment objectives.

     FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the 1940 Act;

(2) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     (b) The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     (b) The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

     (b) The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

     (b) The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(9) The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(10) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

     (b) The Short Term Bond Fund II may not make loans, except that the Fund may:

          (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

          (ii) enter into repurchase agreements with respect to portfolio securities; and

          (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

     For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4)  May not purchase or sell interests in oil, gas or mineral leases;

(5) The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(6) The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7) Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

(8) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(9) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

     For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain foreign countries, the Global Strategic Income Fund and the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Global Strategic Income Fund or the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Global Strategic Income Fund and Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

     The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the Predecessor JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                               NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS            OVERSEEN BY           OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)             DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------       --------------------       ------------------------
INDEPENDENT TRUSTEES
WILLIAM J. ARMSTRONG            CFO and Consultant, Eduneering,         118           None.
(1941); Trustee of Trusts       Inc. (internet business education
since 2005; Trustee of          supplier) 2000-2001; Retired;
heritage JPMorgan Funds         Vice President & Treasurer of
since 1987.                     Ingersoll-Rand Company
                                (manufacturer of industrial
                                equipment) (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President & Chief              118           None.
(1932); Trustee of Trusts       Executive Officer, Eastern
since 2005; Trustee of          States Bankcard (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                    President and Chief                     117*          Director, Cardinal Health, Inc.
(1947); Trustee of Trusts       Executive Officer of                                  (CAH) (1994-present); Chairman,
since 2005; Trustee of          Gardner, Inc. (wholesale                              The Columbus Association of the
heritage One Group Mutual       distributor to outdoor power                          Performing Arts (CAPA) (2003 -
Funds since 1998.               equipment industry)                                   present).
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  118           Director, Albert Einstein School
(1941); Trustee of Trusts       University of New York                                of Medicine (1998 - present);
since 2005; Trustee of          (1999-present); President,                            Director, New Plan Excel Realty
heritage JPMorgan Funds         Adelphi University (New                               Trust, Inc. (real estate
since 2003.                     York) (1998-1999).                                    investment trust) (2000-present);
                                                                                      Director, Lincoln Center
                                                                                      Institute for the Arts in
                                                                                      Education (1999-present).

ROBERT J. HIGGINS               Retired; Director of                    118           None.
(1945); Trustee of Trusts       Administration of the State
since 2005; Trustee of          of Rhode Island (2003-2004);
heritage JPMorgan Funds         President - Consumer Banking
since 2002.                     and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

                                                               NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS            OVERSEEN BY           OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)             DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------       --------------------       ------------------------
PETER C. MARSHALL               Self-employed business                  117*          None.
(1942); Trustee of Trusts       consultant (2002-present);
since 2005; Trustee of          Senior Vice President, W.D.
heritage One Group Mutual       Hoard, Inc. (corporate
Funds since 1994.               parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       117*          Trustee, Mather LifeWays
(1948); Trustee of Trusts       Administration and Planning,                          (1994-present); Trustee, Carleton
since 2005; Trustee of          Northwestern University                               College (2003-present).
heritage One Group Mutual       (1985-present).
Funds since 1999.

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              118           Director, Radio Shack Corporation
(1937); Trustee of Trusts       (2001-2002), and Chairman                             (electronics) (1987-present);
since 2005; Trustee of          and Chief Executive Officer,                          Director, The National Football
heritage JPMorgan Funds since   Boston Stock Exchange (1985-                          Foundation and College Hall of
2003.                           2001).                                                Fame (1994-present); Trustee,
                                                                                      Stratton Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             117*          Director, American University in
Trustee of Trusts since 2005;   (2002-present); President,                            Cairo.
Trustee of heritage One Group   Kenyon College (1995-2002).
Mutual Funds since 1997.

FERGUS REID, III                Chairman of Lumelite                    118           Trustee of Morgan Stanley Funds
(1932); Trustee of Trusts       Corporation (plastics                                 (198 portfolios) (1995-present).
(Chairman) since 2005;          manufacturing)
Trustee (Chairman) of           (2003-present); Chairman and
heritage JPMorgan Funds since   Chief Executive Officer of
1987.                           Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              117*          Director, AMS Group
(1939); Trustee of Trusts       Associates, LLC                                       (2001-present); Trustee, Wabash
since 2005; Trustee of          (broker-dealer)                                       College (1988-present); Chairman,
heritage One Group Mutual       (2002-present); Chief                                 Indianapolis Symphony Orchestra
Funds since 1994.               Investment Officer, Wabash                            Foundation (1994-present).
                                College (2004-present);
                                self-employed consultant
                                (January 2000 to present);
                                Director of Investments,
                                Eli Lilly and Company
                                (1988-1999).

                                                               NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS            OVERSEEN BY           OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)             DURING PAST 5 YEARS              TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------       --------------------       ------------------------
JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              118           None.
Trustee of Trusts since 2005;   of Bankers Trust Company
Trustee of heritage JPMorgan    (financial services)
Funds since 2001.               (1968-1998).

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**      Retired; Chief Executive                118           Director, Glenview Trust Company,
(1935); Trustee of Trusts       Officer of Chase Mutual                               LLC (2001 - present); Trustee,
since 2005; Trustee of          Funds (investment company)                            St. Catherine College (1998 -
heritage JPMorgan Funds since   (1989-1998); President &                              present); Trustee, Bellarmine
1998.                           Chief Executive Officer of                            University (2000 - present);
                                Vista Capital Management                              Director, Springfield-Washington
                                (investment management)                               County Economic Development
                                (1990-1998); Chief                                    Authority (1997 - present);
                                Investment Executive of                               Trustee, Marion and Washington
                                Chase Manhattan Private Bank                          County, Kentucky Airport Board
                                (investment management)                               (1998 - present); Trustee,
                                (1990-1998).                                          Catholic Education Foundation
                                                                                      (2005 - present).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trusts' current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

STANDING COMMITTEES

     There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee Governance Committee, and Investment Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants;
(vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation

Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005 and prior to that time, the predecessor Audit Committee of the Trusts was comprised of all of the members of the Board. The Audit Committee or the predecessor Audit Committee met four times during the fiscal year ended August 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended August 31, 2005.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met four times during the fiscal year ended August 31, 2005.

     Each member of the Board, except for Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Income and the Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met three times during the fiscal year ended August 31, 2005.

OWNERSHIP OF SECURITIES


     As of December 31, 2005, each of the Trustees beneficially owned shares of certain Funds of the Trust in the amounts shown below: UP



                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                SECURITIES IN ALL REGISTERED INVESTMENT
                                 DOLLAR RANGE OF EQUITY          COMPANIES OVERSEEN BY THE TRUSTEE IN
NAME OF TRUSTEE                  SECURITIES IN THE FUNDS         THE FAMILY OF INVESTMENT COMPANIES(1)
INDEPENDENT TRUSTEES
William J. Armstrong                    Bond Fund                           Over $100,000
                                      Over $100,000
                                   Short Term Bond Fund
                                   $50,001 - $100,000
Roland R. Eppley, Jr.                     None                              Over $100,000
John F. Finn(2)                           None                              Over $100,000
Dr. Matthew Goldstein                     None                            $50,001 - $100,000
Robert J. Higgins                         None                                   None
Peter C. Marshall(2)                      None                              Over $100,000
Marilyn McCoy(2)                          None                              Over $100,000
William G. Morton, Jr.                    None                                   None
Robert A. Oden, Jr.(2)                    None                              Over $100,000
Fergus Reid, III                          None                              Over $100,000
Frederick W. Ruebeck(2)                   None                              Over $100,000
James J. Schonbachler         Global Strategic Income Fund                $50,001 - $100,000
                                    $10,001 - $50,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  None                                 Over $100,000



  (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).

  (2) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.


                              TRUSTEE COMPENSATION


     As of July 1, 2005, the funds in the JPMorgan Funds Complex pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by the Trusts and Fund Complex for the calendar year ended December 31, 2005 is set forth below: UP

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                               BOND        ENHANCED     EMERGING MARKETS     GLOBAL STRATEGIC
NAME OF TRUSTEE                FUND      INCOME FUND        DEBT FUND          INCOME FUND
---------------                ----      -----------        ---------          -----------
INDEPENDENT TRUSTEES
William J. Armstrong              $                $                   $                    $
Roland R. Eppley, Jr.
John F. Finn(2)
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall(2)
Marilyn McCoy(2)
William G. Morton, Jr.
Robert A. Oden, Jr. (2)
Fergus Reid, III
Frederick W. Ruebeck(2)
James J. Schonbachler

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.



                                                        TOTAL COMPENSATION
                            SHORT TERM    SHORT TERM      PAID FROM "FUND
NAME OF TRUSTEE             BOND FUND    BOND FUND II       COMPLEX"(1)
---------------             ---------    ------------       -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $              $   $          204,417
Roland R. Eppley, Jr.                                              157,417
John F. Finn(2)                                                          0(3)
Dr. Matthew Goldstein                                              179,833
Robert J. Higgins                                                  179,833
Peter C. Marshall(2)                                               229,333
Marilyn McCoy(2)                                                         0(4)
William G. Morton, Jr.                                             157,417
Robert A. Oden, Jr.(2)                                             137,250(5)
Fergus Reid, III                                                   309,000
Frederick W. Ruebeck(2)                                            190,500
James J. Schonbachler                                              157,417

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                           204,417



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).

(2) This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

(3) Does not include $176,250 of Deferred Compensation.

(4) Does not include $207,083 of Deferred Compensation.

(5) Does not include $32,500 of Deferred Compensation.


     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Trusts' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE TRUSTS (SINCE)                                           DURING PAST 5 YEARS
      ---------------------                                         ---------------------
George C.W. Gatch (1962),           Managing Director, JPMorgan Investment Management Inc.; Director and President,
President (2005)                    JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since
                                    2005.  Mr. Gatch is CEO and President of the JPMorgan Funds.  Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of
                                    DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                                    Morgan and Dai-Ichi Kangyo Bank, as well as  positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds
Senior Vice President (2005)*       Management, Inc.; Chief Operating Officer, JPMorgan Funds  since 2005, and One Group
                                    Mutual Funds from  2001 until 2005.  Mr. Young was Vice President and Treasurer,
                                    JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and
                                    Vice President and Treasurer, JPMorgan Distribution Services, Inc.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE TRUSTS (SINCE)                                           DURING PAST 5 YEARS
      ---------------------                                         ---------------------
                                    (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief            Funds and Head of Funds Administration and Board Liaison.  Ms. Maleski was the Vice
Administrative Officer (2005)       President of Finance for the Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                   Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                    Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly
                                    Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief     Administration - Pooled Vehicles from 2000 to 2004.  Mr. Ungerman held a number of
Compliance Officer (2005)           positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),           Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)       Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services Operating Risk Management and Compliance
                                    Executive supporting all JPMorgan Treasury Services business units from July 2000 to
                                    2004.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co.  since 2004; Vice
Secretary (2005)                    President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to
                                    2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 -
                                    2005; Assistant General Counsel and Associate General Counsel and Vice President,
                                    Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms.
Assistant Secretary (2005)*         Ditullio has served as an attorney with various titles for JPMorgan Chase & Co.
                                    (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*         Inc.;  From 1999 - 2005, Director, Mutual Fund Administration, JPMorgan Funds
                                    Management, Inc. (formerly One Group Administrative Services) and Senior Project
                                    Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group
                                    Dealer Services, Inc.).

Ellen W. O'Brien (1957),            Assistant Vice President,  JPMorgan Investor  Services,  Co.,  responsible for Blue
Assistant Secretary (2005)**        Sky  registration.  Ms.  O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)          financial reporting.  Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE TRUSTS (SINCE)                                           DURING PAST 5 YEARS
      ---------------------                                         ---------------------
Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects
Assistant Treasurer (2005)          of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential
                                    Investments from 1996 to 2000.

Arthur A. Jensen (1966),            Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*         President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                    Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor
                                    at Allstate Insurance Company prior to 2001.

*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.


     As of January 31, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or withal Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

  - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

  - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

  - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

  - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

  - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

  - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

  - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

  - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

  - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

  - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

  - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

  - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

  - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

  - JPMIM votes against proposals for a super-majority vote to approve a merger.

  - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

  - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

  - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com and are on the SEC's website at www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


     Vickers Stock Research Corp.                              Monthly       30 days after month end
     MorningStar Inc.                                          Monthly       30 days after month end
     Lipper, Inc.                                              Monthly       30 days after month end
     Thomson Financial                                         Monthly       30 days after month end
     Bloomberg LP                                              Monthly       30 days after month end
     JPMorgan Private Bank/JPMorgan Private Client Services    Quarterly     30 days after month-end
     Sisters of Saint Joseph of Peace Bond Fund                Quarterly     30 days after month end


     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs are available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

     The Fund's top ten holdings also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the Funds' website at www.jpmorganfunds.com.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMAM USA"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of J.P. Morgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Short Term Bond Fund II.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by the Adviser or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA), Chase, or JPMIM (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

                               FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                    8/31/03            8/31/04              8/31/05
                                PAID/               PAID/               PAID/
FUND                           ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
Short Term Bond Fund II          3,818         -     3,627         -     2,539         -

     The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 8/31/05) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Fund's last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                               FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                    8/31/03             8/31/04             8/31/05
                                PAID/               PAID/               PAID/
FUND                           ACCRUED    WAIVED   ACCRUED    WAIVED   ACCRUED    WAIVED
Bond Fund                      $ 4,554   $     -   $ 3,070    $    -   $ 2,418    $    -

Emerging Markets Debt Fund     $   412   $    (2)  $   323    $  (44)      235       (50)

Enhanced Income                    914      (399)      946      (400)      578      (288)

Global Strategic Income Fund       586      (327)      312      (199)      144      (131)

Short Term Bond Fund             2,218       (29)    2,122      (255)    1,716       (36)

     The Advisory Agreements provide that they will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.

    BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS FOR THE REAL RETURN FUND

     The Real Return Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Real Return Fund.

     As part of its review of the investment advisory arrangements for the Real Return Fund, the Board of Trustees met with the Adviser's investment staff to discuss their intentions with regard to the management of the Real Return Fund. The Adviser also provided comparative information regarding the Real Return Fund's expense ratios and those of the Real Return Fund's peer groups.

     In approving the Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services to be provided by the Adviser to the Real Return Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Real Return Fund's Board of Trustees compared the terms of the Real Return Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also considered the benefits to the Adviser and its affiliates of their relationship with the Real Return Fund. Specifically, the Board of Trustees considered the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Real Return Fund, and receive fees from the Real Return Fund for acting in such capacities.

     In addition, the Board of Trustees compared anticipated overall expense ratios (including an expense limitation agreement) for the Real Return Fund relative to its peer group. The Board of Trustees also considered the intention of the Adviser with regard to management of the Real Return Fund, including the commitment of the Adviser to provide high quality services to the Real Return Fund, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage the Real Return Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the Advisory Agreement enabled the Real Return Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of the Real Return Fund and its shareholders.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

     The following table shows information regarding all of the other accounts managed by each portfolio manager as of August 31, 2005:

                                                           NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                             COMPANIES                        VEHICLES                     OTHER ACCOUNTS
                                     NUMBER                           NUMBER                          NUMBER
                                       OF          TOTAL ASSETS         OF         TOTAL ASSETS         OF         TOTAL ASSETS
                                    ACCOUNTS        ($MILLIONS)      ACCOUNTS       ($MILLIONS)      ACCOUNTS       ($MILLIONS)
                                    --------       ------------      --------      ------------      --------      ------------
BOND FUND
Tim Neumann                                0                 0             8           8,593.0             5           1,350.0
Ronald Arons                               1           1,386.0             2             495.0            29           4,908.6

EMERGING MARKETS DEBT FUND
Jeff Grills                                1               4.0            12           1,217.8             7             881.6
Gunter Heiland                             0                 0            11           1,111.8             7             881.6

ENHANCED INCOME FUND
John Donohue                               5           1,653.3             2           7,300.0           111         20,370.42
Jarred Sherman                             5           1,653.3             2           7,300.0           111         20,370.42
David Martucci                             5           1,653.3             2           7,300.0           111         20,370.42

GLOBAL STRATEGIC INCOME FUND
Jeff Grills                                1              34.0            12           1,217.8             7             881.6

REAL RETURN FUND
Seamus Brown                               0                 0             9           1,045.0             3             260.0
Ronald Arons                               1           1,386.0             2             495.0            29           4,908.6
Chris Clasen                               0                 0             1             184.0             3             132.0

SHORT TERM BOND FUND
John Donohue                               5           1,212.3             2           7,300.0           111         20,370.42
Jarred Sherman                             5           1,212.3             2           7,300.0           111         20,370.42
David Martucci                             5           1,212.3             2           7,300.0           111         20,370.42

SHORT TERM BOND FUND II
John Donohue                               5           1,052.3             2           7,300.0           111         20,370.42
Jarred Sherman                             5           1,052.3             2           7,300.0           111         20,370.42
David Martucci                             5           1,052.3             2           7,300.0           111         20,370.42

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of August 31, 2005.

                                                            PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                       REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                                              COMPANIES                        VEHICLES                     OTHER ACCOUNTS
                                     NUMBER                           NUMBER                          NUMBER
                                       OF          TOTAL ASSETS         OF         TOTAL ASSETS         OF         TOTAL ASSETS
                                    ACCOUNTS        ($MILLIONS)      ACCOUNTS       ($MILLIONS)      ACCOUNTS       ($MILLIONS)
                                    --------       ------------      --------      ------------      --------      ------------
BOND FUND
Tim Neumann                                0                   0            0                 0             0                 0
Ronald Arons                               0                   0            0                 0             0                 0

EMERGING MARKETS
DEBT FUND
Jeff Grills                                0                   0            0                 0             0                 0
Gunter Heiland                             0                   0            0                 0             0                 0

ENHANCED INCOME FUND
John Donohue                               0                   0            0                 0             0                 0
Jarred Sherman                             0                   0            0                 0             0                 0
David Martucci                             0                   0            0                 0             0                 0

GLOBAL STRATEGIC INCOME FUND
Jeff Grills                                0                   0            0                 0             0                 0

REAL RETURN FUND
Seamus Brown                               0                   0            0                 0             0                 0
Ronald Arons                               0                   0            0                 0             0                 0
Chris Clasen                               0                   0            0                 0             0                 0

SHORT TERM BOND FUND
John Donohue                               0                   0            0                 0             0                 0
Jarred Sherman                             0                   0            0                 0             0                 0
David Martucci                             0                   0            0                 0             0                 0

SHORT TERM BOND FUND II
John Donohue                               0                   0            0                 0             0                 0
Jarred Sherman                             0                   0            0                 0             0                 0
David Martucci                             0                   0            0                 0             0                 0

                         POTENTIAL CONFLICT OF INTEREST

     The chart above shows the number, type and market value as of August 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds, and to the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth and Income Fund, and the JPMorgan Investor Growth Fund (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates are the Advisers to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

     In providing investment services to its clients, the goal of the Adviser and its affiliates is to meet their fiduciary obligations. The Adviser and its affiliates have policies and procedures designed to manage the conflicts described above. With respect to its management of the funds of funds, such as the JPMorgan SmartRetirement Funds and the Investor Funds, the Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of new issue allocation decisions and compliance with the firms' Codes of Ethics. In addition, the Adviser and its affiliates perform reviews for material performance discrepancy amongst similarly managed accounts. With respect to the allocation of investment opportunities, the Adviser and its affiliates have policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES

     THE FOLLOWING TABLE INDICATES FOR EACH FUND THE DOLLAR RANGE OF SHARES BENEFICIALLY OWNED BY EACH PORTFOLIO MANAGER, AS OF AUGUST 31, 2005.

                                                                         DOLLAR RANGE OF SHARES IN THE FUND
                                                           $1 -    $10,001-    $50,001-    $100,001-    $500,001-      OVER
FUND                           NAME              NONE    $10,000   $50,000     $100,000    $500,000    $1,000,000   $1,000,000
----                           ----              ----    -------   --------    --------    ---------   ----------   ----------
BOND FUND                      Tim Neumann                                                     X
                               Ronald Arons       X

EMERGING MARKETS DEBT FUND     Jeff Grills        X
                               Gunter Heiland     X

ENHANCED INCOME FUND           John Donohue       X
                               Jarred Sherman     X
                               David Martucci     X

GLOBAL STRATEGIC INCOME FUND   Jeff Grills        X

REAL RETURN FUND(1)            Seamus Brown                 X
                               Ronald Arons       X
                               Chris Clasen       X

SHORT TERM BOND FUND           John Donohue       X
                               Jarred Sherman     X
                               David Martucci     X

SHORT TERM BOND FUND II        John Donohue       X
                               Jarred Sherman     X
                               David Martucci     X

(1) The Real Return Fund commenced operations on September 1, 2005. Information with respect to the portfolio managers of the Real Return Fund is provided as of September 30, 2005.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.


     From September 10, 2001 to February 19, 2005, pursuant to the administration agreement between JPMMFG and the Predecessor Trusts, as the case may be, on behalf of the Short Term Bond Fund II and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Short Term Bond Fund II and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from the Short Term Bond Fund II and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Short Term Bond Fund II and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Short Term Bond Fund II and the Predecessor Funds.

     The tables below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                    8/31/03                8/31/04               8/31/05
                                PAID/                 PAID/                 PAID/
FUND                           ACCRUED     WAIVED    ACCRUED     WAIVED    ACCRUED     WAIVED
----
Bond Fund                      $ 2,277   $  (1,553)  $ 1,535    $ (1,150)  $ 1,034     $  (626)

Emerging Market Debt Fund      $    88   $     (31)  $    69    $    (41)        -           -

Enhanced Income Fund               548        (548)      568        (568)      305        (305)

Global Strategic Income Fund       195         (62)      104        (101)       41         (41)

Short Term Bond Fund             1,331      (1,298)    1,273      (1,011)      881        (811)

Short Term Bond Fund II          2,291        (549)    2,176        (597)       43         (22)

                                   DISTRIBUTOR

     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) ("JPMDS") serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Short Term Bond Fund II and the Predecessor Funds.

     The following table describes the compensation paid to the principal underwriter, JPMDS, for the period from February 19, 2005 until August 31, 2005.

                                  NET UNDERWRITING    COMPENSATION ON
                                   DISCOUNTS AND      REDEMPTIONS AND     BROKERAGE         OTHER
FUND                                COMMISSIONS         REPURCHASES      COMMISSIONS     COMPENSATION
Bond Fund                         $       5,132.49    $      4,882.30    $      9.09    $    15,925.38

Emerging Markets Debt Fund                       -                  -              -                 -

Enhanced Income Fund                             -                  -              -                 -

Global Strategic Income Fund                794.91          13,908.98           8.90         58,361.04

Real Return Fund                                 -                  -              -                 -

Short Term Bond Fund                        793.27                  -              -          4,277.76

Short Term Bond Fund II                   1,215.08                  -         135.00        868,877.16

     The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended August 31, 2005 was $7,935.75.

                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B, Class C and Class M Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders' fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets, Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets, Global Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% of average daily net assets, and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B, Class C and Class M Shares of the Funds of up to 4.00%, 1.00% and 3.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average daily net asset value of Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. For the Global Strategic Income Fund, such compensation to broker-dealers is in an amount not to exceed 0.50% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the daily net asset value excess of $1 billion. For share purchased on or before February 18, 2005, trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B or Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

     The tables below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.


                                FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                    8/31/03                8/31/04               8/31/05(1)
                                PAID/                 PAID/                 PAID/
FUND                           ACCRUED     WAIVED    ACCRUED     WAIVED    ACCRUED     WAIVED
----
Bond Fund                      $    21   $      -    $    26    $     -    $    27     $    -

                                FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                    8/31/03                8/31/04               8/31/05(1)
                                PAID/                 PAID/                 PAID/
FUND                           ACCRUED     WAIVED    ACCRUED     WAIVED    ACCRUED     WAIVED
----
Emerging Markets Debt Fund           -          -          -          -          -          -

Global Strategic Income Fund         4          -          1          -         60          -

Short Term Bond Fund                26          -         17         (2)         8          -

Short Term Bond Fund II          4,570       (129)     3,330        (67)     1,874        (10)


   (1) On February 19, 2005, JPMDS began serving as distributor to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005 through August 31, 2005.

                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan funds. JPMorgan Chase Bank is an affiliate of JPMIM.

     For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of
(a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.0090% of the first $10 billion, 0.0050% on the next $10 billion, 0.0035% on the next $10 billion and 0.0020% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

     For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.03% of the first $10 billion and 0.02% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

     For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro-rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.02% of the first $10 billion and 0.0175% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     In addition there is a $2,000 annual charge for fund accounting per share class.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.00 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund and the Short Term Bond Fund II.

                              SHAREHOLDER SERVICING

     The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement dated February 19, 2005 with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):


     Select Class, Class A, Class B and Class C            0.25%
     Institutional Class                                   0.10%
     Emerging Markets Debt Fund R Class                    0.05%
     Global Strategic Income Fund Class M                  0.30%*
     Short Term Bond Fund II Class M                       0.25%


     * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Short Term Bond Fund II and the Predecessor Funds.

     The tables below sets forth the fees paid or accrued to JPMorgan Chase Bank and to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                                                                                 FISCAL YEAR ENDED
                                     FISCAL YEAR ENDED 8/31/03    FISCAL YEAR ENDED 8/31/04          8/31/05(1)
                                        PAID/                        PAID/                       PAID/
FUND                                   ACCRUED        WAIVED        ACCRUED        WAIVED       ACCRUED      WAIVED
BOND FUND
Class A Shares                               4              (4)           6              (6)         10          (8)
Class B Shares                               6               -            6                -          5           -
Class C Shares                               -^              -            1                -          1           -
Institutional Class Shares                 645             (71)         373             (52)        281         (34)
Select Class Shares                        836              (1)         584             (15)        494          (1)
Ultra Shares***                            267            (267)         206            (206)         84         (84)

ENHANCED INCOME FUND
Institutional Class Shares                 366            (366)         378            (378)        231        (231)

GLOBAL STRATEGIC INCOME FUND
Class A Shares                               1              (1)           1              (1)          6          (1)
Class B Shares                               1              (1)           -               -           9           -
Class C Shares*                              -               -            -               -           4           -
Institutional Class Shares                 126             (25)          66             (27)         19         (19)
Select Class Shares                          9              (6)           7              (7)          5          (3)
Class M Shares**                             -               -            -               -           9           -

SHORT TERM BOND FUND
Class A Shares                              26             (22)          17             (17)          7          (5)

                                                                                                 FISCAL YEAR ENDED
                                     FISCAL YEAR ENDED 8/31/03    FISCAL YEAR ENDED 8/31/04          8/31/05(1)
                                        PAID/                        PAID/                       PAID/
FUND                                   ACCRUED        WAIVED        ACCRUED        WAIVED       ACCRUED      WAIVED
Institutional Class Shares                 739            (726)         733            (733)        564        (564)
Select Class Shares                        344              (4)         271              (1)        298           -

SHORT TERM BOND FUND II
Select Class Shares                        492            (318)       1,215            (745)      1,166        (706)
Class M Shares                           3,111               -        2,296               -       1,251           -
Class A Shares                             215             (24)         116             (78)        122         (97)

EMERGING MARKETS DEBT FUND
Select Class Shares                  $     147      $     (127)   $     115      $       (93)        84        (84)
R Class Shares****                           -               -            -               -           -          -


(1) On February 19, 2005, JPMDS began serving as shareholder servicing agent to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005 through August 31, 2005.
^    Amount rounds to less than one thousand.
* Effective September 12, 2003, Class B Shares of the Global Strategic Income Fund merged into Class A Shares and Class B Shares were closed. Effective February 18, 2005, Class B Shares were again offered for sale.
**   These shares were launched February 18, 2005.
*** Currently, Ultra Shares do not pay shareholder servicing fees. For the period prior to February 19, 2005, Ultra Shares paid JPMorgan Chase a shareholder servicing fee equal to .05% of the average daily net assets.

**** As of August 31, 2005, R Class Shares had not commenced operations.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge ("CDSC").

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended August 31, 2005, JPMIM and JPMDS paid approximately $81,496 million for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A Shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                                  TRUST COUNSEL

     The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trusts.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     If an investor redeems Class C Shares, then uses the money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

     Class B Shares of the Funds automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the Prospectuses has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

     Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective trust fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

     This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.


     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distribution and Tax Matters" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands). The Real Return Fund had not commenced operations as of the end of the Funds' last fiscal year; therefore, there is no information in the table for the Real Return Fund.

                                    FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                         8/31/03              8/31/04            8/31/05
                                    ---------------------------------------------------------
BOND FUND
Total Brokerage Commissions              $   270              $   256            $   634
Brokerage Commissions to
Affiliated Broker Dealers                     10                    0                  0

ENHANCED INCOME FUND
Total Brokerage Commissions                  129                   68                 22
Brokerage Commissions to
Affiliated Broker Dealers                      -                    0                  0

GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                   32                   13                  8
Brokerage Commissions to
Affiliated Broker Dealers                      -                    0                  0

SHORT TERM BOND FUND
Total Brokerage Commissions                  357                  248                192
Brokerage Commissions to
Affiliated Broker Dealers                     60                    0                 83

SHORT TERM BOND FUND II
Total Brokerage Commissions                  669                  356                210
Brokerage Commissions to
Affiliated Broker Dealers                      -                  236                  0

EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                    1                    3                  4
Brokerage Commissions to
Affiliated Broker Dealers                      -                    0                  0

SECURITIES OF REGULAR BROKER-DEALERS

     As of August 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

                                                                             VALUE OF SECURITIES
FUND                                NAME OF BROKER-DEALER                       OWNED (000'S)
----                                ---------------------                       -------------
BOND FUND                           Citigroup Global Markets Inc.                          5,470
                                    Credit Suisse First Boston LLC                         7,390
                                    Bear Stearns & Co. Inc                                 3,938
                                    Goldman Sachs and Company                             11,220
                                    Merrill Lynch & Co. Inc.                               1,905
                                    HSBC Securities Inc.                                   5,837
                                    Royal Bank of Scotland Group                           4,362
                                    UBS Financial Services Inc.                            6,144
                                    Deutsche Bank  AG                                        939

EMERGING MARKETS DEBT FUND          Citigroup Global Markets Inc.                            744
                                    Deutsche Bank  AG                                        295

ENHANCED INCOME FUND                Lehman Brothers Inc.                                   2,907
                                    Bear Stearns & Co. Inc                                   350
                                    Citigroup Global Markets Inc.                         10,070
                                    UBS Financial Services Inc.                            1,421
                                    Deutsche Bank AG                                       4,599
                                    HSBC Securities Inc.                                   3,108
                                    Goldman Sachs                                          2,841

GLOBAL STRATEGIC INCOME FUND        Citigroup Global Markets Inc.                             15
                                    Bear Stearns & Co. Inc                                    25
                                    Credit Suisse First Boston LLC                           173
                                    Greenwich Capital Markets, Inc.                          125
                                    UBS Financial Services Inc.                               66
                                    HSBC Securities Inc.                                     163
                                    Royal Bank of Scotland Group                              94

SHORT TERM BOND FUND                Royal Bank of Scotland Group                           7,345
                                    Citigroup Global Markets Inc.                         17,132
                                    ABN AMRO Inc.                                          1,393
                                    Banc of America Securities LLC                         4,142
                                    Credit Suisse First Boston LLC                         3,678
                                    Greenwich Capital Markets, Inc.                        4,074
                                    UBS Financial Services Inc.                           25,983
                                    Deutsche Bank AG                                      12,894
                                    HSBC Securities Inc.                                   2,408
                                    Goldman Sachs                                          5,584

SHORT TERM BOND FUND II             Citigroup                                             21,007
                                    Bank of America                                        6,686
                                    Credit Suisse                                          6,163
                                    Greenwich Capital                                      5,862
                                    UBS                                                   39,535
                                    Deutsche Bank  AG                                     19,760
                                    Royal Bank of Scotland                                12,378
                                    ABN                                                    2,173
                                    Goldman Sachs                                          9,357


     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

     Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST

     JPMMFG is organized as a Massachusetts business trust and Short Term Bond Fund II is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFG are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and By-laws of JPMMFG are designed to make JPMMFG similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFG in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFG's Declaration of Trust provides that JPMMFG will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG, unless, as to liability to JPMMFG or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFG shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Short Term Bond Fund II) represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of a Fund available for

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distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMMFG. JPMMFG is an open-end, management investment company organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net

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assets of the Fund available for distribution to such shareholders. See
"Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFG's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFG; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share

                                       74
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purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     The Funds generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to meet all the requirements that are necessary for it to qualify as a regulated investment company under Subchapter M of the Code and to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Funds must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified partially traded partnerships" as the term is defined in the Code.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Some portion of such distributions would generally be taxable to shareholders as qualified dividend income in the case of shareholders who are individuals, as discussed below, and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

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

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a Fund if the Fund fails to distribute in each calendar year at least an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Funds intend to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund's book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     Certain debt securities purchased by the Funds are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its Shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager would not otherwise have chosen to sell such securities and may result in a taxable gain or loss.

     The Real Return Fund will invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. Therefore, the Real Return Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds may invest in real estate investment trusts ("REITs"). Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will generally not constitute qualified dividend income.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends

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

received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

     EXEMPT-INTEREST DIVIDENDS. The Funds do not expect to qualify to pay exempt-interest dividends to their respective shareholders, which requires, among other things, that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders would not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund but may be liable for federal and state alternative minimum tax and may be subject to state and local taxes.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. The Funds anticipate distributing substantially all of their net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the dividend-paying shares in its portfolio and the shareholder must meet holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. It is not expected that a significant portion of distributions by the Funds will constitute qualified dividend income.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

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     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. The Funds will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of

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interest or dividend income properly or (3) who has failed to certify to the
Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended August 31, 2005 (amounts in thousands):

                                     AMOUNT      EXPIRATION DATE
   ENHANCED INCOME FUND              $   1,180   August 31, 2010
                                           792   August 31, 2011
                                         3,941   August 31, 2012
                                           526   August 31, 2013
   GLOBAL STRATEGIC INCOME FUND            570   August 31, 2006
                                         4,926   August 31, 2007
                                         7,690*  August 31, 2008
                                         5,237*  August 31, 2009
                                         8,446*  August 31, 2010

   SHORT TERM BOND FUND                  1,803   August 31, 2012
                                         1,217   August 31, 2013

   SHORT TERM BOND FUND II               1,675   August 31, 2012
                                           656   August 31, 2013

     *The above capital loss carryover includes $383 (amount in thousands) of losses acquired from JPMorgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of March 31, 2006, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:


     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund or the Short Term Bond Fund II may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The financial statements of the Trusts are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended August 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which
               possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

  CORPORATE AND MUNICIPAL BOND RATINGS

  INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

  SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.                               Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

  LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

  INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

  INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

  BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS
MOODY'S

  INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.


  SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

  INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.


     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.


DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of D regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

  SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is
               afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample
               although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow
               protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b         Lacks the characteristics of a desirable investment.
          Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

  PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                               FEBRUARY 28, 2006,

                                 AS SUPPLEMENTED
                                   MAY 5, 2006


                           JPMORGAN TRUST I ("TRUST")

                 JPMorgan Asia Equity Fund ("Asia Equity Fund")
     JPMorgan Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
        JPMorgan International Equity Fund ("International Equity Fund") JPMorgan International Growth Fund ("International Growth Fund")
 JPMorgan International Opportunities Fund ("International Opportunities Fund") JPMorgan International Small Cap Equity Fund ("International Small Cap
                                  Equity Fund")
         JPMorgan International Value Fund ("International Value Fund")
           JPMorgan Intrepid European Fund ("Intrepid European Fund")
      JPMorgan Intrepid International Fund ("Intrepid International Fund")
                       JPMorgan Japan Fund ("Japan Fund")


                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectus dated May 5, 2006 for the R Class Shares of the International Equity Fund and the prospectuses for the remaining classes of all the Funds dated February 28, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2005 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


    For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                      SAI-INTEQ-

                                TABLE OF CONTENTS

GENERAL                                                               1
INVESTMENT STRATEGIES AND POLICIES                                    3
INVESTMENT RESTRICTIONS                                               21
MANAGEMENT OF THE TRUST                                               24
CODES OF ETHICS                                                       33
PROXY VOTING PROCEDURES AND GUIDELINES                                34
PORTFOLIO HOLDINGS DISCLOSURE                                         36
INVESTMENT ADVISER AND SUB-ADVISERS                                   37
ADMINISTRATOR                                                         44
DISTRIBUTOR                                                           45
DISTRIBUTION PLAN                                                     46
CUSTODIAN                                                             50
SECURITIES LENDING AGENT                                              49
TRANSFER AGENT                                                        49
SHAREHOLDER SERVICING                                                 50
EXPENSES                                                              52
FINANCIAL INTERMEDIARIES                                              53
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                         53
TRUST COUNSEL                                                         56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                         54
PURCHASES, REDEMPTIONS AND EXCHANGES                                  54
DIVIDENDS AND DISTRIBUTIONS                                           57
NET ASSET VALUE                                                       57
PORTFOLIO TRANSACTIONS                                                58
DELAWARE TRUST                                                        62
DESCRIPTION OF SHARES                                                 62
DISTRIBUTIONS AND TAX MATTERS                                         63
ADDITIONAL INFORMATION                                                69
FINANCIAL STATEMENTS                                                  70
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                            71

                                     GENERAL

THE TRUST AND THE FUNDS

     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                      JPMorgan Emerging Markets Equity Fund
                    JPMorgan International Opportunities Fund
                        JPMorgan International Value Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                            JPMorgan Asia Equity Fund
                         JPMorgan Intrepid European Fund
                       JPMorgan International Growth Fund
                  JPMorgan International Small Cap Equity Fund
                      JPMorgan Intrepid International Fund
                               JPMorgan Japan Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                       JPMorgan International Equity Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMIF. Prior to February 19, 2005, the Emerging Markets Equity, International Opportunities and International Value Funds were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on November 4, 1992.

     JPMMFG. Prior to February 19, 2005, the Asia Equity, European, Intrepid International, International Growth, International Small Cap Equity and Japan Funds were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 11, 1987.

     JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

     After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of

JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


 Asia Equity Fund                                       Select, Institutional, Class A, Class B and Class C
 Emerging Markets Equity Fund                           Select, Institutional, Class A, Class B and Class C
 Intrepid European Fund                                 Select, Institutional, Class A, Class B and Class C
 International Equity Fund                              Select, Institutional, Class A, Class B, Class C and R Class
 International Growth Fund                              Select, Institutional, Class A, Class B and Class C
 International Opportunities Fund                       Select, Institutional, Class A, Class B and Class C
 International Small Cap Equity Fund                    Select, Institutional, Class A, Class B and Class C
 International Value Fund                               Select, Institutional, Class A, Class B and Class C
 Intrepid International Fund                            Select, Institutional, Class A and Class C
 Japan Fund                                             Select, Class A, Class B and Class C


     Currently, each Fund offers the following classes of shares:


 Asia Equity Fund                                       Select, Institutional and Class A
 Emerging Markets Equity Fund                           Select, Institutional, Class A, Class B and Class C
 Intrepid European Fund                                 Select, Institutional, Class A, Class B and Class C
 International Equity Fund                              Select, Class A, Class B, Class C and R Class
 International Growth Fund                              Class A and Class B
 International Opportunities Fund                       Select, Institutional, Class A and Class B
 International Value Fund                               Select, Institutional, Class A and Class B
 Intrepid International Fund                            Select, Class A and Class C
 Japan Fund                                             Select, Class A, Class B and Class C


     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees:

 NEW NAME                                               FORMER NAME
 JPMorgan Asia Equity Fund                              JPMorgan Fleming Asia Equity Fund
 JPMorgan Emerging Markets Equity Fund                  JPMorgan Fleming Emerging Markets Equity Fund
 JPMorgan International Equity Fund                     JPMorgan Fleming International Equity Fund
 JPMorgan International Growth Fund                     JPMorgan Fleming International Growth Fund
 JPMorgan International Opportunities Fund              JPMorgan Fleming International Opportunities Fund
 JPMorgan International Small Cap Equity Fund           JPMorgan Fleming International Small Cap Equity Fund
 JPMorgan International Value Fund                      JPMorgan Fleming International Value Fund
 JPMorgan Intrepid European Fund                        JPMorgan Fleming Intrepid European Fund
 JPMorgan Japan Fund                                    JPMorgan Fleming Japan Fund

     Effective December 15, 2005, the JPMorgan Tax Aware International Opportunities Fund was renamed JPMorgan Intrepid International Fund with the approval of the Board of Trustees. Prior to February 19, 2005, this Fund was named the JPMorgan Fleming Tax Aware International Opportunities Fund.

     Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.

     Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

     Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund" and, together with the Funds, the "JPMorgan Funds"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" the "Sub-Adviser,").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. With the exception of the Intrepid International Fund, the Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

     The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

     All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets.

     The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund, Intrepid International Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. The Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     MORTGAGE-BACKED SECURITIES. With the exception of the Asia Equity Fund, International Growth Fund, European Fund, Intrepid International Fund and Japan Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the

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Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley

Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds do maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

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     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Asia Equity Fund, International Growth Fund, European Fund and Japan Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     SECURITIES ISSUED IN CONNECTION WITH REORGANIZATIONS AND CORPORATE RESTRUCTURING. The Funds may invest in high yield securities. See "Diversification and Quality Requirements - Below Investment Grade Debt." In addition, debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even though they do not ordinarily invest in such securities.

     FORWARD COMMITMENTS. The International Growth, Japan, Asia Equity, European, and International Equity Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     REAL ESTATE INVESTMENT TRUSTS. The International Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund, are registered as non-diversified investment companies. A Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. The Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

     The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." The Code imposes diversification requirements on the Funds that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

          POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to provide inflation protection, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                          TEMPORARY DEFENSIVE POSITIONS

          To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                         10/31/04            10/31/05
                                         --------            --------
Asia Equity Fund                            175%                78%
Emerging Markets Equity Fund                118%               149%
International Equity Fund                    24%                22%
International Growth Fund                    47%                37%
International Opportunities                  98%                58%
International Value Fund                    108%                76%
Intrepid European Fund*                     440%               281%
Intrepid International Fund                  93%                56%
Japan Fund**                                221%               164%

* The portfolio turnover rate was a result of the region's market activity.
** The portfolio turnover rate was affected by profit-taking and reinvesting the funds in new investments.

                            INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. In addition, the Asia Equity Fund, Emerging Markets Equity Fund, International Equity Fund, European Fund, International Small Cap Equity Fund and Japan

Fund each have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

     Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) The International Value Fund, Emerging Markets Equity Fund, Intrepid International Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";

(2) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) The Funds may not borrow money, except to the extent permitted by applicable law;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) (except for the Intrepid International Fund) make direct investments in mortgages;

     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) (a) The International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, Intrepid International Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

     (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

     For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval.

(1) Each Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) Each Fund may not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) Each of the Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(6) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies; and

(8) Each of the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             MANAGEMENT OF THE TRUST

     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                        NUMBER OF PORTFOLIOS
     NAME (YEAR OF BIRTH);                                                IN FUND COMPLEX
       POSITIONS WITH                   PRINCIPAL OCCUPATIONS               OVERSEEN BY            OTHER DIRECTORSHIPS HELD
         THE FUNDS                       DURING PAST 5 YEARS                 TRUSTEE(1)             OUTSIDE FUND COMPLEX
         ---------                       -------------------                 ----------             --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            CFO and Consultant, Eduneering, Inc.          118              None.
(1941); Trustee of Trust        (internet business education supplier)
since 2005; Trustee of          2000-2001; Retired; Vice President &
                                Treasurer of Ingersoll-Rand Company
                                (manufacturerof

                                                                        NUMBER OF PORTFOLIOS
     NAME (YEAR OF BIRTH);                                                IN FUND COMPLEX
       POSITIONS WITH                   PRINCIPAL OCCUPATIONS               OVERSEEN BY            OTHER DIRECTORSHIPS HELD
         THE FUNDS                       DURING PAST 5 YEARS                 TRUSTEE(1)             OUTSIDE FUND COMPLEX
         ---------                       -------------------                 ----------             --------------------
heritage JPMorgan Funds         industrial equipment) (1972-2000).
since 1987.

ROLAND R. EPPLEY, JR.           Retired; President & Chief Executive            118           None
(1932); Trustee of Trust        Officer, Eastern States Bankcard
since 2005; Trustee of          (1971-1988).
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                    President and Chief Executive Officer           117*          Director, Cardinal Health, Inc.
(1947); Trustee of Trust        of Gardner, Inc. (wholesale                                   (CAH) (1994-present); Chairman, The
since 2005; Trustee of          distributor to outdoor power equipment                        Columbus Association for the
heritage One Group Mutual       industry) (1979-present).                                     Performing Arts (CAPA)
Funds since 1998.                                                                             (2003-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City University of            118           Director, Albert Einstein School of
(1941); Trustee of Trust        New York (1999-present); President,                           Medicine (1998-present); Director,
since 2005; Trustee of          Adelphi University (New York)                                 New Plan Excel Realty Trust, Inc.
heritage JPMorgan Funds         (1998-1999).                                                  (real estate investment trust)
since 2003.                                                                                   (2000-present); Director, Lincoln
                                                                                              Center Institute for the Arts in
                                                                                              Education (1999-present).

ROBERT J. HIGGINS (1945);       Retired; Director of Administration of          118           None.
Trustee of Trust since 2005;    the State of Rhode Island (2003-2004);
Trustee of heritage JPMorgan    President - Consumer Banking and
Funds since 2002.               Investment Services, Fleet Boston
                                Financial (1971-2001).

PETER C. MARSHALL               Self-employed business consultant               117*          None.
(1942); Trustee of Trust        (2002-present); Senior Vice President,
since 2005; Trustee of          W.D. Hoard, Inc. (corporate parent of
heritage One Group Mutual       DCI Marketing, Inc.) (2000-2002);
Funds since 1994.               President, DCI Marketing, Inc.
                                (1992-2000).

MARILYN MCCOY                   Vice President of Administration and            117*          Trustee, Mather LifeWays
(1948); Trustee of Trust        Planning, Northwestern University                             (1994-present); Trustee, Carleton
since 2005; Trustee of          (1985-present).                                               College (2003-present).
heritage One Group Mutual
Funds since 1999.

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus                      118           Director, Radio Shack Corporation
(1937); Trustee of Trust        (2001-2002), and Chairman and Chief                           (electronics) (1987-present);
since 2005; Trustee of          Executive Officer, Boston Stock                               Director of The National Football
heritage JPMorgan Funds         Exchange (1985- 2001).                                        Foundation and College Hall of Fame
since 2003.                                                                                   (1994-present); Trustee, Stratton
                                                                                              Mountain School (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College                     117*          Director, American University in
Trustee of Trust  since         (2002-present); President, Kenyon                             Cairo.
2005; Trustee of heritage       College (1995-2002).
One Group Mutual Funds since
1997.

                                                                        NUMBER OF PORTFOLIOS
     NAME (YEAR OF BIRTH);                                                IN FUND COMPLEX
       POSITIONS WITH                   PRINCIPAL OCCUPATIONS               OVERSEEN BY            OTHER DIRECTORSHIPS HELD
         THE FUNDS                       DURING PAST 5 YEARS                 TRUSTEE(1)             OUTSIDE FUND COMPLEX
         ---------                       -------------------                 ----------             --------------------
FERGUS REID, III                Chairman of Lumelite Corporation                118           Trustee, Morgan Stanley Funds (198
(1932); Trustee of Trust        (plastics manufacturing)                                      portfolios) (1995-present).
(Chairman) since 2005;          (2003-present); Chairman and Chief
Trustee (Chairman) of           Executive Officer of Lumelite
heritage JPMorgan Funds         Corporation (1985-2002).
since 1987.

FREDERICK W. RUEBECK            Advisor, Jerome P. Green & Associates,          117*          Director, AMS Group (2001-present);
(1939); Trustee of Trust        LLC (broker-dealer) (2002-present);                           Trustee, Wabash College
since 2005; Trustee of          Chief Investment Officer, Wabash                              (1988-present); Chairman,
heritage One Group Mutual       College (2004-present); self-employed                         Indianapolis Symphony Orchestra
Funds since 1990.               consultant (January 2000 to present);                         Foundation (1994-present).
                                Director of Investments, Eli Lilly and
                                Company (1988-1999).

JAMES J. SCHONBACHLER           Retired; Managing Director of Bankers           118           None.
(1943); Trustee of Trust        Trust Company (financial services)
since 2005; Trustee of          (1968-1998).
heritage JPMorgan Funds
since 2001.

INTERESTED TRUSTEE              Retired; Chief Executive Officer of             118           Director, Glenview Trust Company,
LEONARD M. SPALDING, JR.**      Chase Mutual Funds (investment                                LLC (2001 - present); Trustee, St.
(1935); Trustee of Trust        company) (1989-1998); President &                             Catherine College (1998- present);
since 2005; Trustee of          Chief Executive Officer of Vista                              Trustee, Bellarmine University
heritage JPMorgan Funds         Capital Management (investment                                (2000 - present); Director,
since 1998.                     management) (1990-1998); Chief                                Springfield-Washington County
                                Investment Executive of Chase                                 Economic Development Authority
                                Manhattan Private Bank (investment                            (1997 - present); Trustee, Marion and
                                management) (1990-1998).                                      Washington County, Kentucky Airport
                                                                                              Board (1998 - present); Trustee,
                                                                                              Catholic Education Foundation
                                                                                              (2005 - present).


 (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).

 * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore currently oversees eight registered investment companies (117 funds).

 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

 Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent registered public accounting firm; (ii) evaluate the independence of the Funds' independent registered public accounting firm; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005 and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or predecessor Audit Committee met six times during the fiscal year ended October 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended October 31, 2005.


     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee, and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.


     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met four times during the fiscal year ended October 31, 2005.


OWNERSHIP OF SECURITIES


     As of December 31, 2005, each Trustee beneficially owned shares of certain Funds of the Trust in the amounts shown below:

                               OWNERSHIP OF      OWNERSHIP OF        OWNERSHIP OF          OWNERSHIP OF
                               INTERNATIONAL   EMERGING MARKETS     INTERNATIONAL      INTERNATIONAL GROWTH
      NAME OF TRUSTEE           VALUE FUND        EQUITY FUND     OPPORTUNITIES FUND           FUND
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 -                 -                  -                     -
Roland R. Eppley, Jr.                -                 -                  -                     -
John F. Finn                         -                 -                  -                     -
Dr. Matthew Goldstein                -                 -                  -                     -
Robert J. Higgins                    -                 -                  -                     -
Peter C. Marshall                    -                 -                  -                     -
Marilyn McCoy                        -                 -                  -                     -
William G. Morton, Jr.               -                 -                  -                     -
Robert A. Oden, Jr.                  -                 -                  -                     -
Fergus Reid, III                     -                 -                  -                     -
Frederick W. Ruebeck                 -                 -                  -                     -
James J. Schonbachler                -                 -                  -                     -
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             -                 -                  -                     -

                                 OWNERSHIP                                                OWNERSHIP OF
                                 OF JAPAN        OWNERSHIP OF      OWNERSHIP OF ASIA   INTERNATIONAL SMALL
      NAME OF TRUSTEE              FUND          EUROPEAN FUND        EQUITY FUND        CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 -                 -                  -                     -
Roland R. Eppley, Jr.                -                 -                  -                     -
John F. Finn                         -                 -                  -                     -
Dr. Matthew Goldstein                -                 -                  -                     -
Robert J. Higgins                    -                 -                  -                     -
Peter C. Marshall                    -                 -                  -                     -
Marilyn McCoy                        -                 -                  -                     -
William G. Morton, Jr.               -                 -                  -                     -
Robert A. Oden, Jr.                  -                 -                  -                     -
Fergus Reid, III                     -                 -                  -                     -
Frederick W. Ruebeck                 -                 -                  -                     -
James J. Schonbachler                -                 -                  -                     -
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             -                 -                  -                     -

                                 OWNERSHIP       OWNERSHIP OF           AGGREGATE DOLLAR RANGE OF EQUITY
                                     OF            INTREPID          SECURITIES IN ALL REGISTERED INVESTMENT
                               INTERNATIONAL     INTERNATIONAL       COMPANIES OVERSEEN BY THE TRUSTEE IN THE
NAME OF TRUSTEE                 EQUITY FUND          FUND              FAMILY OF INVESTMENT COMPANIES(1)(2)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 -                 -                         Over $100,000
Roland R. Eppley, Jr.                -                 -                         Over $100,000
John F. Finn(2)                      -                 -                         Over $100,000
Dr. Matthew Goldstein                -                 -                       $50,001 - $100,000
Robert J. Higgins                    -                 -                         Over $100,000
Peter C. Marshall(2)                 -                 -                         Over $100,000
Marilyn McCoy(2)                     -                 -                         Over $100,000
William G. Morton, Jr.               -                 -                         Over $100,000
Robert A. Oden, Jr. (2)              -                 -                         Over $100,000
Fergus Reid, III                     -                 -                         Over $100,000
Frederick W. Ruebeck(2)              -                 -                         Over $100,000
James J. Schonbachler                -                 -                       $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             -                 -                         Over $100,000

 (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).

 (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2005. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2005

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

TRUSTEE COMPENSATION

     Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman $40,000.

     Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the One Group Mutual Funds an annual fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

     After the two fund groups merged on February 19, 2005 and became the "JPMorgan Funds," the Funds paid each Trustee of the combined Board an annual fee of $122,000 and reimbursed each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds paid the Chairman $130,000 and the Vice Chairman $41,000. The Chairman and Vice Chairman received no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who were not already receiving an additional fee were each paid $40,000 and $20,000, respectively. The Funds bore expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     As of July 1, 2005, the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                                       EMERGING MARKET   INTREPID EUROPEAN   INTERNATIONAL
NAME OF TRUSTEE                     ASIA EQUITY FUND     EQUITY FUND           FUND           EQUITY FUND
---------------                   --------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                $             54   $           155   $             149   $       2,685
Roland R. Eppley, Jr.                             42               119                 115           2,069
John F. Finn                                      38               108                 102           2,179
Dr. Matthew Goldstein                             48               136                 131           2,362
Robert J. Higgins                                 48               136                 131           2,362
Peter C. Marshall                                 50               144                 134           2,837
Marilyn McCoy                                     46               133                 124           2,575
William G. Morton, Jr.                            42               119                 115           2,067
Robert A. Oden, Jr.                               37               105                  98           2,097
Fergus Reid, III                                  82               232                 226           4,050
Frederick W. Ruebeck                              42               121                 113           2,368
James J. Schonbachler                             42               119                 115           2,067
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                          54               155                 149           2,685

                                INTERNATIONAL GROWTH   INTERNATIONAL VALUE      INTERNATIONAL
NAME OF TRUSTEE                         FUND                    FUND         OPPORTUNITIES FUND   JAPAN FUND
---------------               --------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            $                  5   $                78   $              193   $      106
Roland R. Eppley, Jr.                              4                    60                  148           81
John F. Finn                                       3                    54                  123           75
Dr. Matthew Goldstein                              4                    69                  168           93
Robert J. Higgins                                  4                    69                  168           93
Peter C. Marshall                                  4                    71                  159           99
Marilyn McCoy                                      4                    66                  147           92
William G. Morton, Jr.                             4                    60                  148           81
Robert A. Oden, Jr.                                3                    53                  117           73
Fergus Reid, III                                   8                   119                  291          159
Frederick W. Ruebeck                               4                    60                  135           84
James J. Schonbachler                              4                    60                  148           81
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                           5                    78                  193          106

                                                     TOTAL
                                                 COMPENSATION
                                                PAID FROM FUND
NAME OF TRUSTEE                                   COMPLEX (1)
---------------
INDEPENDENT TRUSTEES
William J. Armstrong                    143   $           204,417
Roland R. Eppley, Jr.                   110               157,417
John F. Finn                             93                     0^
Dr. Matthew Goldstein                   124               179,833
Robert J. Higgins                       124               179,833
Peter C. Marshall                       120               229,333
Marilyn McCoy                           111                     0^^
William G. Morton, Jr.                  110               157,417
Robert A. Oden, Jr.                      89               137,250^^^
Fergus Reid, III                        216               309,000
Frederick W. Ruebeck                    102               190,500
James J. Schonbachler                   110               157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                143               204,417

^    Does not include $176,250 of Deferred Compensation.

^^   Does not include $207,083 of Deferred Compensation.

^^^  Does not include $32,500 of Deferred Compensation.

     (1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes nine registered investment companies (118 funds).

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

          Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

          The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Fund's executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
George C.W. Gatch (1962),           Managing Director of JPMorgan Investment Management Inc.; Director and President,
President (2005)                    JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.
                                    Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of
                                    JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),             Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan
Senior Vice President (2005)*       Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One
                                    Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer,
                                    JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and
                                    Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),         Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan
Vice President and Chief            Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice
Administrative Officer (2005)       President of Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),         Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund
Treasurer (2005)*                   Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative
                                    Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly
                                    Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),         Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and Chief     Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of
Compliance Officer (2005)           positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),           Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)       Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance
                                    Executive supporting all JPMorgan Treasury Services business units from July 2000 to
                                    2004.

NAME (YEAR OF BIRTH), POSITIONS                                    PRINCIPAL OCCUPATIONS
HELD WITH THE FUNDS (SINCE)                                         DURING PAST 5 YEARS
---------------------------                                         -------------------
Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice
Secretary (2005)                    President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to
                                    2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005;
                                    Assistant General Counsel and Associate General Counsel and Vice President, Gartmore
                                    Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005;
Assistant Secretary (2005)*         Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co.
                                    (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),             Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*         Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds
                                    Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior
                                    Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One
                                    Group Dealer Services, Inc.).

Ellen W. O'Brien (1957),            Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky
Assistant Secretary (2005)**        registration. Ms. O'Brien has served in this capacity since joining the firm in
                                    1991.

Suzanne E. Cioffi (1967),           Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund
Assistant Treasurer (2005)          financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),        Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects
Assistant Treasurer (2005)          of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential
                                    Investments from 1996 to 2000.

Arthur A. Jensen (1966),            Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*         President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                    Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor
                                    at Allstate Insurance Company prior to 2001.

*  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
   43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston
   MA 02108.

     As of February 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the

Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General

          Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds' website at www.jpmorganfunds.com. and on the SEC website at www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Vickers Stock Research Corp.                            Monthly     30 days after month end
     MorningStar Inc.                                        Monthly     30 days after month end
     Lipper, Inc.                                            Monthly     30 days after month end
     Thomson Financial                                       Monthly     30 days after month end
     Bloomberg LP                                            Monthly     30 days after month end

     Casey, Quirk & Associates                               Monthly     30 days after month end
     JPMorgan   Private  Bank  /  JPMorgan  Private          Quarterly   30 days after month end
     Client Services
     Vestek                                                  Monthly     30 days after month end
     Fidelity Investments Strategic Advisers, Inc.           Monthly     30 days after month end
     Sisters of Saint Joseph of Peace                        Quarterly   30 days after month end

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds' top ten holdings, top five holdings not contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other statistical information related to the funds may be found on the Funds' website at www.jpmorganfunds.com.

                       INVESTMENT ADVISER AND SUB-ADVISERS

     Pursuant to the Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its constituent Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds, except for the Asia Equity Fund. The day-to-day management for the Asia Equity Fund is done by its Sub-Adviser. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. (formerly J.P. Morgan Fleming Asset Management Holdings, Inc.)., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan

Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian", "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.

     On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.

     JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly owned by JPMAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.

     Pursuant to the terms of the Advisory Agreement and the sub-advisory agreement, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the

Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets, as described in the Prospectuses

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

                                       FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                           10/31/03                  10/31/04                 10/31/05
                                    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED   PAID/ACCRUED    WAIVED
Asia Equity Fund                    $        284  $    (267)  $        449  $    (231) $        466  $    (195)
Emerging Markets Equity Fund                 683       (227)           747       (126)        1,319        (39)
Intrepid European Fund                       377       (293)           626       (189)          876       (105)
International Equity Fund                  5,019     (1,231)        10,548     (2,131)       19,314       (937)
International Growth Fund*                    34        (34)            43        (43)           41        (33)
International Value Fund                     246       (118)           270       (112)          417        (34)
Japan Fund                                    15        (15)           211        (49)          804          -
International Opportunities Fund            1207        (43)         1,088        (50)        1,101          -
Intrepid International Fund         $      1,143       (227)  $      1,234       (114) $      1,182        (90)

* The Fund changed its fiscal year end from 11/30 to 10/31.

     As compensation for the services rendered and related expenses borne by the Sub-Adviser, under the sub-advisory agreement, JPMIM has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser. Until December 15, 2005 JPMIM paid this fee to J.P. Morgan Fleming Asset Management (London) Limited for each of the International Growth Fund, Japan Fund, European Fund and International Equity Fund in return for its serving as sub-advisor to those Funds.

     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                   PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

     The following tables show information regarding other accounts managed by portfolio managers of the Funds listed in this SAI as of October 31, 2005 (amounts in thousands):

                                                       NON-PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                       ------------------------------------------------------------------------------
                                         REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                              COMPANIES                   VEHICLES                OTHER ACCOUNTS
                                       ------------------------------------------------------------------------------
                                       NUMBER         TOTAL        NUMBER        TOTAL        NUMBER         TOTAL
                                          OF          ASSETS         OF          ASSETS         OF          ASSETS
                                       ACCOUNTS    ($MILLIONS)    ACCOUNTS     ($MILLIONS)   ACCOUNTS     ($MILLIONS)
---------------------------------------------------------------------------------------------------------------------
ASIA EQUITY FUND
Michael A.K. Koh

Andrew Swan
Joshua Tay

EMERGING MARKETS EQUITY FUND
Austin Forey
GREGORY A. MATTIKO
ASHRAF EL ANSARY

INTREPID EUROPEAN FUND
AJAY GAMBHIR
JOHN BAKER

INTERNATIONAL EQUITY FUND
James Fisher
Thomas Murray

INTERNATIONAL GROWTH FUND
Andrew Orchard
Shane Duffy

INTERNATIONAL OPPORTUNITIES FUND
Jeroen Huysinga
Nigel F. Emmett
Pavlos M. Alexandrakis

INTERNATIONAL SMALL CAP EQUITY
Howard Williams
Sandeep Bhargava

INTERNATIONAL VALUE FUND
Nigel F. Emmett
Gerd Woort-Menker
Pavlos M. Alexandrakis

INTREPID INTERNATIONAL FUND
Jeroen Huysinga
Nigel F. Emmett
Pavlos M. Alexandrakis

JAPAN FUND
Stuart Cox
Stephen Mitchell

                                                          PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                                       ------------------------------------------------------------------------------
                                         REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                              COMPANIES                   VEHICLES                OTHER ACCOUNTS
                                       ------------------------------------------------------------------------------
                                        NUMBER       TOTAL         NUMBER        TOTAL       NUMBER         TOTAL
                                          OF         ASSETS          OF          ASSETS         OF          ASSETS
                                       ACCOUNTS    ($MILLIONS)    ACCOUNTS     ($MILLIONS)   ACCOUNTS     ($MILLIONS)
---------------------------------------------------------------------------------------------------------------------
ASIA EQUITY FUND

Michael A.K. Koh
Andrew Swan
Joshua Tay

EMERGING MARKETS EQUITY FUND
AUSTIN FOREY
Gregory A. Mattiko
Ashraf El Ansary

INTREPID EUROPEAN FUND
Ajay Gambhir
JOHN BAKER

INTERNATIONAL EQUITY FUND
James Fisher
Thomas Murray

INTERNATIONAL GROWTH FUND
Andrew Orchard
Shane Duffy

INTERNATIONAL OPPORTUNITIES FUND
Jeroen Huysinga
Nigel F. Emmett
Pavlos M. Alexandrakis

INTERNATIONAL SMALL CAP EQUITY
Howard Williams
Sandeep Bhargava

INTERNATIONAL VALUE FUND
Nigel F. Emmett
Gerd Woort-Menker
Pavlos M. Alexandrakis

INTREPID INTERNATIONAL FUND
Jeroen Huysinga
Nigel F. Emmett
Pavlos M. Alexandrakis

JAPAN FUND
Stuart Cox
Stephen Mitchell

                         POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of October 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds, and to the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth and Income Fund, and the JPMorgan Investor Growth Fund (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates are the Advisers to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

     In providing investment services to its clients, the goal of the Adviser and its affiliates is to meet their fiduciary obligations. The Adviser and its affiliates have policies and procedures designed to manage the conflicts described above. With respect to its management of the funds of funds, such as the JPMorgan SmartRetirement Funds and the Investor Funds, the Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of new issue allocation decisions and compliance with the firms' Codes of Ethics. In addition, the Adviser and its affiliates perform reviews for material performance discrepancy amongst similarly managed accounts. With respect to the allocation of investment opportunities, the Adviser and its affiliates have policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Funds' pre-tax performance is compared to the appropriate market peer group and to each Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

                             OWNERSHIP OF SECURITIES

                                                                     DOLLAR RANGE OF SHARES IN THE FUND
                                                                       $1 -    $10,001  $50,001 -     OVER
FUND                                         NAME              NONE  $10,000  -$50,000  $100,000    $100,000
----                                                           ----  -------  --------  ----------  --------
ASIA EQUITY FUND          Michael A.K. Koh
                          Andrew Swan
                          Joshua Tay

EMERGING MARKETS EQUITY   Austin Forey
FUND
                          Gregory A. Mattiko
                          Ashraf El Ansary

INTREPID EUROPEAN FUND    Ajay Gambhir

                          John Baker

INTERNATIONAL EQUITY      James Fisher
FUND
                          Thomas Murray

INTERNATIONAL GROWTH      Andrew Orchard
FUND
                          Shane Duffy

                          Jeroen Huysinga

INTERNATIONAL
OPPORTUNITIES FUND        Nigel F. Emmett

                                                                     DOLLAR RANGE OF SHARES IN THE FUND
                                                                       $1 -    $10,001  $50,001 -     OVER
FUND                                   NAME                    NONE  $10,000  -$50,000  $100,000    $100,000
----                                                           ----  -------  --------  ----------  --------
                          Pavlos M. Alexandrakis

INTERNATIONAL SMALL CAP   Howard Williams
EQUITY FUND
                          Sandeep Bhargava

INTERNATIONAL VALUE FUND  Nigel F. Emmett

                          Gerd Woort-Menker
                          Pavlos M. Alexandrakis

INTREPID INTERNATIONAL    Jeroen Huysinga
FUND
                          Nigel F. Emmett
                          Pavlos Alexandrakis

JAPAN FUND                Stuart Cox
                          Stephen Mitchell

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase,and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds and furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the series of JPMorgan funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.


     From September 10, 2001 to February 19, 2005, pursuant to the administration between Trusts and the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Predecessor Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                       FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                            10/31/03                  10/31/04                 10/31/05
                                    --------------------------------------------------------------------------
                                    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED   PAID/ACCRUED    WAIVED
                                    ------------  ---------   ------------  ---------  ------------  ---------
Asia Equity Fund                    $         43  $     (43)  $         67  $     (67) $         54  $     (24)
Emerging Markets Equity Fun                  102       (102)           112       (112)          153        (17)
Intrepid European Fund                        87        (87)           144       (144)          158        (67)
International Equity Fund                    753       (261)         1,582       (590)        2,640       (279)
International Growth Fund                      5         (5)             6         (6)            6         (5)
International Value Fund                      61        (61)            68        (68)           81        (31)
Japan Fund                                     2         (2)            32        (15)           93        (10)
International Opportunities Fund             302       (159)           272       (109)          222        (30)
Intrepid International Fund         $        202       (192)  $        218       (218) $        168        (89)

                                   DISTRIBUTOR

     Effective February 19, 2005, JPMDS serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

     The following table describes the compensation to the principal underwriter, JPMDS, for the period from February 19, 2005 until October 31, 2005.

                                                             COMPENSATION
                                          NET                ON
                                          UNDERWRITING       REDEMPTIONS
                                          DISCOUNTS AND      AND               BROKERAGE     OTHER
FUND                                      COMMISSIONS        REPURCHASES(1)    COMMISSIONS   COMPENSATION(1)
------------------------------------------------------------------------------------------------------------------
Asia Equity Fund

Emerging Markets Equity Fund

Intrepid European Fund

International Growth Fund

International Value Fund

Japan Fund

International Opportunities Fund

Intrepid International Fund

(1) Includes compensation paid from JPMDS to SG Constellation LLC in connection with financing commissions on Class B Shares.

     The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended October 31, 2005 was $__________.

                                DISTRIBUTION PLAN

     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of shares of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                      FISCAL YEAR ENDED        FISCAL YEAR ENDED 10/31/04        FISCAL YEAR ENDED
FUND                                      10/31/03                               --------            10/31/05
----                                      --------                                                   --------
                                   PAID/ACCRUED     WAIVED     PAID/ACCRUED        WAIVED     PAID/ACCRUED      WAIVED
ASIA EQUITY FUND
    Class A Shares                 $          2     $    -     $          6        $   (2)    $          3      $    -
    Class B Shares                            1          -                4            (1)               -           -
EMERGING MARKETS EQUITY FUND
    Class A Shares                            -^         -                 ^            -               11           -
    Class B Shares                            1          -                 ^            -               10           -
INTREPID EUROPEAN FUND
    Class A Shares                           69          -               78             -               90           -
    Class B Shares                           76          -               86             -               98           -
    Class C Shares                           20          -               23             -               26           -
INTERNATIONAL EQUITY FUND
    Class A Shares*                           9          -                -^            -              284           -
    Class B Shares*                           1          -                -^            -               66           -
    Class C Shares**                          2          -                -             -              138           -
INTERNATIONAL GROWTH FUND
    Class A Shares                            7          -                7            (3)              10           -
    Class B Shares                            5          -                6            (1)               7           -
INTERNATIONAL OPPORTUNITIES FUND
    Class A Shares                           27          -               45             -               25           -
    Class B Shares                            9          -               17             -                8           -
INTERNATIONAL VALUE FUND
    Class A Shares                            1          -                -^            -                4           -
    Class B Shares                            1          -                -^            -                6           -
JAPAN FUND
    Class A Shares                            3         (3)               2            (2)             198           -
    Class B Shares                            1          -                1             -                9           -
INTREPID INTERNATIONAL FUND
    Class A Shares                           16          -               14             -                9           -
    Class B Shares                             ^         -                -             -                -           -
    Class C Shares                             ^         -                -             -                -           -

^    Amount rounds to less than one thousand.
*    The class commenced operations on 2/28/02.
**   The class commenced operations on 1/31/03.

                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund (other than the International Growth Fund) and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund, except the Emerging Markets Equity Fund and the International Growth Fund, pays to JPMorgan Chase Bank the higher of the (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as the custodian and fund accountant for the International Growth Fund. In its roles as custodian and fund accountant, respectively, of the International Growth Fund, IBT is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. On or about March 25, 2005, JPMorgan Chase Bank became the custodian and fund accountant for the International Growth Fund. At that time, the International Growth Fund began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule for international funds (except Emerging Markets Equity Fund) and the custody fee scheduled, both of which are as described above.

                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the International Value, Japan, Emerging Markets Equity, International Opportunities, European and International Equity Funds. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

     JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2005, JPMorgan Chase Bank received fees of $ 469,268 for the Funds in this Statement of Additional Information.

     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.

                              SHAREHOLDER SERVICING

     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).


     Select Class, Class A, Class B and Class C           0.25%
     Institutional Class                                  0.10%
     International Equity Fund R Class                    0.05%


     Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares. Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank and JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                           FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                               10/31/03                  10/31/04                   10/31/05
                                        ----------------------------------------------------------------------------
                                           PAID/                     PAID/                      PAID/
                                          ACCRUED      WAIVED       ACCRUED      WAIVED        ACCRUED       WAIVED
                                        ----------------------------------------------------------------------------
ASIA EQUITY FUND
Class A Shares                          $         1  $       (1)  $         1  $       (1)   $         3   $      (1)
Class B Shares                                    -^          -^            -^          -^             -           -
Institutional Shares**                            8          (6)           18          (4)            14          (2)
Select Shares                                    48           -            66          (1)            79          (3)
EMERGING MARKETS EQUITY FUND
Class A Shares                                    -^          -^            2          (2)            10          (2)
Class B Shares                                    -^          -^            -^          -^             3           -^
Institutional Shares                             50         (49)           50         (43)            58         (30)
Select Shares                                    47         (22)           60         (10)           172          (2)
INTREPID EUROPEAN FUND
Class A Shares                                   37          (9)           87          (7)            90           -
Class B Shares                                   25           -            31           -             33           -
Class C Shares                                    7           -             8           -              9           -
Institutional Shares                              8          (8)           28         (28)            40         (35)
Select Shares                                    24          (1)           45           -            105           -
INTERNATIONAL EQUITY FUND
Class A Shares*                                   9          (9)           99         (55)           284        (177)
Class B Shares*                                   -^          -             1          (1)            22          (1)
Class C Shares**                                  1          (1)           12          (7)            46          (4)
Select Shares                                 1,245        (767)        2,525      (1,684)         5,391      (3,465)
R Class Shares***
INTERNATIONAL GROWTH FUND
Class A Shares                                    7          (7)            9          (9)            10          (9)
Class B Shares                                    2          (2)            2          (2)             2          (2)
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                                   27         (24)  $        30  $      (15)            25          (3)
Class B Shares                                    3          (3)            3          (2)             3           -^
Institutional Shares                            162        (118)          134        (103)           100         (77)
Select Shares                                    68         (16)           86          (4)           180           -
INTERNATIONAL VALUE FUND
Class A Shares                                    -^          -             -^          -              4          (1)
Class B Shares                                    1          (1)            1          (1)             2           -^
Institutional Shares                             25         (25)           28         (28)            34         (32)
Select Shares                                    40          (5)           43           -             83           -
JAPAN FUND
Class A Shares                                    2          (2)           51         (50)           198         (77)

                                           FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                               10/31/03                  10/31/04                   10/31/05
                                        ----------------------------------------------------------------------------
                                           PAID/                     PAID/                      PAID/
                                          ACCRUED      WAIVED       ACCRUED      WAIVED        ACCRUED       WAIVED
                                        ----------------------------------------------------------------------------
Class B Shares                                    -^          -             2          (1)             3           -
INTREPID INTERNATIONAL FUND
Class A Shares                                                                                        10           -
Class C Shares                                                                                         -           -
Institutional Shares                                                                                 135        (135)
Select Shares


^   Amount rounds to less than one thousand.
*   The class commenced operations on 2/28/02.
**  The class commenced operations on 1/31/03.

*** As of 10/31/05, R Class Shares had not commenced operations.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

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     JPMorgan Chase Bank, JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge ("CDSC").

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year

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ended October 31, 2005, JPMIM and JPMDS paid approximately $_________ for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                                  TRUST COUNSEL

     The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948 is counsel to the Trust.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Funds purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. The day after your purchase order is accepted (i.e. trade date plus 1) is considered the first day for the purposes of calculating the 60 day holding period. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from the Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities;

(ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

                                         FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                              10/31/03            10/31/04            10/31/05
                                         -----------------   -----------------   -----------------
ASIA EQUITY FUND
Total Brokerage Commissions              $         242,745   $         358,945   $            227
Brokerage Commissions to Affiliated
Broker/Dealer                                       23,687              30,064                 18
EMERGING MARKETS EQUITY FUND
Total Brokerage Commissions                        283,288             459,320              1,086
Brokerage Commissions to Affiliated
Broker/Dealer                                          307                 205                  -
INTREPID EUROPEAN FUND
Total Brokerage Commissions                      1,626,011           1,451,510              1,357
Brokerage Commissions to Affiliated
Broker/Dealer                                       24,213                 334                  -
INTERNATIONAL EQUITY FUND
Total Brokerage Commissions                        367,410             586,595                683
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                   -                  -
INTERNATIONAL GROWTH FUND
Total Brokerage Commissions                      1,156,301               5,585                  2
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                   -                  -
INTERNATIONAL OPPORTUNITIES FUND
Total Brokerage Commissions                        686,238            $570,298                479
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                   -                  -
INTERNATIONAL VALUE FUND
Total Brokerage Commissions                        204,592             160,254                193
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                   -                  2
JAPAN FUND
Total Brokerage Commissions                         37,206             339,939                526
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                 866                  2
INTREPID INTERNATIONAL FUND
Total Brokerage Commissions                              -                   -                349
Brokerage Commissions to Affiliated
Broker/Dealer                                            -                   -                  -

SECURITIES OF REGULAR BROKER-DEALERS

     As of October 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (in thousands):

                                                                             VALUE OF SECURITIES
FUND                                         NAME OF BROKER-DEALER              OWNED (000's)
--------------------------------------------------------------------------------------------------
Asia Equity Fund                             HSBC Securities Inc.                    2,482
Emerging Markets Equity Fund                          n/a
International Equity Fund                      Deutsche Bank AG                     23,376
                                             HSBC Securities Inc.                  103,195
                                                 ABN AMRO Inc.                      33,341

                                             Barclays Capital Inc.                  43,778
                                         Royal Bank of Scotland Group               38,345
                                          UBS Financial Services Inc.               70,245
                                          Bank of America Corporation               95,000
                                           Goldman Sachs and Company                50,000
International Growth Fund                    HSBC Securities Inc.                       69
                                             Barclays Capital Inc.                      49
                                          UBS Financial Services Inc.                   84
International Opportunities Fund             Barclays Capital Inc.                   1,719
                                        Credit Suisse First Boston LLC               1,520
                                           Goldman Sachs and Company                 2,400
                                             HSBC Securities Inc.                    2,299
                                         Royal Bank of Scotland Group                4,068
                                          UBS Financial Services Inc.                4,510
International Value Fund                     Barclays Capital Inc.                   2,232
                                        Credit Suisse First Boston LLC               1,300
                                           Goldman Sachs and Company                 1,000
                                             HSBC Securities Inc.                    3,921
                                         Royal Bank of Scotland Group                1,981
                                         UBS Financial Services Group                1,500
Intrepid European Fund                           ABN AMRO Inc.                       2,500
                                        Credit Suisse First Boston LLC               3,672
                                          UBS Financial Services Inc.                  499
                                               Deutsche Bank AG                      4,631
                                             Barclays Capital Inc.                   3,164
                                             HSBC Securities Inc.                    4,149
                                           Goldman Sachs and Company                 2,000
Intrepid International Fund               UBS Financial Services Inc.                1,815
                                             Barclays Capital Inc.                   1,277
                                             HSBC Securities Inc.                    1,733
                                         Royal Bank of Scotland Group                3,078
Japan Fund                              Credit Suisse First Boston LLC               4,395
                                          UBS Financial Services Inc.                  899
                                                Bank of America                      4,590
                                           Goldman Sachs and Company                 3,900

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

     The Trust is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by the Trust of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

                              DESCRIPTION OF SHARES

     The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" as such term is defined in the Code.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income in the case of individual shareholders, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds had the following capital loss carryforwards as of the fiscal year ended October 31, 2005.

CAPITAL LOSS CARRYOVER

                                                         CAPITAL LOSS
                                                           CARRYOVER        EXPIRES
EMERGING MARKETS EQUITY                                       (33,592)      10/31/2006
                                                              (28,177)      10/31/2007
                                                               (2,888)      10/31/2008
                                                              (12,744)      10/31/2009
                                                               (5,297)      10/31/2010
                                                         ------------
                                             Remaining        (82,698)*
                                                         ============

INTERNATIONAL GROWTH FUND                                        (575)      10/31/2010
                                                                 (257)      10/31/2011
                                                         ------------
                                             Remaining           (832)
                                                         ============

INTERNATIONAL OPPORTUNITIES FUND                               (2,543)      10/31/2008
                                                              (36,137)      10/31/2009
                                                              (49,498)      10/31/2010
                                                              (15,833)      10/31/2011
                                                         ------------
                                             Remaining       (104,011)**
                                                         ============

INTERNATIONAL VALUE FUND                                      (20,410)      10/31/2009
                                                         ------------
                                             Remaining        (20,410)
                                                         ============

INTREPID INTERNATIONAL FUND                                    (2,946)      10/31/2010
                                                              (17,193)      10/31/2011
                                                         ------------
                                             Remaining        (20,139)
                                                         ============

* The Emerging Markets Equity Fund capital loss carryover includes $3,984 (amount in thousands) of losses acquired from J.P. Morgan Emerging Markets Equity Fund and may be limited under Code Sections 381-384.
** The International Opportunities Fund capital loss carryover includes $2,678
   (amount in thousands) of losses acquired from J.P. Morgan Global 50 Fund and may be limited under Code Sections 381-384.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax will be imposed on a regulated investment company if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from a prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the funds may enter into derivative transactions in futures contracts, options swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to each Fund, defer losses to each Fund, cause adjustments in the holding periods of each Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of these types of transactions may result in that Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not properly designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January

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of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional

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tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008 and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by a Fund that are attributable to gain from "US real property interests" ("USRPIs") which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITS, will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes this election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

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     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

     Tax Shelter Disclosure. If a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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     PRINCIPAL HOLDERS. As of March 31, 2006, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:


     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended October 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

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                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

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F3   FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest
               credit quality, and indicates an entity which

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               possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior
               credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
               (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory
               credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

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D    Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt

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          subordinated to senior debt that is assigned an actual or implied B or
          B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:     Issuers rated Not Prime do not fall within any of the
               Prime rating categories.

FITCH

   Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly
CC/C speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.


Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are
CC,       viewed as very weak with a very poor capacity to meet
C policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have
DD,       either failed to make payments on their obligations in a timely
D manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2006,
                                 AS SUPPLEMENTED
                                   MAY 5, 2006


                           JPMORGAN TRUST I ("JPMTI")

              JPMorgan Capital Growth Fund ("Capital Growth Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan Diversified Fund ("Diversified Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")
           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")


             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")

          JPMorgan Intrepid Multi Cap Fund ("Intrepid Multi Cap Fund")

              JPMorgan Intrepid Value Fund ("Intrepid Value Fund") JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")
              JPMorgan Small Cap Core Fund ("Small Cap Core Fund")
            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")
                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")
             JPMorgan Value Advantage Fund ("Value Advantage Fund")

             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")

               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")

              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT")


            JPMorgan Growth Advantage Fund ("Growth Advantage Fund")


                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses dated May 5, 2006 for the R Class Shares of Intrepid America Fund, Intrepid Growth Fund, Intrepid Value Fund, Small Cap Equity Fund and U.S. Equity Fund and the prospectuses for the remaining classes of all the Funds dated May 1, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated December 31, 2005 and June 30, 2005 included in the annual and semi-annual Shareholder Reports, respectively, relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, to the extent applicable, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


For more information about the Funds or the Financial Statements, simply write or call:

                            JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                    SAI-USEQ-506

                                TABLE OF CONTENTS


GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       26
TRUSTEES                                                                      36
OFFICERS                                                                      45
CODES OF ETHICS                                                               47
PROXY VOTING PROCEDURES AND GUIDELINES                                        48
PORTFOLIO HOLDINGS DISCLOSURE                                                 51
INVESTMENT ADVISER                                                            52
PORTFOLIO MANAGERS                                                            55
ADMINISTRATOR                                                                 60
DISTRIBUTOR                                                                   61
DISTRIBUTION PLAN                                                             62
CUSTODIAN                                                                     67
SECURITIES LENDING AGENT                                                      68
TRANSFER AGENT                                                                68
SHAREHOLDER SERVICING                                                         68
EXPENSES                                                                      72
FINANCIAL INTERMEDIARIES                                                      72
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 74
PURCHASES, REDEMPTIONS AND EXCHANGES                                          74
DIVIDENDS AND DISTRIBUTIONS                                                   77
NET ASSET VALUE                                                               77
PORTFOLIO TRANSACTIONS                                                        78
DELAWARE TRUST                                                                82
MASSACHUSETTS TRUST                                                           83
LIMITATION OF DIRECTORS' LIABILITY                                            84
DESCRIPTION OF SHARES                                                         84
DISTRIBUTIONS AND TAX MATTERS                                                 87
ADDITIONAL INFORMATION                                                        94
FINANCIAL STATEMENTS                                                         106
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                     1

                                     GENERAL

THE TRUSTS AND THE FUNDS


     The Funds (other than the Growth Advantage Fund and the Mid Cap Value Fund) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. Each Fund (other than the Growth Advantage Fund, the Mid Cap Value Fund and the Value Advantage Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds (other than Intrepid America Fund, Intrepid Multi Cap Fund, Intrepid Growth Fund, Intrepid Value Fund, (the "Intrepid Funds") and Value Advantage Fund ) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

     The Growth Advantage Fund (formerly JPMorgan Mid Cap Growth Fund) is a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.


     The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (the "Corporation" or "JPMFMFG"), a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Disciplined Equity Fund
                            JPMorgan Diversified Fund
                            JPMorgan U.S. Equity Fund
                        JPMorgan U.S. Small Company Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                          JPMorgan Capital Growth Fund
                         JPMorgan Dynamic Small Cap Fund
                         JPMorgan Growth and Income Fund
                         JPMorgan Small Cap Equity Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                          JPMorgan Mid Cap Equity Fund
                          JPMorgan Small Cap Core Fund

                    J.P. MORGAN MUTUAL FUND SERIES ("JPMMFS")
                         JPMorgan Intrepid America Fund


                          JPMorgan Intrepid Growth Fund

                        JPMorgan Intrepid Multi Cap Fund

                          JPMorgan Intrepid Value Fund


     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Growth Advantage Fund, Mid Cap Value Fund and Value Advantage Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.


     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust which was renamed "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMIF. Prior to February 19, 2005, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.

     JPMMFG. Prior to February 19, 2005, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.

     The Growth and Income Fund operated under a master/feeder structure and invested all of its assets in the Growth and Income Portfolio. As of March 21, 2005, the Growth and Income Portfolio was dissolved and the Growth and Income Fund began investing directly in portfolio securities.

     JPMMFSG. Prior to February 19, 2005, the Mid Cap Equity Fund and Small Cap Core Fund were series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of JPMMFSG was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group.


     JPMMFS. Prior to February 19, 2005, the Intrepid America Fund, Intrepid Multi Cap Fund (formerly JPMorgan Intrepid Contrarian Fund), Intrepid Growth Fund and Intrepid Value Fund were series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003.


     After the close of business on February 18, 2005, the JPMorgan Diversified Fund and the JPMorgan U.S. Equity Fund acquired all of the assets and liabilities of One Group Balanced Fund and One Group Diversified Equity fund, respectively, pursuant to Agreements and Plans of Reorganization, each dated November 22, 2004 between JPMMFG, on behalf of JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund, and One Group Mutual Funds, on behalf of One Group Balanced Bond Fund and One Group Diversified Equity Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Directors of JPMFMFG, the Board of Trustees of JPMMFS and the Boards of Trustees of the other Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI, JPMMFIT and JPMFMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Capital Growth Fund            Select Class, Institutional Class, Class A, Class B and Class C
Disciplined Equity Fund        Select Class, Institutional Class, Class A, Class B and Class C and Ultra
Diversified Fund               Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund         Select Class, Institutional Class, Class A, Class B and Class C
Growth and Income Fund         Select Class, Institutional Class, Class A, Class B and Class C
Intrepid America Fund          Select Class, Class A, Class C and R Class
Intrepid Multi Cap Fund        Select Class, Class A and Class C
Intrepid Growth Fund           Select Class, Class A, Class C and R Class
Intrepid Value Fund            Select Class, Class A, Class C and R Class
Mid Cap Equity Fund            Select Class, Class A and Class C
Growth Advantage Fund          Select Class, Institutional Class, Class A, Class B and Class C
Mid Cap Value Fund             Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund            Select Class
Small Cap Equity Fund          Select Class, Institutional Class, Class A, Class B, Class C and R Class
U.S. Equity Fund               Select Class, Institutional Class, Class A, Class B, Class C, Ultra and R Class
U.S. Small Company Fund        Select Class, Institutional Class, Class A, Class B and Class C
Value Advantage                Select Class, Institutional Class, Class A and Class C


     Currently, each Fund offers the following classes of shares:


Capital Growth Fund            Select Class, Class A, Class B and Class C
Disciplined Equity Fund        Select Class, Institutional Class, Class A and Ultra
Diversified Fund               Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund         Select Class, Class A, Class B and Class C
Growth and Income Fund         Select Class, Class A, Class B and Class C
Intrepid America Fund          Select Class, Class A, Class C and R Class
Intrepid Multi Cap Fund        Select Class, Class A and Class C
Intrepid Growth Fund           Select Class, Class A, Class C and R Class
Intrepid Value Fund            Select Class, Class A, Class C and R Class
Mid Cap Equity Fund            Select Class
Growth Advantage Fund          [Select Class], Class A, Class B and [Class C]
Mid Cap Value Fund             Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund            Select Class
Small Cap Equity Fund          Select Class, Class A, Class B, Class C and R Class
U.S. Equity Fund               Select Class, Institutional Class, Class A, Class B, Class C, Ultra and R Class
U.S. Small Company Fund        Select Class and Institutional Class
Value Advantage                Select Class, Institutional Class, Class A and Class C


     As of the date of this SAI, Mid Cap Value Fund, Small Cap Core Fund, U.S. Small Company Fund and Ultra shares of the Disciplined Equity Fund are not available for purchase by new investors. Please see read the prospectuses for more information

     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

NEW NAME                                    FORMER NAME
JPMorgan Mid Cap Equity Fund                J.P. Morgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund        J.P. Morgan Select Small Cap Equity Fund

     On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:


NEW NAME                                    FORMER NAME
JPMorgan Intrepid Multi Cap Fund            JPMorgan Intrepid Investor Fund
JPMorgan Small Cap Core Fund                JPMorgan Trust Small Cap Equity Fund



     Effective August 17, 2005, JPMorgan Mid Cap Growth Fund was renamed JPMorgan Growth Advantage Fund.

     Effective March 31, 2006, JPMorgan Intrepid Contrarian Fund was renamed JPMorgan Intrepid Multi Cap Fund.


MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds (other than the Growth Advantage Fund and the Mid Cap Value Fund), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.


     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     All Funds, except for Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund may invest up to 20% of their total assets in foreign securities. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or
(iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

     Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.

     Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, with the exception of Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, which may not invest in foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

     The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the Intrepid Funds, Capital Growth Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and Value Advantage Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. All the Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     MORTGAGE-BACKED SECURITIES. The Funds, except Value Advantage Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


     STRIPPED MORTGAGE-BACKED SECURITIES. The Mid Cap Value Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, Small Cap Core Fund and the Intrepid Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.


     STRUCTURED PRODUCTS. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund and Value Advantage Fund, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, the U.S. Small Company Fund and Value Advantage Fund, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. The Funds, except the Value Advantage Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and the U.S. Small Company Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. All Funds, except for the Intrepid Funds and Value Advantage Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS


     The Mid Cap Value Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in tax exempt obligations.


     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Growth Advantage Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Growth Advantage Fund, the Intrepid Funds and Value Advantage Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.


     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending
Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


     REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Diversified Fund and U.S. Equity Fund, may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

     All Funds, except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund and Growth Advantage Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Multi Cap Fund rated Baa or higher by Moody's and BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.


     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                FISCAL YEAR     FISCAL YEAR
                                   ENDED           ENDED
                                 12/31/04        12/31/05
                                -----------
Capital Growth Fund                     122%
Disciplined Equity Fund                  49%
Diversified Fund                        242% *
Dynamic Small Cap Fund                  112%
Intrepid America Fund                    97%
Intrepid Multi Cap Fund                  99%
Intrepid Growth Fund                    127%
Intrepid Value Fund                      98%
Mid Cap Equity Fund                     103%
Growth Advantage Fund                   118%
Mid Cap Value Fund                       44%
Small Cap Core Fund                     189%
Small Cap Equity Fund                    33%
U.S. Equity Fund                         82%
U.S. Small Company Fund                 128%



* Portfolio turnover during the fiscal year ended December 31, 20__, is attributable to ___________.

Prior to March __, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio and did not invest directly in a portfolio of assets, and therefore did not have reportable portfolio turnover rates. The portfolio turnover rates of the Growth and Income Portfolio prior to March __, 2005, for the fiscal periods indicated were as follows:



                                FISCAL YEAR     FISCAL YEAR
                                   ENDED           ENDED
                                 12/31/04        12/31/05

Growth and Income Portfolio              44%               %


                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


     The investment policies of the Funds (including their investment objectives), with the exception of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small

Cap Fund, the Growth Advantage Fund, and the Small Cap Core Fund, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Growth Advantage Fund, and the Small Cap Core Fund are fundamental but their investment policies are non-fundamental. Shareholders of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Growth Advantage Fund, and the Small Cap Core Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.


INVESTMENT RESTRICTIONS OF THE MID CAP VALUE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Mid Cap Value Fund may not:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

     4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of Mid Cap Value Fund and may be changed with respect to the Fund by the Board of Trustees. The Mid Cap Value Fund may not:

     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     2.   Invest in companies for the purpose of exercising control.

     3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

     5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE DIVERSIFIED FUND, THE DISCIPLINED EQUITY FUND, THE U.S. EQUITY FUND AND THE U.S. SMALL COMPANY FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS OF THE CAPITAL GROWTH FUND, THE GROWTH AND INCOME FUND, THE SMALL CAP EQUITY FUND AND THE DYNAMIC SMALL CAP FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company ("master portfolio") in which it invests, the Fund's investment objective and policies shall be identical to the master portfolio's investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.

     Each Fund:

     1. May not borrow money, except to the extent permitted by applicable law.

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund and the Dynamic Small Cap Fund are subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

     7. Each Fund (other than Growth and Income Fund) may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The investment policies of the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain foreign countries, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund or the Dynamic Small Cap Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets,
(ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of JPMorgan Chase, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE GROWTH ADVANTAGE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Growth Advantage Fund:


     1. May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.


     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Growth Advantage Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL RESTRICTIONS. The Growth Advantage Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:


     1. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

     2. The Fund may not purchase or sell interests in oil, gas or mineral leases.

     3. The Fund may not invest more than 15% of its net assets in illiquid securities.

     4. The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     5. Except as specified above, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


     6. In addition, the Growth Advantage Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.


     7. The Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     For purposes of the investment restrictions regarding the Growth Advantage Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, the Growth Advantage Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectus. Should either the Growth Advantage Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.


     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE MID CAP EQUITY FUND AND SMALL CAP CORE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

     1. May not borrow money, except to the extent permitted by applicable law;

     2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
(iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Mid Cap Equity Fund and the Small Cap Core Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     The investment policies of the Mid Cap Equity Fund and the Small Cap Core Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE INTREPID GROWTH FUND, THE INTREPID VALUE FUND, INTREPID AMERICA FUND, THE INTREPID MULTI CAP FUND AND VALUE ADVANTAGE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Multi Cap Fund are diversified funds, as such term is defined in the 1940 Act. Each Fund:


     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Intrepid Funds:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                                    TRUSTEES

     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                         NUMBER OF
    NAME (YEAR OF BIRTH);                                            PORTFOLIOS IN FUND
       POSITIONS WITH                  PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
         THE FUNDS                      DURING PAST 5 YEARS            BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
         ---------                      -------------------            -------------            --------------------
INDEPENDENT TRUSTEES            CFO and Consultant, Eduneering,             118          None.
WILLIAM J. ARMSTRONG            Inc. (internet business education
(1941); Trustee of Trusts       supplier) 2000-2001; Retired; Vice
since 2005; Trustee of          President & Treasurer of
heritage JPMorgan Funds         Ingersoll-Rand Company
since 1987.                     (manufacturer of industrial
                                equipment) (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President & Chief                  118          None.
(1932); Trustee of Trusts       Executive Officer, Eastern Sales
since 2005; Trustee of          Bankcard (1971-1988)
heritage JPMorgan Funds since
1989.

JOHN F. FINN                    President and Chief Executive               117*         Director, Cardinal Health, Inc.
(1947); Trustee of Trusts       Officer of Gardner, Inc. (wholesale                      (CAH) (1994-present); Chairman, The
since 2005; Trustee of          distributor to outdoor power                             Columbus Association of the
heritage One Group Mutual       equipment industry) (1979-present).                      Performing Arts (CAPA) (2003 -
Funds since 1998.                                                                        present).

                                                                         NUMBER OF
    NAME (YEAR OF BIRTH);                                            PORTFOLIOS IN FUND
       POSITIONS WITH                  PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
         THE FUNDS                      DURING PAST 5 YEARS            BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
         ---------                      -------------------            -------------            --------------------
DR. MATTHEW GOLDSTEIN           Chancellor of the City University           118          Director of Albert Einstein School
(1941); Trustee of Trusts       of New York (1999-present);                              of Medicine (1998 - present);
since 2005; Trustee of          President, Adelphi University (New                       Director of New Plan Excel Realty
heritage JPMorgan Funds since   York) (1998-1999).                                       Trust, Inc. (real estate investment
2003.                                                                                    trust) (2000-present); Director of
                                                                                         Lincoln Center Institute for the
                                                                                         Arts in Education (1999-present).

ROBERT J. HIGGINS               Retired; Director of Administration         118          None.
(1945); Trustee of Trusts       of the State of Rhode Island
since 2005; Trustee of          (2003-2004); President - Consumer
heritage JPMorgan Funds since   Banking and Investment Services,
2002.                           Fleet Boston Financial (1971-2001).

PETER C. MARSHALL               Self-employed business consultant           117*         None.
(1942); Trustee of Trusts       (2002-present); Senior Vice
since 2005; Trustee of          President, W.D. Hoard, Inc.
heritage One Group Mutual       (corporate parent of DCI Marketing,
Funds since 1994.               Inc.) (2000-2002); President, DCI
                                Marketing, Inc. (1992-2000).

MARILYN MCCOY                   Vice President of Administration            117*         Trustee, Mather LifeWays
(1948); Trustee of Trusts       and Planning, Northwestern                               (1994-present); Trustee, Carleton
since 2005; Trustee of          University (1985-present).                               College (2003-present).
heritage One Group Mutual
Funds since 1999.

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus                  118          Director of Radio Shack Corporation
(1937); Trustee of Trusts       (2001-2002), and Chairman and Chief                      (electronics) (1987-present);
since 2005; Trustee of          Executive Officer, Boston Stock                          Director of The National Football
heritage JPMorgan Funds since   Exchange (1985- 2001).                                   Foundation and College Hall of Fame
2003.                                                                                    (1994-present); Trustee of the
                                                                                         Stratton Mountain School
                                                                                         (2001-present).

ROBERT A. ODEN, JR.             President, Carleton College                 117*         Director, American University in
(1946); Trustee of Trusts       (2002-present); President, Kenyon                        Cairo.
since 2005; Trustee of          College (1995-2002).
heritage One Group Mutual
Funds since 1997.

                                                                         NUMBER OF
    NAME (YEAR OF BIRTH);                                            PORTFOLIOS IN FUND
       POSITIONS WITH                  PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
         THE FUNDS                      DURING PAST 5 YEARS            BY TRUSTEE(1)            OUTSIDE FUND COMPLEX
         ---------                      -------------------            -------------            --------------------
FERGUS REID, III (1932);        Chairman of Lumelite Corporation            118          Trustee of Morgan Stanley Funds
Trustee of Trusts (Chairman)    (plastics manufacturing)                                 (198 portfolios) (1995-present).
since 2005; Trustee (Chairman)  (2003-present); Chairman and Chief
of heritage JPMorgan Funds      Executive Officer of Lumelite
since 1987.                     Corporation (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &                  117*         Director, AMS Group (2001-present);
(1939); Trustee of Trusts       Associates, LLC (broker-dealer)                          Trustee, Wabash College
since 2005; Trustee of          (2002-present); Chief Investment                         (1988-present); Chairman,
heritage One Group Mutual       Officer, Wabash College                                  Indianapolis Symphony Orchestra
Funds since 1994.               (2004-present); self-employed                            Foundation (1994-present).
                                consultant (January 2000 to
                                present); Director of Investments,
                                Eli Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER           Retired; Managing Director of               118          None.
(1943); Trustee of Trusts       Bankers Trust Company (financial
since 2005; Trustee of          services) (1968-1998).
heritage JPMorgan Funds since
2001.

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**      Retired; Chief Executive Officer of         118          Director, Glenview Trust Company,
(1935); Trustee of Trusts       Chase Mutual Funds (investment                           LLC (2001- present); Trustee, St
since 2005; Trustee of          company) (1989-1998); President &                        Catherine College (1998 - present);
heritage JPMorgan Funds since   Chief Executive Officer of Vista                         Trustee, Bellarmine University
1998.                           Capital Management (investment                           (2000 - present); director,
                                management) (1990-1998); Chief                           Springfield-Washington County
                                Investment Executive of Chase                            Economic Development Authority
                                Manhattan Private Bank (investment                       (1997 - present); Trustee, Marion
                                management) (1990-1998).                                 and Washington County, Kentucky
                                                                                         Airport Board (1998 - present);
                                                                                         Trustee, Catholic Education
                                                                                         Foundation (2005 - present).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).
* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds).
** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

                               STANDING COMMITTEES


     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds' independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor Audit Committee met ___ times during the fiscal year ended December 31, 2005.

     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met ____ times during the fiscal year ended December 31, 2005. The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met ____ [times] during the fiscal year ended December 31, 2005.

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met ____ times during the fiscal year ended December 31, 2005.

     OWNERSHIP OF SECURITIES. The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):


                                                    OWNERSHIP OF                             OWNERSHIP OF U.S.
                              OWNERSHIP OF MID      DISCIPLINED EQUITY   OWNERSHIP OF U.S.   SMALL COMPANY
NAME OF TRUSTEE               CAP VALUE FUND        FUND                 EQUITY FUND         FUND
INDEPENDENT TRUSTEES
William J. Armstrong                  None                  None               None              None
Roland R. Eppley, Jr.                 None                  None               None              None
John F. Finn                          None                  None               None              None
Dr. Matthew Goldstein           $10,001-$50,000                          $10,001-$50,000         None
Robert J. Higgins                     None                  None               None              None
Peter C. Marshall                     None                  None               None              None
Marilyn McCoy                         None                  None               None              None
William G. Morton, Jr.                None                  None               None              None
Robert A. Oden, Jr.                   None                  None               None              None
Fergus Reid, III                      None                  None               None              None
Frederick W. Ruebeck                  None                  None               None              None
James J. Schonbachler                 None                  None               None              None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                  None               None              None

                              OWNERSHIP OF          OWNERSHIP OF                             OWNERSHIP OF
                              CAPITAL GROWTH        GROWTH AND INCOME    OWNERSHIP OF SMALL  DYNAMIC SMALL CAP
NAME OF TRUSTEE               FUND                  FUND                 CAP EQUITY FUND     FUND
INDEPENDENT TRUSTEES
William J. Armstrong            $10,001-$50,000         $1-$10,000             None               None
Roland R. Eppley, Jr.           $50,001-$100,000            None               None         $50,001-$100,000
John F. Finn                          None                  None               None               None
Dr. Matthew Goldstein              $1-$10,000               None               None               None
Robert J. Higgins                     None                  None               None               None
Peter C. Marshall                     None                  None               None               None
Marilyn McCoy                         None                  None               None               None
William G. Morton, Jr.                None                  None               None               None
Robert A. Oden, Jr.                   None                  None               None               None
Fergus Reid, III                   $1-$10,000           $1-$10,000             None               None
Frederick W. Ruebeck                  None                  None               None               None
James J. Schonbachler                 None                  None               None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        $50,001-$100,000     $50,001-$100,000          None           Over $100,000


                              OWNERSHIP OF          OWNERSHIP OF
                              GROWTH                MID CAP EQUITY       OWNERSHIP OF SMALL  OWNERSHIP OF VALUE
NAME OF TRUSTEE               ADVANTAGE FUND        FUND                 CAP CORE FUND       ADVANTAGE FUND
INDEPENDENT TRUSTEES
William J. Armstrong                  None                  None               None               None
Roland R. Eppley, Jr.                 None                  None               None               None
John F. Finn                          None                  None               None               None
Dr. Matthew Goldstein                 None                  None               None               None
Robert J. Higgins                     None                  None               None               None
Peter C. Marshall                     None                  None               None               None
Marilyn McCoy                         None                  None               None               None
William G. Morton, Jr.                None                  None               None               None
Robert A. Oden, Jr.                   None                  None               None               None
Fergus Reid, III                      None                  None               None               None
Frederick W. Ruebeck                  None                  None               None               None
James J. Schonbachler                 None                  None               None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                  None               None               None

                              OWNERSHIP OF          OWNERSHIP OF         OWNERSHIP OF
                              INTREPID GROWTH       INTREPID VALUE       INTREPID AMERICA
NAME OF TRUSTEE               FUND                  FUND                 FUND
INDEPENDENT TRUSTEES
William J. Armstrong                  None                  None               None
Roland R. Eppley, Jr.                 None                  None               None
John F. Finn                          None                  None               None
Dr. Matthew Goldstein                 None                  None               None
Robert J. Higgins                     None                  None               None
Peter C. Marshall                     None                  None               None
Marilyn McCoy                         None                  None               None
William G. Morton, Jr.                None                  None               None
Robert A. Oden, Jr.                   None                  None               None
Fergus Reid, III                      None                  None               None
Frederick W. Ruebeck                  None                  None               None
James J. Schonbachler                 None                  None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                  None               None

                                                    OWNERSHIP OF        AGGREGATE OWNERSHIP OF ALL REGISTERED
                              OWNERSHIP OF          INTREPID MULTI CAP  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE               DIVERSIFIED FUND      FUND                IN FAMILY OF INVESTMENT COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                  None                  None                     Over $100,000
Roland R. Eppley, Jr.                 None                  None                     Over $100,000
John F. Finn                          None                  None                     Over $100,000
Dr. Matthew Goldstein                 None                  None                  $50,001 - $100,000
Robert J. Higgins                     None                  None                     Over $100,000
Peter C. Marshall                     None                  None                     Over $100,000
Marilyn McCoy                         None                  None                     Over $100,000
William G. Morton, Jr.                None                  None                     Over $100,000
Robert A. Oden, Jr.                   None                  None                     Over $100,000
Fergus Reid, III                      None                  None                     Over $100,000
Frederick W. Ruebeck                  None                  None                     Over $100,000
James J. Schonbachler                 None                  None                  $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                  None                     Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies which the Board of Trustees currently serves includes nine registered investment companies (118 funds).
(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Fund' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

                              TRUSTEE COMPENSATION

     As of July 1, 2005, the Funds of the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                  MID CAP VALUE                            DISCIPLINED         U.S. EQUITY
NAME OF TRUSTEE                       FUND          DIVERSIFIED FUND       EQUITY FUND             FUND
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.

                                  MID CAP VALUE                            DISCIPLINED         U.S. EQUITY
NAME OF TRUSTEE                       FUND          DIVERSIFIED FUND       EQUITY FUND             FUND
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Fergus Reid, III
Frederick W. Ruebeck
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                   GROWTH AND        SMALL CAP             U.S. SMALL        CAPITAL GROWTH
NAME OF TRUSTEE                    INCOME FUND      EQUITY FUND           COMPANY FUND             FUND
-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.
Fergus Reid, III
Frederick W. Ruebeck
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                     GROWTH                                                       VALUE
                                    ADVANTAGE         MID CAP EQUITY      DYNAMIC SMALL         ADVANTAGE
NAME OF TRUSTEE                       FUND                 FUND             CAP FUND              FUND
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.
Fergus Reid, III
Frederick W. Ruebeck
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                    SMALL CAP        INTREPID GROWTH     INTREPID VALUE
NAME OF TRUSTEE                     CORE FUND             FUND                FUND
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong
Roland R. Eppley, Jr.
John F. Finn
Dr. Matthew Goldstein
Robert J. Higgins
Peter C. Marshall
Marilyn McCoy
William G. Morton, Jr.
Robert A. Oden, Jr.
Fergus Reid, III

                                    SMALL CAP        INTREPID GROWTH     INTREPID VALUE
NAME OF TRUSTEE                     CORE FUND             FUND                FUND
-----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Frederick W. Ruebeck
James J. Schonbachler
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.

                                     INTREPID        INTREPID MULTI     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                    AMERICA FUND         CAP FUND        FROM THE FUND COMPLEX(1)
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                                         $    204,417
Roland R. Eppley, Jr.                                                             157,417
John F. Finn                                                                            0(2)
Dr. Matthew Goldstein                                                             179,833
Robert J. Higgins                                                                 179,833
Peter C. Marshall                                                                 229,333
Marilyn McCoy                                                                           0(3)
William G. Morton, Jr.                                                            157,417
Robert A. Oden, Jr.                                                               137,250(4)
Fergus Reid, III                                                                  309,000
Frederick W. Ruebeck                                                              190,500
James J. Schonbachler                                                             157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                                          204,417



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently oversees includes nine registered investment companies (118 funds).
(2)  Does not include $176,250 of Deferred Compensation.
(3)  Does not include $207,083 of Deferred Compensation.
(4)  Does not include $32,500 of Deferred Compensation.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares

(formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     As of January 1, 2006, the Board of Trustees approved the merger of the OG Plan into the Deferred Compensation Plan and the use of the consolidated plan by all of the Trustees.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS

     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.


        NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                      PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                        DURING PAST 5 YEARS
         ----------------                                         -------------------
George C.W. Gatch (1962),               Managing Director, JPMorgan Investment Management Inc.; Director and
President (2005)                        President, JPMorgan Distribution Services, Inc. and JPMorgan Funds
                                        Management, Inc. since 2005. Mr. Gatch is CEO and President of the
                                        JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a
                                        Japanese mutual fund company, which was a joint venture between J.P.
                                        Morgan and Dai-Ichi Kangyo Bank, as well as positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),                 Director and Vice President, JPMorgan Distribution Services, Inc. and
Senior Vice President (2005)*           JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan
                                        Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr.
                                        Young was Vice President and Treasurer, JPMorgan Funds Management,
                                        Inc. (formerly One Group Administrative Services), and Vice President
                                        and Treasurer, JPMorgan Distribution Services, Inc. (formerly One
                                        Group Dealer Services, Inc.) from 1999 to 2005.

        NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                      PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                        DURING PAST 5 YEARS
         ----------------                                         -------------------
Patricia A. Maleski (1960),             Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief                Treasurer, JPMorgan Funds and Head of Funds Administration and Board
Administrative Officer (2005)           Liaison. Ms. Maleski was the Vice President of Finance for the
                                        Pierpont Group, Inc. from 1996 - 2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969),             Vice President, JPMorgan Funds Management, Inc.; Director of Mutual
Treasurer (2005)*                       Fund Administration, JPMorgan Funds Management, Inc. (formerly One
                                        Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to
                                        2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers
                                        LLP from 1992 through 2002.

Stephen M. Ungerman (1953),             Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of
Senior Vice President and Chief         Fund Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman
Compliance Officer (2005)               held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950)                Vice President and Anti Money Laundering Compliance Officer for
AML Compliance Officer (2005)           JPMorgan Asset Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services
                                        Operating Risk Management and Compliance Executive supporting all
                                        JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959),               Vice President and Assistant General Counsel, JPMorgan Chase & Co.
Secretary (2005)                        since 2004; Vice President (Legal Advisory) of Merrill Lynch
                                        Investment Managers, L.P. from 2000 to 2004; attorney associated with
                                        Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),              Vice President and Assistant General Counsel, JPMorgan Chase & Co.
Assistant Secretary (2005)*             since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One
                                        Corporation) from 2004 - 2005; Assistant General Counsel and Associate
                                        General Counsel and Vice President, Gartmore Global Investments, Inc.
                                        from 1999 to 2004.

Jessica K. Ditullio (1962),             Vice President and Assistant General Counsel, JPMorgan Chase & Co.
Assistant Secretary (2005)*             since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949),                 Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2005)*             Distribution Services, Inc.; From 1999 - 2005, Director, Mutual Fund
                                        Administration, JPMorgan Funds Management, Inc. (formerly One Group
                                        Administrative Services) and Senior Project Manager, Mutual Funds,
                                        JPMorgan Distribution Services, Inc. (formerly One Group Dealer
                                        Services, Inc.).

Ellen W. O'Brien (1957)                 Assistant Vice President, JPMorgan Investor Services Co., responsible
Assistant Secretary (2005)**            for Blue Sky registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

        NAME (YEAR OF BIRTH),
        POSITIONS HELD WITH                                      PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                                        DURING PAST 5 YEARS
         ----------------                                         -------------------
Suzanne E. Cioffi (1967),               Vice President, JPMorgan Funds Management, Inc., responsible for
Assistant Treasurer (2005)              mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),            Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed
Assistant Treasurer (2005)                    all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments
                                              from 1996 to 2000.

Arthur A. Jensen (1966)                 Vice President, JPMorgan Funds Management, Inc. since April 2005;
Assistant Treasurer (2005)*             formerly, Vice President of Financial Services of BISYS Fund Services,
                                        Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern
                                        Trust Company and Accounting Supervisor at Allstate Insurance Company
                                        prior to 2001.



*The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
43271.

**The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

     As of [_____], 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                            CODES OF ETHICS

     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing.
JPMIM's code of ethics permits
personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


       ALL FUNDS
     Moody's Investor Service                      Monthly         30 days after month end
     Vickers Stock Research Corp.                  Quarterly       30 days after month end
     Standard & Poor's                             Monthly         30 days after month end
     MorningStar Inc.                              Monthly         30 days after month end
     Lipper, Inc.                                  Monthly         30 days after month end
     Thomson Financial                             Monthly         30 days after month end
     Bloomberg LP                                  Monthly         30 days after month end
     Casey Quirk & Acito                           Monthly         30 days after month end
     Investment Company Institute                  Monthly         30 days after month end

       MID CAP VALUE FUND
     Key Bank                                      Monthly         30 days after month end

       DISCIPLINED EQUITY FUND
       MID CAP VALUE FUND
       U.S. SMALL COMPANY FUND
     Sisters of Saint Joseph of Peace              Quarterly       30 days after month end

       MID CAP VALUE FUND
       DISCIPLINED EQUITY FUND
       DIVERSIFIED FUND
       U.S. SMALL COMPANY FUND
       SMALL CAP GROWTH FUND
       U.S. EQUITY FUND
       DYNAMIC SMALL CAP FUND
       SMALL CAP EQUITY FUND
     Vestek                                        Monthly         30 days after month end

       CAPITAL GROWTH FUND
       DIVERSIFIED FUND
       DYNAMIC SMALL CAP FUND
       GROWTH AND INCOME FUND
       GROWTH ADVANTAGE FUND
       MID CAP VALUE FUND
       SMALL CAP EQUITY FUND
       U.S. EQUITY FUND
     SG Constellation                              Weekly          1 day

       DIVERSIFIED FUND
     The Bank of New York Company, Inc.            Daily           trade date




     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.


     The Funds' top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P.

Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group, Inc. reflecting new advisory fees for the JPMorgan mid Cap Value Fund and approved amendments for the Investment Advisory Agreements for J.P. Morgan Fleming Mutual Fund Group, Inc. and J.P. Morgan Mutual Fund Investment Trust, reflecting the removal of the Predecessor Funds from these agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):


                                     FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          12/31/03                 12/31/04               12/31/2005
                                   ---------------------    ---------------------   ---------------------
FUND                               PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                               ------------   ------    ------------   ------   ------------   ------
Capital Growth Fund                $      1,701    $        $      1,912   $

Disciplined Equity Fund                   2,329      (13)          1,302       (8)

Diversified Fund                          3,036     (552)          2,519     (458)

Dynamic Small Cap Fund                    1,045      (57)          1,271        -

Intrepid America Fund**                      34      (34)          1,130      (22)

Intrepid Multi Cap Fund**                    33      (33)            104      (44)

Intrepid Growth Fund**                       32      (32)             46      (46)

Intrepid Value Fund**                        32      (32)             77      (48)

Mid Cap Equity Fund                       1,058                    1,325        -

Growth Advantage Fund                       376      (87)            376      (79)

Mid Cap Value Fund                        2,600     (729)         13,466   (2,566)

Small Cap Core Fund                       1,992     (646)          2,432     (543)

Small Cap Equity Fund                     4,175        -           4,807        -

U.S. Equity Fund                          1,645        -           1,961        -

U.S. Small Company Fund                   2,163        -           1,508        -



* Prior to March __, 2005, Growth and Income Fund utilized the master/feeder fund structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in its master portfolio. Therefore, the following are the amounts paid to JPMIM by The Growth and Income Portfolio:



                                     FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                          12/31/03                 12/31/04                12/31/05
                                   ---------------------    ---------------------   ---------------------
                                   PAID/ACCRUED   WAIVED    PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
                                   ------------   ------    ------------   ------   ------------   ------
Growth and Income Portfolio        $      4,286   $    -    $      4,423   $    -        $         $    -

* The Portfolio changed its fiscal year end from 10/31 to 12/31.
** The Funds commenced operations on 2/28/03


     The Advisory Agreements provide that they will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.


                               PORTFOLIO MANAGERS

                OTHER ACCOUNTS MANAGED (As of December 31, 2005)

     The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2005:



                               REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                               -------------------------------   --------------------------------          --------------
                               NUMBER OF                         NUMBER OF                          NUMBER OF
                               ACCOUNTS           TOTAL ASSETS   ACCOUNTS            TOTAL ASSETS   ACCOUNTS       TOTAL ASSETS
                               --------           ------------   --------            ------------   --------       ------------
DISCLIPNED EQUITY FUND
Terance Chan
Raffaele Zingone

GROWTH ADVANTAGE FUND
Timothy Parton
Christopher Jones

CAPITAL GROWTH FUND
Timothy Parton
Christopher Jones

U.S. EQUITY FUND
Thomas Luddy
Susan Bao

MID CAP VALUE FUND
Jonathan Simon
Larry Playford

MID CAP EQUITY FUND
Jonathan Simon
Christopher Jones

GROWTH AND INCOME FUND
Jonathan Simon
Clare Hart

SMALL CAP EQUITY FUND
Glenn Gawronski
Christopher Jones

DYNAMIC SMALL CAP FUND
Eytan Shapiro
Christopher Jones

INTREPID GROWTH FUND
Silvio Tarca

Robert Weller
Jason Alonzo

INTREPID VALUE FUND
Silvio Tarca
Robert Weller
Jason Alonzo

INTREPID AMERICA FUND
Silvio Tarca
Robert Weller
Jason Alonzo

INTREPID MULTI CAP FUND
Silvio Tarca
Robert Weller
Jason Alonzo

SMALL CAP CORE FUND
Christopher Blum
Dennis Ruhl

U.S. SMALL COMPANY FUND
Christopher Blum
Dennis Ruhl

VALUE ADVANTAGE FUND
Jonathan Simon
Larry Playford

DIVERSIFIED FUND
Anne Lester
Patrick Jakobson


* Mr. Jakobson is a portfolio manager on 17 individual managed accounts with a total market value of $564 million. Each of these accounts pays a performance fee to the Adviser.
** Ms. Lester is a portfolio manager on one individual managed account with a total market value of $63 million. This account pays a performance fee to the Adviser.


POTENTIAL CONFLICTS OF INTEREST

     The chart above shows the number, type and market value as of December 31, 2005 of the accounts other than the Fund that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts

Accounts are investment options in the Adviser's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser and/or its affiliates serve as advisor to the Funds, to the JPMorgan SmartRetirement Funds, and to the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth and Income Fund, and the JPMorgan Investor Growth Fund (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates are the Advisers to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

     In providing investment services to its clients, the goal of the Adviser and its affiliates is to meet their fiduciary obligations. The Adviser and its affiliates have policies and procedures designed to manage the conflicts described above. With respect to its management of the funds of funds, such as the JPMorgan SmartRetirement Funds and the Investor Funds, the Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of new issue allocation decisions and compliance with the firms' Codes of Ethics. In addition, the Adviser and its affiliates perform reviews for material performance discrepancy amongst similarly managed accounts. With respect to the allocation of investment opportunities, the Adviser and its affiliates have policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed.

Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.


     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.


PORTFOLIO MANAGER COMPENSATION

     JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager's performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF SECURITIES


The following table indicates the dollar range of securities of each fund beneficially owned by the Portfolio's lead portfolio managers as of December 31, 2005, the Portfolios' most recent fiscal year end.


                                             AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO

                                                 $1-    $10,001-  $50,001-  $100,001-  $500,001 -     OVER
                                  DATE   NONE  $10,000  $50,000   $100,000  $500,000   $1,000,000  $1,000,000
                                -----------------------------------------------------------------------------
DISCLIPNED EQUITY FUND

Terance Chan                              X

Raffaele Zingone                                                      X

GROWTH ADVANTAGE FUND

Timothy Parton                                                        X

Christopher Jones                                 X

CAPITAL GROWTH FUND

Timothy Parton                  3/15/05                               X


Christopher Jones               3/17/05                                         X

                                             AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO

                                                 $1-    $10,001-  $50,001-  $100,001-  $500,001 -     OVER
                                  DATE   NONE  $10,000  $50,000   $100,000  $500,000   $1,000,000  $1,000,000
                                -----------------------------------------------------------------------------
U.S. EQUITY FUND

Thomas Luddy                                                                    X

Susan Bao                                  X

MID CAP VALUE FUND

Jonathan Simon                                                                                          X

Larry Playford                                              X

MID CAP EQUITY FUND

Jonathan Simon                             X

Christopher Jones                          X

GROWTH AND INCOME FUND

Jonathan Simon                             X

Clare Hart                      3/16/05           X

SMALL CAP EQUITY FUND

Glenn Gawronski                            X

Christopher Jones                          X

DYNAMIC SMALL CAP FUND

Eytan Shapiro                              X

Christopher Jones                          X

INTREPID GROWTH FUND

Silvio Tarca                                                X

Robert Weller                                               X

Jason Alonzo

INTREPID VALUE FUND

Silvio Tarca                                                X

Robert Weller                                               X

Jason Alonzo

INTREPID AMERICA FUND

Silvio Tarca                                                X

Robert Weller                                               X

Jason Alonzo

INTREPID MULTI CAP FUND

Silvio Tarca                                                X

Robert Weller                                               X

Jason Alonzo

SMALL CAP CORE FUND

Christopher Blum                3/15/05                     X

Dennis Ruhl                     3/15/05                     X

VALUE ADVANTAGE FUND

Jonathan Simon                  3/31/05                                         X

Larry Playford                  3/31/05    X

U.S. SMALL COMPANY FUND

Christopher Blum                           X

Dennis Ruhl                                X

DIVERSIFIED FUND

Anne Lester                     3/18/05    X

Patrick Jakobson                3/23/05    X

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.


     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P., for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.


     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund (except "Growth and Income Fund) a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds, JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets.

     Prior to March 25, 2005, Growth and Income Fund was part of a master/feeder structure and was subject to fees at the master and feeder level.

     For purposes of the preceding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds and One Group Insurance Trust.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between JPMFMFG, JPMMFIT, JPMMFS and the Predecessor Trusts, as the case may be, on behalf of the Mid Cap Value Fund, the Growth Advantage Fund and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds.


     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 12/31/03            12/31/04               12/31/2005
                                          ------------------------------------------------------------------
FUND                                      PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
----                                      ------------  ------   ------------  ------   ------------  ------
Capital Growth Fund                         638           (471)           717    (118)

Disciplined Equity Fund                   1,272         (1,042)           781    (731)

Diversified Fund                            828           (417)           687    (407)

Dynamic Small Cap Fund                      241           (153)           293     (54)

Growth and Income Fund                      699           (699)           665    (395)

Growth and Income Portfolio                 536              -            553       -

Intrepid America Fund**                   7,852         (7,852)           261    (126)

Intrepid Multi Cap Fund**                 7,518         (7,518)            24     (24)

Intrepid Growth Fund**                    7,436         (7,436)            11     (11)

Intrepid Value Fund**                     7,487         (7,487)            18     (18)

Mid Cap Equity Fund                         244            (66)           306     (81)

Growth Advantage Fund                        87            (74)            87     (58)

Mid Cap Value Fund                          530           (158)         2,886  (1,149)

Small Cap Core Fund                         460           (130)           561    (312)

Small Cap Equity Fund                       963           (590)         1,109     (41)

U.S. Equity Fund                            617           (367)           735    (344)

U.S. Small Company Fund                     541            (72)           377    (128)


**   The Intrepid Funds commenced operations on 2/28/03

                                   DISTRIBUTOR

     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.


     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds.


                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS, JPMFMFG, JPMMFIT and each Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                            FISCAL YEAR ENDED     FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                               12/31/2003            12/31/2004              12/31/2005
                                          --------------------  --------------------   ---------------------
FUND (PRIOR FISCAL YEAR
END)                                      PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED    PAID/ACCRUED  WAIVED
------------------------                  ------------  ------  ------------  ------    ------------  ------
Capital Growth Fund

     Class A Shares                       $        908  $    -  $      1,031  $    -

     Class B Shares                                418       -           418       -

     Class C Shares                                 26       -            42       -

Disciplined Equity Fund

     Class A Shares                                  4       -             5       -

     Class B Shares                                  2       -             -       -

Diversified Fund

     Class A Shares                                 85       -           111       -

     Class B Shares                                 77       -           105       -

     Class C Shares                                  4       -             5       -

Dynamic Small Cap Fund

     Class A Shares                                205       -           231       -

     Class B Shares                                389       -           451       -

     Class C Shares                                109       -           218       -

Growth and Income Fund

     Class A Shares                              1,548       -         1,470       -

     Class B Shares                                552       -           521       -

     Class C Shares                                 40       -            43       -

Growth Advantage Fund

     Class A Shares                                146       -           137       -

     Class B Shares                                 24       -            22       -

Mid Cap Value Fund

     Class A Shares                                261       -         1,707       -

     Class B Shares                                285       -           794       -

     Class C Shares                                301       -         1,749       -

Small Cap Equity Fund

     Class A Shares                                198      24           234     (25)

     Class B Shares                                149       -           151       -

U.S. Equity Fund

     Class A Shares                                105       -           126       -

     Class B Shares                                179       -           206       -

     Class C Shares                                 30       -            35       -


^ Amount rounds to less than one thousand

     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended December 31, 2005:



Capital Growth Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Disciplined Equity Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Diversified Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Dynamic Small Cap Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Growth and Income Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Growth Advantage Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel

                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Mid Cap Value Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

Small Cap Equity Fund
                           Advertising and Sales Literature
                           B Share Financing Charges Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders

U.S. Equity Fund
                           Advertising and Sales Literature
                           B Share Financing Charges
                           Compensation to dealers
                           Compensation to sales personnel
                           Equipment, supplies and other indirect distribution-related expenses
                           Printing, production and mailing of prospectuses to other than shareholders


                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

     Until March 21, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as Fund Accountant for Capital Growth Fund, Growth and Income Fund and G&I Portfolio.

     On March 21, 2005, JPMorgan Chase Bank became the fund accountant for the Growth and Income and Capital Growth Funds. At that time these Funds began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule described above.

                            SECURITIES LENDING AGENT


     JPMorgan Chase Bank serves as the securities lending agent for the Capital Growth Fund, Diversified Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund, Growth Advantage Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Core Fund, U.S. Equity Fund and U.S. Small Company Fund. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."


     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

     JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended December 31, 2003, JPMorgan Chase Bank received fees of approximately $254,000.

     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund, the Mid Cap Value Fund and the Growth Advantage Fund.


                              SHAREHOLDER SERVICING

     Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the

Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).


     Select Class, Class A, Class B and Class C                0.25%
     Institutional Class                                       0.10%
     R Class                                                   0.05%


     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party.

The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                 FISCAL YEAR ENDED      FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                     12/31/2003             12/31/2004             12/31/2005
                                ---------------------  --------------------   --------------------
FUND                            PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED   PAID/ACCRUED  WAIVED
----                            ------------  -------  ------------  ------   ------------  ------
    Capital Growth Fund
         Class A Shares                  908        -         1,031       -

         Class B Shares                  139        -           139       -

         Class C Shares                    9        -            14       -

          Select Shares                    7       (7)           11     (11)

Disciplined Equity Fund

         Class A Shares                    4       (4)            5      (5)

         Class B Shares                    1       (1)          N/A     N/A

   Institutional Shares                  651     (195)          336     (16)

          Select Shares                  166        -           188      (2)

           Ultra Shares                   64      (64)           54     (54)

       Diversified Fund

         Class A Shares                   85      (77)          111     (84)

         Class B Shares                   26       (5)           35      (2)

         Class C Shares                    1        -             2       -

   Institutional Shares                  269     (269)          262    (262)

          Select Shares                  596        -           342     (22)

 Dynamic Small Cap Fund

         Class A Shares                  205     (185)          231    (184)

         Class B Shares                  130      (54)          150     (48)

         Class C Shares                   36      (15)           73     (23)

          Select Shares                   31       (6)           35     (28)

 Growth and Income Fund

         Class A Shares                1,548     (309)        1,470    (269)

         Class B Shares                  184      (37)          174     (32)

         Class C Shares                   13       (3)           15      (3)

          Select Shares                    2       (1)            3      (3)

   Intrepid America Fund*

          Select Shares               13,087  (13,087) 435             (208)
Intrepid Multi Cap Fund*

          Select Shares               12,531  (12,531) 40               (40)
   Intrepid Growth Fund*

          Select Shares               12,393  (12,393) 18               (18)
    Intrepid Value Fund*

          Select Shares               12,478  (12,478) 30               (30)
    Mid Cap Equity Fund

          Select Shares                  407     (332)          510    (410)
Growth Advantage Fund

         Class A Shares                   95      (76)          137    (110)

         Class B Shares                    5        -             7       -
     Mid Cap Value Fund

         Class A Shares                  233     (173)        1,707  (1,079)

         Class B Shares                   75        -           265      (7)

         Class C Shares                   87        -           583     (19)
          Institutional
                 Shares                  131     (131)          690    (690)

          Select Shares                   67        -           530       -
    Small Cap Core Fund

          Select Shares                  766     (766)          935    (935)
  Small Cap Equity Fund

         Class A Shares                  146     (115)          234    (192)

         Class B Shares                   50        -            50       -

          Select Shares                1,359     (987)        1,565  (1,562)
       U.S. Equity Fund

         Class A Shares                  105     (101)          126    (123)

         Class B Shares                   60       (9)           69     (12)

         Class C Shares                   10       (2)           12      (2)
          Institutional
                 Shares                   73      (26)           85     (29)

          Select Shares                  671     (119)          806    (118)
U.S. Small Company Fund
          Institutional

                 Shares                  171     (166)          114    (101)

          Select Shares                  474     (166)          343    (121)


* The Intrepid Funds commenced operations on 2/28/03

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


     GROWTH ADVANTAGE FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Growth Advantage Fund, who received Class B Shares in the Growth Advantage Fund as part of the reorganization of the Growth Advantage Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CDSC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CDSC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Growth Advantage Fund were received in the reorganization.


                                                CONTINGENT DEFERRED SALES CHARGE*
                                                --------------------------------
                                             SHARES RECEIVED            SHARES RECEIVED
YEARS HELD                                AFTER REORGANIZATION          IN REORGANIZATION
----------                                --------------------          -----------------
    1                                               5%                         5%
    2                                               4%                         4%
    3                                               3%                         3%
    4                                               3%                         3%
    5                                               2%                         1%
    6                                               1%             Convert to Class A shares
    7                                               None                      --
    8                                               None                      --
    9                                   Convert to Class A shares             --


* Purchasers acquiring Class B Shares of the Growth Advantage Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.


     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                  FISCAL                         FISCAL
                                                   YEAR         FISCAL YEAR       YEAR
                                                  ENDED             ENDED        ENDED
FUND                                            12/31/2003       12/31/2004     12/31/2005
                                                ----------       ----------     ----------
CAPITAL GROWTH FUND

Total Brokerage Commissions                     $      826       $    1,261

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -

DISCIPLINED EQUITY FUND

Total Brokerage Commissions                          1,142              534

Brokerage Commissions to Affliated
Broker/Dealer                                            -                -

DIVERSIFIED FUND

Total Brokerage Commissions                            723              516

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -^
DYNAMIC SMALL CAP FUND

Total Brokerage Commissions                            246              596

Brokerage Commissions to Affliated
Broker/Dealer                                            -                -

INTREPID AMERICA FUND*

Total Brokerage Commissions                             16              449

Brokerage Commissions to Affliated
Broker/Dealer                                            -                -

INTREPID MULTI CAP FUND*

Total Brokerage Commissions                             14               42

Brokerage Commissions to Affliated
Broker/Dealer                                            -                -

INTREPID GROWTH FUND*

Total Brokerage Commissions                             14               12

Brokerage Commissions to Affliated
Broker/Dealer                                            -                           -

INTREPID VALUE FUND*

Total Brokerage Commissions                             12               18

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -

GROWTH AND INCOME PORTFOLIO

Total Brokerage Commissions                          1,178              392

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -

MID CAP EQUITY FUND

Total Brokerage Commissions                            240              380

Brokerage Commissions to Affliated

Broker/Dealer                                            4                1

GROWTH ADVANTAGE FUND

Total Brokerage Commissions                            118              155

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -

MID CAP VALUE FUND

Total Brokerage Commissions                            637            2,814

Brokerage Commissions to Affliated

Broker/Dealer                                          N/A                -

SMALL CAP CORE FUND

Total Brokerage Commissions                            420            1,179

Brokerage Commissions to Affliated

Broker/Dealer                                            -                -

SMALL CAP EQUITY FUND

Total Brokerage Commissions                            645              857

Brokerage Commissions to Affliated
Broker/Dealer                                            -^              -

U.S. EQUITY FUND

Total Brokerage Commissions                            866              788

Brokerage Commissions to Affliated

Broker/Dealer                                            2                1
U.S. SMALL COMPANY FUND

Total Brokerage Commissions                          1,366            1,029

Brokerage Commissions to Affliated
Broker/Dealer                                            2                -


^ Amount rounds to less than one thousand.
* The funds Commenced operations on 2/28/03

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the

Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.


     For the fiscal year ended December 31, 2005, the following Funds paid the commissions indicated below to brokers and dealers who provided research services:



                                                                      PERCENTAGE OF
                                                  TOTAL RESEARCH         TOTAL
                                                   COMMISSIONS        COMMISSIONS
-------------------------------------------------------------------------------------
Disciplined Equity Fund                                  $                 %

Capital Growth Fund

Diversified Fund

Dynamic Small Cap Fund

Growth & Income Fund

Intrepid America Fund

Intrepid Multi Cap Fund

Intrepid Growth Fund

Intrepid Value Fund

Mid Cap Equity Fund

Small Cap Core Fund

U.S. Equity Fund

Mid Cap Value

Growth Advantage


                                 DELAWARE TRUST


     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.


     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST


     JPMMFIT is organized as a Massachusetts business trust and Growth Advantage Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFIT are designed to make JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.


     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFIT's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFIT's Declaration of Trust provides that JPMMFIT will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFIT, unless, as to liability to JPMMFIT or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFIT shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY


     JPMFMFG is a Maryland corporation. The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


                              DESCRIPTION OF SHARES


     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Growth Advantage Fund and Mid Cap Value Fund) represents a separate series of shares of beneficial interest. See "Delaware Trust."


     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".


     SHARES OF JPMMFIT. JPMMFIT is an open-end, management investment company organized as Massachusetts business trust. The Growth Advantage Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFIT's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFIT; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMFMFG. The Articles of Incorporation of the Corporation permit the classes of the Corporation to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the classes of the Corporation are authorized to issue without the approval of the shareholders of each class of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

     Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

     The shares of the Mid Cap Value Fund, which is a series of the Corporation, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

     Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of the Corporation to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.


     CAPITAL LOSS CARRYFORWARDS. As of December 31, 2005, the following Funds have capital loss carryforwards (amounts in thousands):


CAPITAL LOSS CARRYOVER (Amounts in Thousands)


                                               CAPITAL LOSS
                                                 CARRYOVER          EXPIRES
                                             ----------------   ----------------
CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND

                                             ----------------

                                             ================

DIVERSIFIED FUND
                                             ----------------

                                             ================

DYNAMIC SMALL CAP FUND
                                             ----------------

                                             ================

GROWTH AND INCOME FUND

INTREPID AMERICA FUND

INTREPID MULTI CAP FUND

INTREPID GROWTH FUND

INTREPID VALUE FUND

GROWTH ADVANTAGE FUND

                                             ----------------

                                             ================

MID CAP EQUITY FUND

MID CAP VALUE FUND

SMALL CAP CORE FUND

SMALL CAP EQUTIY FUND

U.S. EQUITY FUND
                                             ----------------

                                             ================

U.S. SMALL COMPANY FUND



(a) Includes $_____ (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
(b)  Includes $_____ (in thousands) of losses acquired from JPMorgan Balanced
       Fund.
(c) Includes $_____ (in thousands) of losses acquired from JPMorgan Core Equity Fund and $_____ (in thousands) of losses acquired from JPMorgan Focus Fund.
* Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.


Utilization of these losses will be subject to an annual limitation as perscribed by the Internal Revenue Code.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by each Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


     PRINCIPAL HOLDERS. As of March 31, 2006, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds, the Mid Value Fund and the Growth Advantage Fund:



                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
CAPITAL GROWTH FUND

B SHARES


CAPITAL GROWTH FUND

C SHARES


CAPITAL GROWTH FUND

SELECT SHARES


DISCIPLINED EQUITY FUND

A SHARES


                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND


INSTITUTIONAL SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
SELECT SHARES


DISCIPLINED EQUITY FUND

ULTRA SHARES


DIVERSIFIED FUND

A SHARES


DIVERSIFIED FUND

C SHARES


DIVERSIFIED FUND

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES


DIVERSIFIED FUND

SELECT SHARES


DYNAMIC SMALL CAP FUND

A SHARES


DYNAMIC SMALL CAP FUND

B SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
DYNAMIC SMALL CAP FUND

C SHARES


DYNAMIC SMALL CAP FUND

SELECT SHARES


GROWTH AND INCOME FUND

C SHARES


GROWTH AND INCOME FUND

SELECT SHARES


INTREPID AMERICA FUND

A SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
INTREPID MULTI CAP FUND

C SHARES


INTREPID MULTI CAP FUND

SELECT SHARES


INTREPID GROWTH FUND

A SHARES


INTREPID GROWTH FUND

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
C SHARES


INTREPID GROWTH FUND

SELECT SHARES


INTREPID VALUE FUND

A SHARES


INTREPID VALUE FUND

C SHARES


INTREPID VALUE FUND

SELECT SHARES


MID CAP EQUITY FUND

SELECT SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
GROWTH ADVANTAGE

A SHARES


GROWTH ADVANTAGE

B SHARES


MID CAP VALUE FUND

A SHARES


MID CAP VALUE FUND

B SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
MID CAP VALUE FUND

C SHARES


MID CAP VALUE FUND

INSTITUTIONAL SHARES


MID CAP VALUE FUND

SELECT SHARES

SMALL CAP CORE FUND

SELECT SHARES


SMALL CAP EQUITY FUND

A SHARES


SMALL CAP EQUITY FUND

C SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

SELECT SHARES


U.S. EQUITY FUND

A SHARES


U.S. EQUITY FUND

B SHARES


U.S. EQUITY FUND

C SHARES


U.S. EQUITY FUND

INSTITUTIONAL SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
U.S. EQUITY FUND

SELECT SHARES


U.S. SMALL COMPANY FUND

INSTITUTIONAL SHARES

U.S. SMALL COMPANY FUND

SELECT SHARES

VALUE ADVANTAGE FUND

A SHARES


VALUE ADVANTAGE FUND

B SHARES

                                                                   PERCENTAGE
FUND AND CLASS OF SHARES        NAME AND ADDRESS OF SHAREHOLDER    HELD
--------------------------------------------------------------------------------
VALUE ADVANTAGE FUND

C SHARES


VALUE ADVANTAGE FUND

INSTITUTIONAL SHARES


* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.


     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund, the Growth Advantage Fund or the Mid Cap Value Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


     The financial statements of the Trusts are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-   Highest category of commercial paper. Capacity to meet financial commitment
1 is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-   Issues somewhat more susceptible to adverse effects of changes in
2 circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-   Exhibits adequate protection parameters. However, adverse economic
3 conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-             Short term debt rated "R-1 (middle)" is of superior credit
1 (middle)     quality and, in most cases, ratings in this category differ from
               "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
               Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less. Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and

          "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Certificate of trust dated November 12, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2) Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3) Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4) Amended Schedule B, dated February 16, 2006, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(b) By-Laws dated November 5, 2004. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)    Amended and Restated Investment Advisory Agreement between the
          Trust and J.P. Morgan Investment Management Inc. (amended as of August 11, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on October 27, 2005 (Accession Number 0001047469-05-025419)

(d)(2) Form of Amended Schedule A to the Advisory Agreement (amended as of February 16, 2006). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(d)(3) Investment Sub-Advisory Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001047469-05-027197).

(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e)(2) Form of Amended Schedules B, C, D, and F to the Distribution Agreement (amended as of February 16, 2006). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession
          Number 0001047469-06-002666).

(f)       Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(2) Form of Amended Schedule A to the Global Custody and Fund Accounting Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 000107469-05-028299).

(g)(3)    Custody Agreement for the JPMorgan Highbridge Statistical
          Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(4) Fund Accounting Services Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5) Global Custody and Fund Accounting Agreement between JPMorgan Trust I on behalf of each of the Funds listed on Schedule A, JPMorgan Funds Management, Inc., and JPMorgan Chase Bank, NA. To be filed by amendment.

(h)(1)(a) Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b) Form of Amended Schedule B to the Administration Agreement (amended as of November 10, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001047469-05-028299)

(h)(1)(c) Administration Agreement for SmartRetirement Funds effective May 5, 2006 between the Trust and JPMorgan Funds Management, Inc. To be filed by amendment.

(h)(2)(a) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b) Form of Appendix A to the Transfer Agency Agreement (amended as of February 16, 2006). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(h)(3)(a) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b) Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of February 16, 2005). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(h)(4) Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(5)(a) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.


(h)(5)(b) Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(5)(c) Form of Fee Waiver Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant's Registration Statement filing as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001477469-05-027197).

(h)(5)(d) Form of Fee Waiver Agreement for the JPMorgan Intrepid Long/Short Fund and JPMorgan Strategic Small Cap Value Fund. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 15, 2005 (Accession Number 0001477469-05-028229).

(h)(6) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i)(1)    Opinion and Consent of Counsel. To be filed by amendment.

(j)(1) Consent of independent registered public accounting firm. To be filed by amendment.


(k)       Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1) Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective
          Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(m)(2) Form of Combined Amended and Restated Schedule B, amended as of February 16, 2006, to the Distribution Plan. Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(n) Form of Combined Amended and Restated Rule 18f-3 Multi-Class Plan (amended as of February 16, 2006). Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on March 1, 2006 (Accession Number 0001047469-06-002666).

(o)       Reserved.

(p)       Codes of Ethics.

      (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

      (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney. Incorporated by reference to Exhibit (99)(a) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 20, 2005. (Accession number 0001047469-05-028471)

(99)(b) Power of Attorney for Stephanie J. Dorsey. Incorporated by reference to Exhibit (99)(b) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 10, 2005. (Accession number 0001047469-05-028471)

(99)(c) Power of Attorney for George Gatch. Incorporated by reference to Exhibit (99)(c) to Post-Effective Amendment 25 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 10, 2005. (Accession number 0001047469-05-028471)

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. became the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

NAME                     POSITIONS AND OFFICES WITH          POSITIONS WITH REGISTRANT
                         JPMORGAN DISTRIBUTION
                         SERVICES, INC.
----                     --------------------------          -------------------------
George C.W. Gatch        Director and President              President

Robert L. Young          Director and Vice President         Senior Vice President

Michael R. Machulski     Director, Vice President and        None
                         Treasurer

James T. Detmer          Vice President                      None

David J. Thorp, Jr.      Vice President                      None

Nancy E. Fields          Vice President                      Assistant Secretary

Christopher J. Mohr      Assistant Treasurer                 None

Frank Drozek             Assistant Treasurer                 None

Scott E. Richter         Chief Legal Officer and Secretary   None

Jessica K. Ditullio      Assistant Secretary                 Assistant Secretary

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).


JPMorgan Distribution Services, Inc., the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).


JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).


JPMorgan Funds Management, Inc., the Registrant's administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 6th day of March, 2006.

                                               JPMORGAN TRUST I

                                             By:  George C.W. Gatch*
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on March 6, 2006.

Fergus Reid, III*                              Marilyn McCoy*
-------------------------                      ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
-------------------------                      ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
-------------------------                      ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
-------------------------                      -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
-------------------------                      -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
-------------------------                      ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
-------------------------
Peter C. Marshall
Trustee


By Stephanie J. Dorsey*                        By George C. W. Gatch*
----------------------------------             -------------------------------
Stephanie J. Dorsey                            George C. W. Gatch
Treasurer                                      President


*By /s/ Elizabeth A. Davin
----------------------------------
Elizabeth A. Davin
Attorney-in-fact